[BRIDGEWAY FUNDS LOGO]



September 16, 2002                             June 2002 Quarter - Annual Report
                                               ---------------------------------


Dear Fellow Aggressive Investors 1 Shareholder,

Our Portfolio's return was negative 5.4% in the June quarter as compared with a 13.4% decline for the S&P 500 Index and a 14.3% decline of our peer benchmark, the Lipper Capital Appreciation Funds Index. A negative number is still a negative number, but I'm very happy to have strongly cushioned the blow in the last quarter down market. This positioning is unusual for an aggressively managed fund and likely will not be true for our Portfolio in every future bear market period.

According to data from Morningstar, the Aggressive Investors 1 Portfolio ranked 12th of 254 aggressive growth funds for the quarter, 31st of 239 for the last twelve months, and 2nd of 113 over the last five years. I am proud to announce that Barron's named Bridgeway Aggressive Investors 1 Portfolio the 24th best of 3,000 mutual funds in its July 29 edition. Bridgeway Micro-Cap Limited Portfolio ranked #5.

Performance Summary

TRANSLATION: We beat each of our performance benchmarks in the quarter and all but one (the Russell 2000 Index) over the fiscal year. Over the full period since inception, we've beaten each of our benchmarks by more than 10% a year. Although we do have a negative return for the year, I'm pleased to have "cushioned the blow" of the recent quarter decline.

The table below presents our June quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                             June Qtr.       1 Year         5 Year      Life-to-Date
                                              4/1/02         7/1/01         7/1/97         8/5/94
                                            to 6/30/02(4)  to 6/30/02    to 6/30/02(5)   to 6/30/02(5)
                                            -----------    ----------    -----------     -----------
   Aggressive Investors 1 Portfolio(1)          -5.4%        -12.9%           21.5%          23.9%
   S&P 500 Index (large companies)(2)          -13.4%        -18.0%            3.6%          12.2%
   Russell 2000 (small companies)(2)            -8.4%         -8.6%            4.4%           9.9%
   Lipper Capital Appreciation Funds(3)        -14.3%        -22.9%            2.5%           8.8%


         (1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. (2) The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. (3) The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper Analytical Services, Inc. (4) Periods less than one year are not annualized. (5) Periods longer than one year are annualized. Past performance does not guarantee future returns.

      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 8/5/94 TO 6/30/02]

Fund/Index Name                      Total Value
------------------------------------------------
Bridgeway Aggressive Investors 1         $54,359
S&P 500 Index                            $24,781
Russell 2000 Index                       $21,150
Lipper Capital Appreciation Funds        $19,410

                                                 8/5/94       9/30/94       12/30/94      3/30/95        6/30/95
AGGRESSIVE INVESTORS 1 PORTFOLIO               10,000.00     10,520.41     10,876.83     10,891.13      11,952.68
S&P 500 (LARGE STOCKS)                         10,000.00     10,172.26     10,170.04     11,157.11      12,218.77
RUSSELL 2000 (SMALL GROWTH STOCKS)             10,000.00     10,514.54     10,320.20     10,796.56      11,808.72
LIPPER CAPITAL APPRECIATION  FUNDS             10,000.00     10,453.49     10,304.59     11,023.26      12,054.65

                                                9/30/95       12/30/95      3/30/96        6/30/96       9/30/96
AGGRESSIVE INVESTORS 1 PORTFOLIO               12,963.19     13,824.14     15,396.70      17,123.43     17,894.29
S&P 500 (LARGE STOCKS)                         13,186.90     13,978.37     14,727.73      15,387.14     15,859.08
RUSSELL 2000 (SMALL GROWTH STOCKS)             12,974.99     13,256.21     13,932.62      14,629.61     14,679.11
LIPPER CAPITAL APPRECIATION  FUNDS             13,242.75     13,560.28     14,307.39      14,937.89     15,300.36

                                                12/30/96      3/30/97       6/30/97        9/30/97       12/31/97
AGGRESSIVE INVESTORS 1 PORTFOLIO               18,275.29     17,105.76     20,537.85      24,188.53     21,613.52
S&P 500 (LARGE STOCKS)                         17,179.30     17,642.95     20,716.54      22,266.41     22,903.43
RUSSELL 2000 (SMALL GROWTH STOCKS)             15,442.75     14,644.25     17,018.15      19,550.96     18,896.27
LIPPER CAPITAL APPRECIATION  FUNDS             15,588.41     14,883.66     17,172.05      19,155.19     18,700.91

                                                3/31/98       6/30/98       9/30/98        12/31/98      3/31/99
AGGRESSIVE INVESTORS 1 PORTFOLIO               24,979.08     24,251.07     18,606.01      25,781.56     28,118.56
S&P 500 (LARGE STOCKS)                         26,091.41     26,950.33     24,274.54      29,435.48     30,900.19
RUSSELL 2000 (SMALL GROWTH STOCKS)             20,796.90     19,827.38     15,833.03      18,415.22     17,416.32
LIPPER CAPITAL APPRECIATION  FUNDS             21,091.67     21,448.10     18,370.11      22,438.07     23,516.02

                                                6/30/99       9/30/99       12/31/99       3/31/00       6/30/00
AGGRESSIVE INVESTORS 1 PORTFOLIO               32,345.03     33,588.14     56,878.10      64,095.13     68,920.56
S&P 500 (LARGE STOCKS)                         33,074.64     31,013.29     35,627.82      36,444.91     35,476.75
RUSSELL 2000 (SMALL GROWTH STOCKS)             20,124.83     18,852.37     22,329.67      23,911.47     23,007.68
LIPPER CAPITAL APPRECIATION  FUNDS             25,797.83     24,773.52     31,227.16      34,037.75     30,745.67

                                                9/29/00       12/29/00      3/30/01        6/30/01       9/30/01
AGGRESSIVE INVESTORS 1 PORTFOLIO               76,644.05     64,602.42     56,339.14      62,443.54     49,281.86
S&P 500 (LARGE STOCKS)                         35,132.82     32,383.85     28,544.58      30,215.17     25,780.88
RUSSELL 2000 (SMALL GROWTH STOCKS)             23,262.04     21,655.08     20,246.35      23,139.15     18,328.68
LIPPER CAPITAL APPRECIATION  FUNDS             31,254.96     27,189.90     23,311.09      25,171.22     19,846.98

                                                12/31/01      3/31/02       6/30/02
AGGRESSIVE INVESTORS 1 PORTFOLIO               57,366.47     57,485.58     54,358.94
S&P 500 (LARGE STOCKS)                         28,535.88     28,614.47     24,780.87
RUSSELL 2000 (SMALL GROWTH STOCKS)             22,193.40     23,077.53     21,150.03
LIPPER CAPITAL APPRECIATION  FUNDS             22,862.07     22,658.42     19,410.40

Detailed Explanation of Quarterly Performance

TRANSLATION: Technology tanked. Some retail stores and homebuilders soared. Fortunately we owned more of the latter than the former, although the bulk of our Portfolio was still in negative territory.

Amid the backdrop of September 11th, dashed hopes for a quick economic recovery, mixed messages from new economic data and forecasts, mediocre earnings results and waning investor confidence resulting from the continuing disclosure of accounting improprieties, our Portfolio was down 5.4% in the June quarter. By comparison, the S&P 500 dropped 13.4%, and the Russell declined 8.4%.

Surprisingly, we managed to avoid most of the impact of the continuing "tech wreck." The average technology fund declined about 28% in the quarter. Technology (including communications) represented only 16% of our Portfolio at the beginning of the quarter. Five of our companies declined more than 30%. All but one were in the technology camp:

          Rank     Description                       Industry                         % Loss
          ----     -----------                       --------                         ------
             1     Firepond Inc.                     Internet                         -53.0%
             2     Priceline.com Inc.                Internet                         -35.3%
             3     Xerox Corp.                       Office/Business Equipment        -35.2%
             4     Nvidia Corp.                      Semiconductors                   -32.7%
             5     Dataram Corp.                     Computers                        -31.1%


The only large company on the list (uh, well, it's not quite so large now), Xerox, was one of those caught up in the saga of companies admitting improper accounting. The company restated its revenues for 1997 through 2001 and paid a $10 million fine (the largest ever for financial reporting violations) as part of a settlement with the SEC.

Fortunately, a couple of stocks really helped cushion the blow. Our best performing stocks in the June quarter:

          Rank     Description                       Industry                         % Gain
          ----     -----------                       --------                         ------
             1     Hovnanian Enterprises Inc.        Home Builders                     34.9%
             2     New Century Financial Corp.       Diversified Financial Services    30.9%

Hovnanian Enterprises Inc. and New Century Financial Corp. represent the two industries that helped our over all performance in the bear market. Homebuilders was our largest single industry (14% of our Portfolio) at the beginning of the quarter.

Detailed Explanation of Fiscal Year Performance

TRANSLATION: Ditto the previous section as it applies to our full fiscal year.

What was true for the quarter was also true - but magnified - for our fiscal year ending June 30. Just about any stock associated with technology, including our worst three performers, was "in the doghouse." Four Portfolio stocks declined at least 50%:

          Rank     Description                          Industry                        % Loss
          ----     -----------                          --------                        ------
             1     AremisSoft Corp.                     Software                        -94.7%
             2     Priceline.com Inc.                   Internet                        -62.7%
             3     Firepond Inc.                        Internet                        -53.0%
             4     Actrade Financial Technologies Ltd.  Commercial Services             -50.1%

Details of the sad AremiSoft story appeared in my previous letters. An update on Actrade is in order, however. The company received a letter of inquiry about recent filings from the SEC and NASD. The company believed these were "routine letters of inquiry," but in today's skittish market environment, any inquiry is seen as very bad news. Indeed, after the end of the June quarter, Actrade disclosed slowing sales and a restructuring, which included a layoff of 20% of its workforce. Our model "choked" on the updated financial information, and we closed out our position in July for a loss.

Fortunately, six stocks gained at least 50%. Four of these were in retail, an industry that we have significantly "overweighted" relative to the broader market. One Internet stock (Remember when people actually made money on Internet stocks?) actually made the list:

          Rank     Description                       Industry                         % Gain
          ----     -----------                       --------                         ------
             1     Ryan's Family STK Houses Inc.     Retail                           87.8%
             2     The Wet Seal Inc.                 Retail                           83.0%
             3     Petsmart Inc.                     Retail                           79.2%
             4     Quovadx Inc.                      Internet                         74.2%
             5     Ryland Group Inc.                 Home Builders                    50.8%
             6     Rex Stores Corp.                  Retail                           50.2%

Top Ten Holdings

As the following list indicates, we continue to have very low exposure to technology, about 10% at fiscal year end. Consumer cyclical stocks (primarily homebuilders and retail stores) comprised our largest sector representation at 39.7%. Following this, financial services represented 16.7% and consumer non-cyclicals (for example, food, beverages, and commercial services) represented 15.2%. Here are the top ten holdings at the end of June:

                                                                                       Percent of
        Rank      Description                          Industry                        Net Assets
        ----      -----------                          --------                        ----------
            1     Coors (Adolph)                       Beverages                          4.5%
            2     Ryland Group Inc.                    Home Builders                      4.5%
            3     NVR Inc.                             Home Builders                      3.8%
            4     Autozone Inc.                        Retail                             3.0%
            5     Airborne Inc.                        Transportation                     2.9%
            6     Amazon.com Inc.                      Internet                           2.9%
            7     Flir Systems Inc.                    Electronics                        2.8%
            8     Dow Chemical Company                 Chemicals                          2.6%
            9     Group 1 Automotive Inc.              Retail                             2.5%
           10     U.S. Bancorp                         Banks                              2.5%
                                                                                          ----
                  Total                                                                   32.0%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. This includes opinions about individual stocks, portfolio characteristics, and the discussion about picking funds below. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, June 30, 2002, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

How to Pick a Winning Mutual Fund--Let's try again

TRANSLATION: Helpful hints on picking a fund are: understand the investment objective, and make sure it fits your needs. Understand the fund's risks, and make sure you can stomach them. Consider the kinds of securities a fund invests in and what flexibility the manager has to change this. Know the background of the portfolio manager and assess the likelihood for stability. Understand the fund's costs and how they compare to similar types of funds.

Last quarter I discussed aspects of some non-Bridgeway funds that I believe destroy value over time. These could be considered red flags with respect to fund selection. They included lack of commitment to closing funds at reasonable levels, use of soft dollar commissions, portfolio managers' personal investment directly in stocks rather than in the portfolios they manage, marketing abuse, selective fund "incubation," fund family records that exclude poorer performing funds that were merged out of existence, and reliance on expensive affiliated brokerage companies for trade execution. However, I didn't answer the question, "If you stay away from funds or fund families exhibiting these abuses, how do you make a selection?" This is a much harder question. A good place to start is to target a fund with an investment objective complimentary to your own and to understand and be comfortable with the fund's major risks. Both of these are highlighted in more detail in the fund's prospectus. I recently read some materials on Morningstar's web site that attempted to lead someone through the process of choosing a fund. Even if you're not shopping for a fund, I thought it would be instructive to review our investment objective and apply Morningstar's questions to Bridgeway Aggressive Investors 1.

Question 1: What is our fund's objective? A fund's investment objective gives information about the appropriateness of a mutual fund portfolio to fulfill one's particular investment needs. One fund, including this one, may not meet all goals. According to our prospectus, Aggressive Investors 1 seeks to: "exceed the stock market (S&P 500 Index) total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more)." There are three major parts to the investment objective; one relates to relative returns, one to the timeframe, and the last to risk. These are very carefully worded phrases that have not changed since inception of the Portfolio in 1994. Let's look at each.

First, we are trying to BEAT THE MARKET over longer periods of time. We picked the S&P 500 Index to represent the market. Our management fee structure reinforces this "market beating" goal and holds the adviser accountable financially. Bridgeway Capital Management's advisory fee (the fee that shareholders pay to have Bridgeway manage the Portfolio) can be as low as 0.2% or as high as 1.6% depending on performance relative to the S&P 500 Index over the last five-year period. We have had a very good record over the last five years, and currently the fee is at the maximum. We think the performance fee structure keeps us aligned with the performance objective of our Portfolio. Bridgeway's management company has a very strong incentive to enhance our Portfolio's performance, as a significant percentage of our revenues is based on this measure. We also think this fee structure is fair. If our performance were equal to the average performance of all aggressive growth funds, our management fee would be only 0.5% instead of 1.6%, and our expense ratio (other factors being the same) would be only 0.71%. In the world of fees and service charges, I feel you really can say, "You get what you pay for," or at least, "You only pay for what you have gotten."

The second major part of the investment objective relates to TIMEFRAME. We are much less concerned with performance over short periods of time. Thus, a shareholder who complains that the Portfolio did poorly in the third quarter of last year may have a legitimate gripe; however, his/her judgement based on a single quarter does not conform to the purpose of this Portfolio and how we are managing it. By the same token, a shareholder who complains about the negative return in 2001 (minus 11.2%) may have a good reason to feel down, but neither does a single year's result relate to the purpose of this Portfolio and how we are managing it. (We still beat the S&P 500 in 2001 by a small amount. We beat it by a much larger amount over the prior three and five year periods.) Thus, if you want to "beat the market" over shorter time periods or never see a negative annual return, this Portfolio is an inappropriate investment vehicle. Stated another way, if you are a "trader," if you are a "timer," if you might panic in a market downturn, or if you might need your money in a year or two rather than in at least five years, this Portfolio is not an appropriate investment, in my opinion. Since the vast majority of equity funds underperform their market benchmarks over longer periods, our objective of beating the market at all is noteworthy. Over the last fifteen years, for example, 69% of domestic equity funds lagged the return of the S&P 500 Index. (Actually, the record of funds is much worse than this. Many of the worst performing funds went out of business and aren't included in the total.) Remember, an investment objective is a goal, not a promise. In three of the seven full calendar years since inception, we have not beaten the S&P 500 Index. We may not in some future period - month, quarter or year. The investment objective sets forth the design and execution of what we are trying to accomplish, relative to the timeframe.

The third major part of the investment objective relates to RISK. We are trying to roughly match the risk associated with investing in domestic stocks over longer time periods. As in the "timeframe" section, the time period over which we measure risk is an important distinction. In any one month or quarter, our fund may be more volatile than the S&P 500. For example, if you sum up all the negative quarterly returns of our Portfolio (as a percentage of total return) and compare it to the same number for the S&P 500, our Portfolio has been about 45% more volatile than the S&P 500 on the downside. But our risk objective is to reduce the probability that the Portfolio will underperform the S&P in an extended down market of at least three years. What's interesting is that there have not been many extended down periods over the last few decades until the last few years. For a researcher (with a sweet tooth) such as myself, the current environment is like being a kid in a candy store. It gives me a window into the performance of our methods in a true downturn. Since the quarterly peak of the market in March, 2000, our Portfolio is down 15.5% through June. While this may sound dismal, it is roughly half of the 31.5% decline of the S&P 500. In my opinion, we have achieved all of our investment objectives in recent history. In summary, I think about the historical risk characteristics of our Portfolio this way: we have tended to fall farther in a short-term downturn, but have tended to bounce back faster. Put another way, given enough time, I have been able to work our way out of a hole faster than the market overall.

Question 2: How has our Portfolio performed? We cover performance pretty thoroughly on the first page of each quarterly letter. If you only read the first paragraph, you should know how we did in the quarter and how I feel about it. The longer-term statistics are in the table included in the first few pages. Our returns over the longer term have been pretty stellar, but they have been a culmination of beating our benchmarks by small amounts in a majority of quarters, although we have also had a couple of larger jumps, such as 1999 when we had a triple digit return. We have also had some periods of underperformance such as 1995, the only calendar year in which we didn't beat our mid-cap growth category, according to Morningstar. Within the overall good performance record, we have had some periods of negative returns. In 2001 we were down 11.2%, but we still beat the S&P 500. In 1998 our portfolio suffered a major autumn season correction; however it finished the year up 19%. Morningstar suggests concentrating on a fund's performance relative to its peers. Here's our record based on Morningstar statistics for calendar years:

                                           1995    1996     1997    1998    1999    2000     2001
                                           ----    ----     ----    ----    ----    ----     ----
        Bridgeway Aggressive Inv. 1         27.1%   32.2%    18.3%  19.2%   120.6%   13.6%   -11.2%
        Morningstar Peer Benchmark          34.4%   17.2%    18.3%  16.1%    61.7%   -5.4%   -20.9%
        Difference                          -7.3%   15.0%     0.0%   3.1%    58.9%   19.0%     9.7%

Question 3. How risky has it been? I consider our Aggressive Investors Portfolios to be our "highest octane" portfolios at Bridgeway. There's a reason the word "aggressive" is in the portfolio name. You shouldn't be invested in this fund unless you have a steel stomach for corrections (like I do), or unless it is one component in an overall investing plan (as it is for me). The variation in returns in the table above gives you an indication of this volatility. While most people agree on average annual return as a measure of total returns, there are several ways to measure risk.

One gauge of risk is found in the prospectus of every fund with a historical track record: the worst single quarter since inception. In our case, the Portfolio was down 23.3% in the September quarter of 1998. By comparison, the worst decline for the S&P 500 was 14.7% in the September quarter of 2001. By this measure, the short-term risk of our fund was 59% more risky than the stock market over shorter three-month periods.

Another popular measure of risk is beta, or the degree to which a fund moves relative to the specific timing of market swings up or down. Our Portfolio has a beta of 1.21, which means that if the market declines 10% in a short time period, one might expect our Portfolio to decline 12.1% on average. Like the measure above, beta is somewhat simplistic and particularly unreliable, since our Portfolio does not correlate strongly with the market. In other words, our Portfolio sometimes "zigs" when the market "zags," making this measure undependable.

The short-term risk measure that I like best is the sum of all negative quarters or the sum of all returns below a market benchmark. Until very recently, Morningstar has had a similar risk measure ("Morningstar risk"), which was 1.29 for Aggressive Investors 1 compared to 0.89 for the S&P 500. Morningstar has just changed their risk measure to one that I do not like as well. By their old measure the Portfolio is 45% riskier than the market.

Each of the risk measures above deal with what I call short-term risk or volatility. Our prospectus says that the Portfolio tries to roughly match the level of total market risk over longer periods of at least three years or more. So, if you look at trailing three-year periods, we're trying not to underperform the S&P 500 in an extended down period. However, in shorter down periods, such as months or weeks or days, we have seen more downside risk and probably will again in the future. The trailing three-year record of the S&P 500 has been negative for a total of six months since the inception of the Portfolio. The Portfolio has had no negative months of the same trailing three-year record. Thus, by this measure, since inception in 1994 to date, we have met our risk objective. However, it is still a relatively short period of time on which to draw conclusions. You could say it is just one data point, one extended down period of the last two years.

Question 4. What does it own?

When you're fishing it's always helpful to keep in mind the pond you're fishing in. The pond can give you strong clues about what to expect. When fishing in a lake stocked with bass and perch, you don't expect the same results as when fishing in 80 feet of water in the Gulf of Mexico. Likewise, with mutual funds, it's always best to know the characteristics of the kind of investments the fund buys and how much flexibility the portfolio manager has to vary that mix.

In the case of Aggressive Investors 1, we have invested primarily in stocks. We have models which span the style box, which is to say I have great flexibility to invest in: small stocks and large ones, value stocks (ones that are cheap according to certain financial measures) and growth stocks (ones that have faster increasing sales or earnings). Small stocks and growth stocks tend to be more volatile. Historically, small stocks have also provided a commensurately higher average annual return over longer time periods. While growth stocks are also more volatile, they may not provide a higher return over the long haul. In any case, stocks as a group are significantly more volatile (risky in the short-term) than many other kinds of investments, such as money markets, CD's, bonds, Treasury bills, real estate investment trusts, and gold. Over the long haul, however, stocks, and especially smaller stocks, have historically been a better hedge against inflation as well as a vehicle for growth. For these reasons, I believe short-term interest bearing investments (assuming they are diversified or have little or no credit risk) are a better place to invest money that one might need in the near term, while stocks (assuming a diversified portfolio) are a better place to invest money that one might need farther into the future.

The first box below presents the distribution of domestic stocks, namely the 3,500 U.S. companies with the most dollars of trading volume. The first number is simply the number of stocks in that category, while the second is the percentage of the total dollar value of all shares outstanding at the end of last quarter. Likewise, the second box is the Portfolio's number and dollar value of stocks in the four corners of the "style box."

                      Market                                              Portfolio

                 Value      Growth                                    Value      Growth
               ---------- -----------                               ---------- -----------
    Large          255        245                          Large        18          5
                  34.0%      50.0%                                     27.2%      10.9%
               ---------- -----------                               ---------- -----------
    Small         1500      1500                           Small        20          23
                   7.3%       8.7%                                     33.7%      25.8%
               ---------- -----------                               ---------- -----------


From this table, one could conclude that we have recently had a larger number and portion of our Portfolio in small stocks (although on average we still end up in the borderline "mid-cap" category). Also, recently a larger percentage of our Portfolio has been in value stocks. What this box doesn't tell you is how our composition has changed over time. While we use stock picking models which span the style box, we have typically had a "bias" toward growth stocks. We have also had a bias toward mid-cap and smaller stocks, but we currently hold surprisingly few large-cap growth stocks. None of this is a "top-down" decision to shift from one part of the style box to another; it is simply the sum total of all our individual stock picks.

While our stocks generally comprise the vast majority of the assets of our Portfolio, we sometimes hold some "cash," either on a temporary basis awaiting further investing in stocks, or else as a way to diminish the risk of particular stocks with higher market risk (otherwise known as "high-beta" stocks). In addition to this, we may invest up to 10% of our Portfolio in foreign stocks, 5% in closed-end funds, and 5% in very young ("unseasoned") companies. We may invest in bonds, buy or write covered call options, and use futures to change the Portfolio market risk. Thus, compared to any of the Bridgeway portfolios, our aggressive investors portfolios have the greatest flexibility to "go anywhere." It is clearly not a style-pure fund. Having said this, it is primarily a stock market portfolio and equities have been the primary source of both risk and returns in our past. Our Portfolio typically holds 60 to 90 stocks, although it can invest a large percentage of assets in a single stock or industry. From time to time I have invested as much as 10% of the Portfolio in a single stock. I have watched a few appreciate to 20% of the portfolio, at which point I generally trim for reasons of diversification, even if a model just loves the stock.

Question 5. Who runs it and how stable is the management?

That would be me. I am a native of Houston, Texas, also Bridgeway's home. I have undergraduate degrees in Engineering and Philosophy from Swarthmore College (where I learned how to think about complex issues), a masters in engineering from MIT (where I learned statistics and computer modeling), and an MBA from Harvard Business School (where I learned about investing, especially what not to do). My first career was in transportation (through 1991), where I learned aspects of a people-oriented, service business. Investing has been my hobby since 1985 and my profession since founding Bridgeway in 1993. I love this business, love helping people achieve their financial goals, and love working with the people at Bridgeway. I work at an extraordinary place with some extraordinarily talented and dedicated people. I can't believe anyone pays me to have this much joy. However, work is my third priority. One of my life goals is to be donating $100 million per year when I retire (maybe in two decades?). (The adviser donated about $1 million in the last year; we have a long way to go.) I also plan to run a marathon and celebrate a 50th wedding anniversary. (I currently only run three miles regularly, but last month I celebrated 25 years of marriage to a wonderful woman.) I have been portfolio manager of this portfolio for eight years, which is about twice the tenure of the average fund manager. Since I am a majority owner of the adviser to the Portfolio, since Bridgeway would appear to be my only "shot" at achieving my giving goal, and since I'm having a great time (the current bear market notwithstanding), it seems extremely unlikely that I would move on to another investment firm.

While I am listed as the portfolio manager, there is really a team of people backing up the operations of Bridgeway Fund. Last year we started an employee stock ownership plan (ESOP) to give everyone who works on your Portfolio a financial interest in our success. The ESOP is just one of the things we're doing to encourage the longevity of our staff.

Question 6. What does it cost?

Bridgeway is fully "no-load," which means you pay no sales charges or "loads" of any kind to purchase or own this Portfolio. You can also purchase and sell our Portfolio without any fees, but many (not all) mutual fund marketplaces do charge their own fees. We are not available on a "no-transaction fee basis" at most fund marketplaces because we think this arrangement is ultimately more expensive for long-term shareholders.

A second category of expenses are operating expenses. Our expense ratio was 1.8% last fiscal year, which means that the daily net asset value reflects an adjustment of 1.8% to cover expenses like Bridgeway Capital Management's management fee, U.S. Bank's custodian fee, PricewaterhouseCoopers' audit fee, expenses to print and mail this letter, accounting expenses, and other miscellaneous expenses. The average aggressive growth fund according to Morningstar has an expense ratio of about 1.69%. Our performance-based management fee, the largest component of the expense ratio, would be 0.50% instead of 1.60% if our performance were only as good as the average aggressive growth fund. Thus, one might conclude that if our performance were only as good as the average aggressive growth fund, our expense ratio would be far below the peer group average.

Another expense item that is not included in the expense ratio calculation is the cost incurred in purchasing securities, or trading costs. We believe trading costs are as big a deal as the expense ratio. Because they are excluded from the expense ratio, they are much more difficult to track, so almost no one pays attention to them. There are two ways to keep trading costs down. One is to trade infrequently. The other is to work hard to minimize the cost per trade. Since we trade frequently with this Portfolio, we work very hard to keep the average trading costs low.

The Worst Thing that Happened at Bridgeway in Fiscal Year 2002

TRANSLATION: The worst thing that happened at Bridgeway over the last year was a trading error.

Highlighting the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not revealed and acknowledged. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

A trading error was at the head of the list of what didn't go well in the last year. One of our traders did not follow our internal procedure and misread a ticker symbol as he was placing a large order with a broker. When the error was discovered at the end of the day, we "unwound" the trade on the following day, at the adviser's expense. The process cost the adviser about $175,000 - approximately half of one month's management fee from this Portfolio. (In accordance with Murphy's Law, errors of this type will almost always have a negative rather than positive result.) Within hours of the error, we formed a committee including our most experienced trader, our compliance officer, another representative of the investment management area, and myself to examine the sources of the error and to put preventative measures in place. Naturally, we would prefer that the error had not occurred however, we now have better procedures, additional trading staff, and a stronger commitment to zero trading errors.

One remarkable aspect of the trading error demonstrates a practice that we consider a strength at Bridgeway. In many, probably most, investment advisory firms, the error would have been hidden. Management, the Board, and shareholders may never have learned about it. It would have been covered up and, I believe, ultimately the shareholders would have paid for it through lower performance. In our case, the shareholders were not disadvantaged, and we used it as a way to become stronger and more effective.

Pushing for Higher Standards

Recent articles have highlighted the efforts of some very high profile people in the mutual fund industry, notably John Bogle, Bill Miller, and William Gross, to become more active in pushing public companies toward better corporate governance, more disclosure, and especially more realistic pay packages for executives. One Bridgeway shareholder encouraged Bridgeway to come out in support of these efforts, which I am hereby doing.

Conclusion

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming - both favorable and critical.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 1 PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2002

     Industry  Company                                           Shares            Value
     --------  -------                                           ------            -----

Common Stock - 98.2%
     Aerospace/Defense - 1.3%
               Engineered Support Systems Inc                    67,600        $ 3,535,480

     Apparel - 0.3%
               Garan Inc                                         12,200            705,770

     Auto Manufacturers - 2.2%
               Ford Motor Co                                    388,100          6,209,600

     Auto Parts & Equipment - 1.8%


               American Axle & Manufacturing Holdings Inc *     165,000          4,907,100

     Banks - 7.7%
               Bank of America Corp                              77,200          5,431,792
               FleetBoston Financial Corp                       169,900          5,496,265
               US Bancorp                                       293,300          6,848,555
               Wachovia Corp                                     95,000          3,627,100
                                                                                ----------
                                                                                21,403,712
     Beverages - 4.5%
               Coors (Adolph)                                   199,400         12,422,620

     Chemicals - 5.1%
               Airgas Inc *                                     140,000          2,422,000
               Dow Chemical Co                                  212,300          7,298,874
               Du Pont (E.I.) de Nemours & Co                    99,500          4,417,800
                                                                                ----------
                                                                                14,138,674
     Commercial Services - 5.5%
               Actrade Finan'l Technologies Ltd *                86,200            898,204


               Career Education Corp *                          126,300          5,683,500
               Caremark Rx Inc *                                269,100          4,440,150
               H&R Block Inc                                     81,100          3,742,765
               ICT Group Inc *                                   25,500            463,335
                                                                                ----------
                                                                                15,227,954
     Computers - 0.0%
               Dataram Corp *                                     1,167              4,376

     Distribution/Wholesale - 0.0%
               SED International Holdings Inc *                  29,275             33,754



     Diversified Financial Services - 3.2%
               American Home Mort Holdings Inc                   47,960            599,020
               JP Morgan Chase & Co *                            81,800          2,774,656
               New Century Financial Corp                       160,600          5,616,182
                                                                                ----------
                                                                                 8,989,858
     Electric - 1.5%
               Duke Energy Corp                                 129,800          4,036,780



     Electronics - 2.8%
               Flir Systems Inc *                               182,200          7,646,934

     Entertainment - 1.2%
               Alliance Gaming Corp *                           261,200          3,259,776

     Food - 3.0%
               Supervalu Inc                                    184,900          4,535,597
               Whole Foods Market Inc *                          76,300          3,679,186
                                                                                ----------
                                                                                 8,214,783
     Forest Products & Paper - 1.1%


               International Paper Co                            70,000          3,050,600




     Industry   Company                                          Shares             Value
     --------   -------                                          ------             -----
     Healthcare-Products - 0.1%
                Abaxis *                                         36,800          $ 160,448

     Healthcare-Services - 1.1%
                Mid Atlantic Medical Services *                  99,300          3,113,055

     Home Builders - 10.9%
                Beazer Homes USA Inc *                           79,065          6,325,200
                Hovnanian Enterprises Inc *                      25,050            898,794
                NVR Inc *                                        32,600         10,529,800
                Ryland Group Inc                                249,200         12,397,700
                                                                                ----------
                                                                                30,151,494
     Home Furnishings - 2.1%
                American Woodmark Corp                          104,963          5,891,573

     Household Products/Wares - 1.1%
                Yankee Candle Co Inc *                          109,000          2,952,810



     Insurance - 1.4%
                Hilb Rogal & Hamilton Co                         86,200          3,900,550

     Internet - 4.1%
                Amazon.Com Inc *                                497,800          8,089,250
                E-Loan Inc *                                    352,000            387,200
                FTD Inc *                                        12,480            160,618
                Firepond Inc *                                  121,225             41,217


                Priceline.com Inc *                             145,700            406,503
                Register.com *                                  102,800            783,336
                WebEx Communications Inc *                       85,900          1,365,810
                                                                                ----------
                                                                                11,233,934
     Leisure Time - 1.6%
                Multimedia Games Inc *                           10,600            231,186
                Nautilus Group Inc *                            140,805          4,308,633
                                                                                ----------
                                                                                 4,539,819
     Lodging - 2.0%
                Mandalay Resort Group *                         200,000          5,514,000

     Misc Manufacturing - 1.0%
                Ceradyne Inc *                                    2,300             17,227
                Eastman Kodak Co                                 98,000          2,858,660
                                                                                ----------
                                                                                 2,875,887
     Office/Business Equip - 2.0%
                IKON Office Solutions Inc                       183,100          1,721,140
                Xerox Corp *                                    560,600          3,907,382
                                                                                ----------
                                                                                 5,628,522
     Oil & Gas - 1.1%
                Chesapeake Energy Corp *                        306,000          2,203,200
                Valero Energy Corp                               19,271            721,114
                                                                                ----------
                                                                                 2,924,314
     Retail - 17.6%
                Autozone Inc *                                  106,600          8,240,180
                Chico's FAS Inc *                               146,400          5,317,248
                Fred's Inc                                      134,500          4,946,910
                Group 1 Automotive Inc *                        182,900          6,977,635
                Ltd Brands *                                    207,000          4,409,100
                Office Depot Inc *                              262,800          4,415,040
                Petsmart Inc *                                  329,800          5,289,992


                Wet Seal Inc *                                  204,600          4,971,780
                Williams-Sonoma Inc *                           133,700          4,099,242
                                                                                ----------
                                                                                48,667,127



                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 1 PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                  June 30, 2002


     Industry  Company                                           Shares           Value
     --------  -------                                           ------           -----
     Savings & Loans - 4.3%
               Greenpoint Financial Corp                         40,800        $ 2,003,280
               Independence Community Bank                      176,000          5,056,480
               Washington Mutual Inc                            132,600          4,920,786
                                                                               -----------
                                                                                11,980,546
     Semiconductors - 2.1%
               ESS Technology *                                 330,000          5,788,200



     Software - 1.3%
               Activision Inc *                                 119,350          3,468,311


               EPIQ Systems Inc *                                 6,800            115,736
               Omnicell Inc *                                    15,000            104,850
                                                                               -----------
                                                                                 3,688,897
     Telecommunications - 0.3%
               California Amplifier Inc *                        91,300            433,675


               Ectel Ltd *                                       16,547            191,945
               Vyyo Inc *                                       103,100             86,604


               Wireless Telecom Group Inc                        22,200             47,730
               XETA Technologies Inc *                            9,900             35,631
                                                                               -----------
                                                                                   795,585
     Transportation - 2.9%
               Airborne Inc *                                   425,304          8,165,837
               Kirby Corp *                                          10                245
                                                                               -----------
                                                                                 8,166,082
                                                                               -----------



      Industry   Company                                         Shares           Value
      --------   -------                                         ------           -----

      Total Common Stock (Identified Cost $255,236,851)                      $ 271,760,614

   Short-term Investments - 2.5%
      Money Market Funds - 2.5%


                 Firstar U S Treasury Money Market
                   Fund Institutional                         7,002,738          7,002,738
                                                                             -------------

      Total Short-term Investments (Identified Cost $7,002,738)                $ 7,002,738
                                                                             -------------

   Total Investments - 100.7%                                                $ 278,763,352



   Other Assets and Liabilities, net - (0.7)%                                   (1,887,741)

                                                                             -------------

   Total Net Assets - 100.0%                                                 $ 276,875,611
                                                                             =============


* Non-income producing security as no dividends were paid during the period from July 1, 2001 to June 30, 2002.

** The aggregate identified cost on a tax basis is $262,281,869.

Gross unrealized appreciation and depreciation were $35,071,812 and $18,548,049, respectively, or net unrealized appreciation of $16,523,763.


See accompanying notes to financial statements.

            BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                      STATEMENT OF ASSETS AND LIABILITIES
                              As of June 30, 2002

Assets:
   Investments at value (cost - $262,239,589)                                                             $278,763,352
   Cash                                                                                                      2,595,059
   Receivable for shares sold                                                                                   75,914
   Receivable for investments sold                                                                             227,598
   Receivable for interest                                                                                       4,809
   Receivable for dividends                                                                                    309,103
   Prepaid expenses                                                                                             24,959
-----------------------------------------------------------------------------------------------------------------------
         Total assets                                                                                      282,000,794
-----------------------------------------------------------------------------------------------------------------------

Liabilities:
   Payable for shares redeemed                                                                                 351,165
   Payable for investments purchased                                                                         4,333,049
   Payable for management fee                                                                                  377,224
   Accrued expenses                                                                                             63,745
-----------------------------------------------------------------------------------------------------------------------
         Total liabilities                                                                                   5,125,183
-----------------------------------------------------------------------------------------------------------------------
   Net assets ( 7,584,578 shares outstanding)                                                             $276,875,611
=======================================================================================================================
   Net asset value, offering and redemption price per share ($276,875,611 / 7,584,578)                          $36.51
=======================================================================================================================

Net assets represent:
   Paid-in capital                                                                                        $320,337,921
   Undistributed net realized loss                                                                         (59,986,073)
   Net unrealized appreciation of investments                                                               16,523,763
-----------------------------------------------------------------------------------------------------------------------
   Net assets                                                                                             $276,875,611
=======================================================================================================================

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2002

INVESTMENT INCOME:
      Dividends                                                      $     2,352,368
      Interest                                                               210,688
                                                                     ---------------
            Total income                                                   2,563,056

EXPENSES:
      Management fees                                                      4,461,548
      Accounting fees                                                        384,280
      Audit fees                                                              19,143
      Custody                                                                 88,800
      Insurance                                                               13,130
      Legal                                                                   19,995
      Registration fees                                                       53,801
      Directors' fees                                                         15,862
      Miscellaneous                                                            4,525
                                                                     ---------------
            Total expenses                                                 5,061,084
                                                                     ---------------

NET INVESTMENT LOSS                                                       (2,498,028)
                                                                     ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments                                   (29,805,350)
      Net realized loss on options                                          (733,150)
      Net change in unrealized appreciation                               (2,486,062)
                                                                     ---------------
      Net realized and unrealized loss                                   (33,024,562)
                                                                     ---------------


NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $   (35,522,590)
                                                                     ===============


See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year ended          Year ended
                                                                June 30, 2002      June 30, 2001
                                                               ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment loss                                      $    (2,498,028)   $    (1,327,793)
      Net realized loss on investments                             (29,805,350)       (28,753,630)
      Net realized loss on options                                    (733,150)          (548,424)
      Net change in unrealized appreciation                         (2,486,062)        10,593,218
                                                               ---------------    ---------------
          Net decrease resulting from operations                   (35,522,590)       (20,036,629)
                                                               ---------------    ---------------
      Distributions to shareholders:
          From net investment income                                         0                  0
          From realized gains on investments                                 0         (6,681,870)
                                                               ---------------    ---------------
            Total distributions to shareholders                              0         (6,681,870)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                 163,905,238        317,781,100
      Reinvestment of dividends                                              0          6,535,603
      Cost of shares redeemed                                     (108,902,992)       (85,103,771)
                                                               ---------------    ---------------
          Net increase from Fund share transactions                 55,002,246        239,212,932
                                                               ---------------    ---------------
          Net increase in net assets                                19,479,656        212,494,433
NET ASSETS:
      Beginning of period                                          257,395,955         44,901,522
                                                               ---------------    ---------------
      End of period                                            $   276,875,611    $   257,395,955
                                                               ===============    ===============

Number of Fund shares:
      Sold                                                           4,366,381          7,013,080
      Issued on dividends reinvested                                         0            157,216
      Redeemed                                                      (2,919,571)        (1,949,127)
                                                               ---------------    ---------------
          Net increase                                               1,446,810          5,221,169
      Outstanding at beginning of period                             6,137,768            916,599
                                                               ---------------    ---------------
      Outstanding at end of period                                   7,584,578          6,137,768
                                                               ===============    ===============


See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


                                                                               Year ended June 30,
                                                  ---------------------------------------------------------------------------
                                                       2002                 2001                2000               1999
                                                  ---------------     ---------------     ---------------     ---------------
PER SHARE DATA
      Net asset value,
          beginning of period                     $         41.94     $         48.99     $         26.02     $         20.32
                                                  ---------------     ---------------     ---------------     ---------------

      Income (loss) from investment operations:
              Net investment loss                           (0.34)              (0.42)              (0.60)              (0.13)
              Net realized and
                  unrealized gain (loss)                    (5.09)              (4.21)              27.86                6.43
                                                  ---------------     ---------------     ---------------     ---------------
      Total from investment operations                      (5.43)              (4.63)              27.26                6.30
                                                  ---------------     ---------------     ---------------     ---------------

      Less distributions to shareholders:
          Net investment income                              0.00                0.00                0.00                0.00
          Net realized gains                                 0.00               (2.42)              (4.29)              (0.60)
                                                  ---------------     ---------------     ---------------     ---------------
      Total distributions                                    0.00               (2.42)              (4.29)              (0.60)
                                                  ---------------     ---------------     ---------------     ---------------

      Net asset value, end of period              $         36.51     $         41.94     $         48.99     $         26.02
                                                  ===============     ===============     ===============     ===============

TOTAL RETURN                                                (13.0%)              (9.4%)             113.1%               33.4%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                   $   276,875,611     $   257,395,955     $    44,901,522     $     9,509,623
      Ratios to average net assets:
          Expenses after waivers
              and reimbursements                             1.81%               1.80%               2.00%               1.04%
          Expenses before waivers
              and reimbursements                             1.81%               1.80%               2.01%               1.04%
          Net investment loss after waivers
              and reimbursements                            (0.89%)             (0.95%)             (1.52%)             (0.65%)

      Portfolio turnover rate                               154.0%              109.6%              156.9%              211.1%




                                                 Year ended June 30,
                                                 -------------------
                                                       1998
                                                  ---------------
PER SHARE DATA
      Net asset value,
          beginning of period                     $         18.79
                                                  ---------------

      Income (loss) from investment operations:
              Net investment loss                           (0.30)
              Net realized and
                  unrealized gain (loss)                     3.46
                                                  ---------------
      Total from investment operations                       3.16
                                                  ---------------

      Less distributions to shareholders:
          Net investment income                              0.00
          Net realized gains                                (1.63)
                                                  ---------------
      Total distributions                                   (1.63)
                                                  ---------------

      Net asset value, end of period              $         20.32
                                                  ===============

TOTAL RETURN                                                 18.1%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                   $     6,851,820
      Ratios to average net assets:
          Expenses after waivers
              and reimbursements                             2.00%
          Expenses before waivers
              and reimbursements                             2.00%
          Net investment loss after waivers
              and reimbursements                            (1.50%)

      Portfolio turnover rate                               132.3%


See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         AGGRESSIVE INVESTORS 1 PORTOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities, other than options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available bid price is used, also in accordance with the pricing policy established by the Fund's Board of Directors. Options are valued at the average of the closing bid and asked quotations.

                              BRIDGEWAY FUND, INC.
                         AGGRESSIVE INVESTORS 1 PORTOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See Prospectus for additional risk information.)

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Aggressive Growth Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of call option transactions by the Aggressive Growth Portfolio follows; there were no transactions in put options:

                                                      Call Options
                                                 -----------------------
                                                   Number        Cost
                                                 ---------    ----------
              Outstanding June 30, 2001                155    $   47,181
              Purchased                              2,380       890,845

              Expired                               (1,870)     (702,453)
              Exercised                               (660)     (204,870)
              Closed                                    (5)      (30,703)
                                                 ---------    ----------
              Outstanding June 30, 2002                  0    $        0
                                                 =========    ==========

                              BRIDGEWAY FUND, INC.
                         AGGRESSIVE INVESTORS 1 PORTOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued


4.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser, a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The performance fee rate equals 4.67% times the difference in cumulative total return between the Portfolio and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Aggressive Growth Portfolio for any operating expenses above 2.0%.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

7.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities, other than cash equivalents were $478,040,340 and $416,261,615, respectively, for the year ended June 30, 2002.

8.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

                              BRIDGEWAY FUND, INC.
                         AGGRESSIVE INVESTORS 1 PORTOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued


8.     Federal Income Taxes, Continued

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:

                   Aggregate unrealized gain                                            $  35,071,812
                   Aggregate unrealized loss                                               18,548,049
                   Net gain (loss)
                                                                                           16,523,763
                   Cost of investments
                                                                                          262,281,869
                   Capital loss carryover *                                                44,523,371
                   Post October 31, 2001 Capital Loss Deferral                             15,420,352
                   Capital loss utilized
                                                                                                    0

         *    Expires 2009 and 2010

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

              Distributable Earnings
                    Ordinary income                                                    $            0
                    Long-term gains (capital losses)                                      (59,986,073)
                    Unrealized appreciation(depreciation)
                                                                                           16,523,763

              Tax Distributions
                    Ordinary income                                                    $            0
                    Long-term capital gains
                                                                                                    0

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $2,498,028 were reclassifed to paid-in capital for the year ended June 30, 2002.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Aggressive Investors I Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Investors I Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.






September 16, 2002
Houston, Texas

[BRIDGEWAY FUNDS LOGO]


September 16, 2002                             June 2002 Quarter - Annual Report


Dear Fellow Aggressive Investors 2 Shareholder,

Our Portfolio's return was negative 1.3% in the June quarter versus a 13.4% decline for the S&P 500 Index and a 14.3% decline of our peer benchmark, the Lipper Capital Appreciation Funds Index. A negative number is still a negative number, but I'm very happy to have strongly cushioned the blow in a down market. This positioning is unusual for an aggressively managed fund and will unlikely be true for our Portfolio in every future bear market.

According to data from Morningstar, the Aggressive Investors 2 Portfolio ranked 2nd of 254 aggressive growth funds for the quarter.

Performance Summary

TRANSLATION: We beat each of our performance benchmarks in the quarter and all but one (the Russell 2000 Index) over the short life of our Portfolio.

The table below presents our June quarter and life-to-date financial results according to the formula required by the SEC.

                                                           June Qtr.          Life-to-Date
                                                            4/1/02              10/31/01
                                                         to 6/30/02(3)        to 6/30/02(3)
                                                         -------------        -------------

              Aggressive Investors 2 Portfolio               -1.3%                 2.5%
              S&P 500 Index (large companies((1)            -13.4%                -5.7%
              Russell 2000 (small companies)(1)              -8.4%                 9.0%
              Lipper Capital Appreciation Funds(2)          -14.3%                -6.4%

         (1)The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. (2)The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper Analytical Services, Inc. (3)Periods less than one year are not annualized. Past performance does not guarantee future returns.

      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 10/31/01 TO 6/30/02]

Fund/Index Name                          Total Value
----------------------------------------------------
Russell 2000 Index                           $10,903
Bridgeway Aggressive Investors 2 Portfolio   $10,250
S&P 500 Index                                $ 9,432
Lipper Capital Appreciation Funds            $ 9,363

                                                  9/30/01          12/31/01            3/31/02             6/30/02
AGGRESSIVE INVESTORS 2                           10,000.00        10,410.00           10,380.00           10,250.00
S&P 500 (START 10/31/01)                         10,000.00        10,861.51           10,891.42            9,432.25
RUSSELL 2000 (SMALL GROWTH STOCKS)               10,000.00        11,440.48           11,896.24           10,902.63
LIPPER CAPITAL APPRECIATION  FUNDS               10,000.00        11,027.45           10,929.22            9,362.55

Detailed Explanation of Quarterly Performance

TRANSLATION: Technology tanked. Retail stores and homebuilders soared. Fortunately we owned more of the latter than the former.

Amid the backdrop of September 11th, dashed hopes for a quick economic recovery, mixed messages from new economic data and forecasts, mediocre earnings results and waning investor confidence resulting from the continuing disclosure of accounting improprieties, our Portfolio was down a rather mild 1.3% in the June quarter. By comparison, the S&P 500 dropped 13.4%, and the Russell 2000 declined 8.4%.

Surprisingly, we managed to avoid most of the impact of the continuing "tech wreck." The average technology fund declined about 28% in the quarter. Technology (including communications) represented only 16% of our Portfolio at the beginning of the quarter. Five companies declined more than 30%. The worst three were in the technology camp:

          Rank     Description                           Industry                      % Loss
          ----     -----------                           --------                      ------
             1     E*trade Group Inc.                    Internet                       -42.0%
             2     Freemarkets Inc.                      Internet                       -38.5%
             3     Priceline.com Inc.                    Internet                       -35.5%
             4     Xerox Corp.                           Office/Business Equipment      -35.2%
             5     Actrade Financial Technologies Ltd.   Commercial Services            -32.1%

The only large company on the list (uh, well, it's not quite so large now), Xerox, was one of those caught up in the saga of companies admitting improper accounting. The company restated its revenues for 1997 through 2001 and paid a $10 million fine (the largest ever for financial reporting violations) as part of a settlement with the SEC. We reported on Actrade in our March quarter letter, but an update is in order. The company received a letter of inquiry about recent filings from the SEC and NASD. It believed these were "routine letters of inquiry," but in today's skittish market environment, any inquiry is seen as very bad news. Indeed, after the end of the June quarter, Actrade disclosed slowing sales and a restructuring, which included a layoff of 20% of its workforce. Our model "choked" on the updated financial information, and we closed out our position in July for a loss.

Fortunately, a handful of stocks really helped cushion the blow. Our best performing stocks in the June quarter:

          Rank     Description                          Industry                        % Gain
          ----     -----------                          --------                        ------

             1     VitalWorks Inc.                      Software                          39.3%
             2     Central European Distribution Corp.  Distribution/Wholesale            36.8%
             3     Hovnanian Enterprises Inc.           Home Builders                     34.9%
             4     Flagstar Bancorp Inc.                Savings & Loans                   34.5%
             5     New Century Financial Corp.          Diversified Financial Services    34.4%
             6     Jo-Ann Stores Inc.                   Retail                            34.0%
             7     Urban Outfitters Inc.                Retail                            33.0%
             8     HealthTronics Surgical Services Inc. Healthcare-Products               30.6%

Retail, which was our largest single industry with 18% of our Portfolio at the beginning of the quarter, homebuilders, and financial services were three industries that helped our overall performance in the bear market.

Detailed Explanation of Our First (partial) Fiscal Year Performance

TRANSLATION:  Ditto the previous section as it applies to our fiscal year.

What was true for the quarter was also true - but magnified - for our first partial fiscal year beginning with the inception of the Portfolio on October 31, 2001 and ending June 30, 2002. Just about any stocks associated with technology, including five of our worst nine performers, were "in the doghouse:"

          Rank     Description                           Industry                      % Loss
          ----     -----------                           --------                      ------

             1     Actrade Financial Technologies Ltd.   Commercial Services            -62.1%
             2     E*trade Group Inc.                    Internet                       -54.3%
             3     Nvidia Corp.                          Semiconductors                 -50.4%
             4     Freemarkets Inc.                      Internet                       -42.8%
             5     Engineered Support Systems Inc.       Aerospace/Defense              -38.5%
             6     Pec Solutions Inc.                    Computers                      -35.5%
             7     Cephalon Inc.                         Pharmaceuticals                -33.9%
             8     Xerox Corp.                           Office/Business Equip.         -32.5%
             9     Kronos Inc.                           Computers                      -30.2%

Fortunately, we had almost an equal number of stocks making up most of the decliners:

          Rank    Description                          Industry                        % Gain
          ----    -----------                          --------                        ------

             1    Hovnanian Enterprises Inc.           Home Builders                     74.2%
             2    VitalWorks Inc.                      Software                          53.2%
             3    The Wet Seal Inc.                    Retail                            40.8%
             4    Flagstar Bancorp Inc.                Savings & Loans                   35.0%
             5    New Century Financial Corp.          Diversified Financial Services    34.4%
             6    Jo-Ann Stores Inc.                   Retail                            34.0%
             7    HealthTronics Surgical Services Inc. Healthcare-Products               30.6%
             8    Career Education Corp.               Commercial Services               30.3%

Top Ten Holdings

As the following list indicates, we continue to have very low exposure to technology, about 10% at fiscal year end. Consumer cyclical stocks (primarily homebuilders and retail stores) comprised our largest sector representation at 39.7%. Following this, financial services represented 16.7% and consumer non-cyclicals (for example, food, beverages, and commercial services) represented 15.2%. Here are the top ten holdings at the end of June:

                                                                                      Percent of
        Rank      Description                          Industry                       Net Assets
        ----      -----------                          --------                       ----------

            1     Airborne Inc.                        Transportation                    9.4%
            2     Jo-Ann Stores Inc.                   Retail                            5.1%
            3     Coors (Adolph)                       Beverages                         5.0%
            4     Bio-Rad Laboratories Inc.            Biotechnology                     4.0%
            5     Intermet Corp.                       Metal Fabricate/Hardware          3.6%
            6     Ryland Group Inc.                    Home Builders                     3.1%
            7     Analogic Corp.                       Electronics                       3.0%
            8     Sharper Image Corp.                  Retail                            3.0%
            9     Group 1 Automotive Inc.              Retail                            2.7%
           10     Mandalay Resort Group                Lodging                           2.6%
                                                                                         ----
                  Total                                                                 41.5%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. This includes opinions about individual stocks, portfolio characteristics, and the discussion about picking funds below. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, June 30, 2002, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

How to Pick a Winning Mutual Fund--Let's try again

TRANSLATION: Helpful hints on picking a fund include: understanding the investment objective, and making sure it fits your needs. Understand the fund's risks, and make sure you can stomach them. Consider the kinds of securities a fund invests in and what flexibility the manager has to change this. Know the background of the portfolio manager, and assess the likelihood for stability. Understand the fund's costs and how they compare to similar types of funds.

Last quarter I discussed aspects of some non-Bridgeway funds that I believe destroy value over time. These could be considered red flags with respect to fund selection. They included lack of commitment to closing funds at reasonable levels, use of soft dollar commissions, portfolio managers' personal investment directly in stocks rather than in the portfolios they manage, marketing abuse, selective fund "incubation," fund family records that exclude poorer performing funds that were merged out of existence, and reliance on expensive affiliated brokerage companies for trade execution. However, I didn't answer the question, "If you stay away from funds or fund families exhibiting these abuses, how do you make a selection?" This is a much harder question. A good place to start is to target a fund with an investment objective complimentary to your own and to understand and be comfortable with the fund's major risks. Both of these are highlighted in more detail in the fund's prospectus. I recently read some materials on Morningstar's web site that attempted to lead someone through the process of choosing a fund. Even if you're not shopping for a fund, I thought it would be instructive to review our investment objective and apply Morningstar's questions to Bridgeway Aggressive Investors 2.

Question 1: What is our fund's objective? A fund's investment objective gives information about the appropriateness of a mutual fund portfolio to fulfill one's particular investment needs. One fund, including this one, may not meet all goals. According to our prospectus, Aggressive Investors 2 seeks to: "exceed the stock market (S&P 500 Index) total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more)." There are three major parts to the investment objective; one relates to relative returns, one to the timeframe, and the last to risk. These are very carefully worded phrases that have not changed since inception of the Portfolio in 1994. Let's look at each.

First, we are trying to BEAT THE MARKET over longer periods of time. We picked the S&P 500 Index to represent the market, but we could have picked other indexes. Our management fee structure reinforces this "market beating" goal and holds the adviser accountable financially. Bridgeway Capital Management's advisory fee (what shareholders pay to have Bridgeway manage the Portfolio) can be as low as 0.2% or as high as 1.6% depending on performance relative to the S&P 500 Index over the last five-year period. We think the performance fee structure keeps us aligned with the performance objective of our Portfolio. Bridgeway's management company has a very strong incentive to enhance our Portfolio's performance, as a percentage of our potential future revenues is based on this measure. In the world of fees and service charges, I feel you really can say, "You get what you pay for," or at least, "You only pay for what you have gotten."

The second major part of the investment objective relates to TIMEFRAME. We are much less concerned with performance over short periods of time. Thus, a shareholder that complains that the Portfolio did poorly in July of this year may have a legitimate gripe; however, his/her judgement based on a single month does not conform to the purpose of this Portfolio and how we are managing it. Thus, if you want to "beat the market" over shorter time periods or never see a negative annual return, this Portfolio is an inappropriate investment vehicle. Stated another way, if you are a "trader" or a "timer," if you might panic in a market downturn, or might need your money in a year or two rather than in five years or more, this Portfolio is not an appropriate investment in my opinion. Since the vast majority of equity funds underperform their market benchmarks over longer periods, our objective of beating the market at all is noteworthy. Over the last fifteen years, for example, 69% of domestic equity funds lagged the return of the S&P 500 Index. (Actually, the record of funds is much worse than this. Many of the worst performing funds went out of business and aren't included in the total.) Remember, an investment objective is a goal, not a promise. The investment objective sets forth the design and execution of what we are trying to accomplish, relative to the timeframe.

The third major part of the investment objective relates to RISK. We are trying to roughly match the risk associated with investing in domestic stocks, but again only over longer time periods. This is an important distinction. In any one month or quarter, our fund may be more volatile than the S&P 500. Our sister portfolio, Aggressive Investors 1, has been about 45% more volatile than the S&P 500 on the downside. I expect this one to exhibit similar high short-term downside volatility in a majority of down markets. But our risk objective is to diminish the probability that the Portfolio will underperform the S&P in an extended down market of at least three years. In summary, I think about the historical risk characteristics of our Portfolio this way: we have tended to fall farther in a short-term downturn, but have tended to bounce back faster. Put another way, given enough time, I have been able to work our way out of a hole faster than the market overall.

Question 2: How has our Portfolio performed? We cover performance pretty thoroughly on the first page of each quarterly letter. If you only read the first paragraph, you should know how we did in the quarter and how I feel about it. The longer-term statistics are in the table at the bottom of page one or top of page two. Although we are beating our primary market and peer benchmarks on a cumulative basis, our history is currently too short a period from which to draw conclusions.

Question 3. How risky has it been? I consider our Aggressive Investors Portfolios to be our "highest octane" portfolios at Bridgeway. There's a reason the word "aggressive" is in the portfolio name. You shouldn't be invested in this fund unless you have a steel stomach for corrections (like I do), or unless it is one component in an overall investing plan (as it is for me). The variation in returns on page one gives you a feel for this volatility. While most people agree on average annual return as a measure of total returns, there are several ways to measure risk. Our Portfolio has too short a record for an accurate measure.

However, since I believe our risk structure is similar to the Aggressive Investors 1 Portfolio, (although it might be even higher in the short term), I will present some figures as a reference point. Please take these with a grain of salt. One gauge of risk is found in the prospectus of every fund with an historical track record: the worst single quarter since inception. In the case of Aggressive Investors 1, it was the September quarter of 1998 when the Portfolio was down 23.3%. This compares to the worst decline of 14.7% for the S&P 500 (in the September quarter of 2001). By this measure, the short-term risk of our fund was 59% more risky than the stock market over shorter periods of three months.

Another popular measure of risk is beta, or the degree to which a fund declines relative to the specific timing of market swings up or down. Our Portfolio has a beta of 1.21, which means that if the market declined 10% in a short time period, one might expect our Portfolio on average to decline 12.1%. Like the measure above, this is somewhat simplistic and especially unreliable, since our Portfolio does not correlate strongly with the market overall. In other words, our Portfolio sometimes zigs when the market zags, making this measure unreliable.

The short-term risk measure I like best is the sum of all negative quarters or the sum of all returns below a market benchmark. Until very recently, Morningstar had a similar risk measure ("morningstar risk"), which was 1.29 for Aggressive Investors 2 compared to 0.89 for the S&P 500. (Morningstar has just changed their risk measure to one I like less well.) By this measure we are 45% riskier than the market. By now, you are probably starting to get the general drift.

Each of the risk measures above deal with what I call short-term risk or volatility. Our prospectus says we're trying to roughly match the level of total market risk over longer periods of at least three years or more. So, if you look at trailing three-year periods, we're trying not to underperform the S&P 500 in an extended down period. (However, in shorter down periods, such as months or weeks or days, we have seen more downside risk and probably will again in the future

Question 4. What does it own?

When you're fishing it's always helpful to keep in mind the pond you're fishing in. It gives you strong clues about what to expect. When fishing in a lake stocked with bass and perch, you don't expect the same results as when fishing in 80 feet of water in the Gulf of Mexico. Likewise, with mutual funds, it's always best to know the characteristics of the kind of investments the fund buys and how much flexibility the portfolio manager has to vary that mix.

In the case of Aggressive Investors 2, we have invested primarily in stocks. We have models which span the style box, which is to say I have great flexibility to invest in small stocks and large ones, in value stocks (ones that are cheap according to certain financial measures) and in growth stocks (ones that have faster increasing sales or earnings). Small stocks and growth stocks tend to be more volatile. Historically, small stocks have also provided a commensurately higher average annual return over longer time periods. While growth stocks are also more volatile, they may not provide a higher return over the long haul. In any case, stocks as a group are significantly more volatile (risky in the short term) than many other kinds of investments, such as money markets, CD's, bonds, Treasury bills, real estate investment trusts, and gold. Over the long haul, however, stocks, and especially smaller stocks, have historically been a better hedge against inflation as well as a vehicle for growth. For these reasons, I believe short-term interest bearing investments (assuming they are diversified or have little or no credit risk) are a better place to invest money that one might need in the near term, while stocks (assuming a diversified portfolio) are a better place to invest money that one might need farther into the future.

The first box below presents the distribution of domestic stocks, namely the 3,500 U.S. companies with the most dollars of trading volume. The first number is simply the number of stocks in that category, while the second is the percentage of the total dollar value of all shares outstanding at the end of last quarter. Likewise, the second box is the Portfolio's number and dollar value of stocks in the four corners of the "style box."

                      Market
                      ------
                 Value      Growth

    Large         255        245
                 34.0%      50.0%


    Small        1500       1500
                  7.3%       8.7%


                    Portfolio
                    ---------
                Value      Growth

    Large         16          4
                15.1%       6.5%


    Small         22         22
                49.2%      30.0%

From these boxes, one could conclude that we have recently had a larger number and portion of our Portfolio in small stocks (although on average we still end up in the borderline "mid-cap" category). Also, recently a larger percentage of our Portfolio has been in value stocks. What this box doesn't tell you is how our composition changes over time. While we use stock picking models which span the style box, I expect to have a longer term, "bias" toward growth stocks. We currently hold surprisingly few large-cap growth stocks. None of this is a "top-down" decision to shift from one part of the style box to another; it is simply the sum total of all our individual stock picks.

While our stocks generally comprise the vast majority of the assets of our Portfolio, we sometimes hold some "cash," either on a temporary basis awaiting further investing in stocks, or else as a way to diminish the risk of particular stocks with higher market risk (otherwise known as "high-beta" stocks). In addition to this, we may invest up to 10% of our Portfolio in foreign stocks, 5% in closed-end funds, 5% in very young ("unseasoned") companies, invest in bonds, buy or write covered call options, and use futures to change the Portfolio market risk. Thus, our aggressive investors portfolios have the greatest flexibility to "go anywhere" than any of the Bridgeway portfolios. This is clearly not a style-pure fund. Having said this, it is primarily a stock market portfolio and this has been the primary source of both risk and returns in our past. Our Portfolio typically holds 60 to 90 stocks, although it can invest a large percentage of assets in a single stock or industry. Our largest holding on June 30 represented close to 10% of the Portfolio. This is higher than most mutual funds and would tend to add to short-term portfolio risk. From time to time I have invested as much as 10% of the Portfolio in a single stock. I have watched a few appreciate to 20% of the portfolio, at which point I am generally trimming for reasons of diversification, even if a model just loves the stock.

Question 5. Who runs it and how stable is the management?

That would be me. I am a native of Houston, Texas, also Bridgeway's home. I have undergraduate degrees in Engineering and Philosophy from Swarthmore College (where I learned how to think about complex issues), a masters in engineering from MIT (where I learned statistics and computer modeling), and an MBA from Harvard Business School (where I learned about investing, especially what not to do). My first career was in transportation (through 1991), where I learned aspects of a people oriented, service business. Investing has been my hobby since 1985 and my profession since founding Bridgeway in 1993. I love this business, love helping people achieve their financial goals, and love working with the people I do. I work at an extraordinary place with some extraordinarily talented and dedicated people. I can't believe anyone pays me to have this much joy. Work is my third priority. One of my life goals is to be donating $100 million per year when I retire (maybe in two decades?). (The adviser donated about $1 million in the last year; we have a long way to go.) I also plan to run a marathon and celebrate a 50th wedding anniversary. (I currently only run three miles regularly, but last month I celebrated 25 years of marriage to a wonderful woman.) I have been portfolio manager of this portfolio for eight years, which is about twice the tenure of the average fund manager. Since I am a majority owner of the adviser to the Portfolio, since Bridgeway would appear to be my only "shot" at achieving my giving goal, and since I'm having a great time (the current bear market notwithstanding), it seems extremely unlikely that I would move on to another investment firm.

While I am listed as the portfolio manager, there is really a team of people backing up the operations of Bridgeway Fund. We hire partly for stability. Last year we started an employee stock ownership plan to give everyone working on your Portfolio a financial interest in our success (in addition to owning some Portfolio shares). This is just one of the things we're doing to encourage the longevity of our staff.

Question 6. What does it cost?

Bridgeway is fully "no-load," which means you pay no sales charges or "loads" of any kind to purchase or own this Portfolio. You can also purchase and sell our Portfolio without any fees, but many (not all) mutual fund marketplaces do charge their own fees. We are not available on a "no-transaction fee basis" at most fund marketplaces because we think this arrangement is ultimately more expensive for long-term shareholders.

A second category of expenses are operating expenses. Our expense ratio (after fee waivers) was 1.9% last fiscal year, which means that the daily net asset value reflects an adjustment of 1.9% to cover expenses like Bridgeway Capital Management's management fee, U.S. Bank's custodian fee, PricewaterhouseCoopers' audit fee, expenses to print and mail this letter, accounting expenses, and other miscellaneous expenses. This compares to about 1.69% for the average aggressive growth fund according to Morningstar. Assuming that our assets increase over time, I expect our expense ratio to decline somewhat.

Another expense item that is not included in the expense ratio calculation is the cost incurred in purchasing securities, or trading costs. We believe trading costs are as big a deal as the expense ratio. Because they are excluded from the expense ratio, they are much more difficult to track, so almost no one pays attention to them. There are two ways to keep trading costs down. One is to trade infrequently. The other is to work hard to minimize the cost per trade. Since we trade frequently with this Portfolio, we work very hard to keep the average trading costs low.

Barron's Article

Two Bridgeway Portfolios appeared on Barron's annual list of the 100 best funds in America. Bridgeway Micro-Cap Limited Portfolio was #5. The Aggressive Investors 1 Portfolio was #24 on the list. Although Aggressive Investors 1 is closed to new shareholders and Micro-Cap Limited is closed completely, we wanted you to be aware of the fund family's recognition.

The Worst Thing that Happened at Bridgeway in Fiscal Year 2002

TRANSLATION: The worst thing that happened at Bridgeway over the last year was a trading error.

Highlighting the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not revealed and acknowledged. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

A trading error was at the head of the list of what didn't go well in the last year. One of our traders did not follow our internal procedure and misread a ticker symbol as he was placing a large order with a broker for another Bridgeway portfolio. When the error was discovered at the end of the day, we "unwound" the trade on the following day, at the adviser's expense. The process cost the adviser about $175,000 - approximately half of one month's management fee from that Portfolio. (In accordance with Murphy's Law, errors of this type will almost always have a negative rather than positive result.) Within hours of the error, we formed a committee including our most experienced trader, our compliance officer, a highly analytical representative of the investment management area, and myself to examine the sources of the error and to put preventative measures in place. Naturally, we would prefer that the error had not occurred; however, we now have better procedures, additional trading staff, and a stronger commitment to zero trading errors.

One remarkable aspect of the trading error demonstrates a practice that we consider a strength at Bridgeway. In many, probably most, investment advisory firms, the error would have been hidden. Management, the Board, shareholders, and regulators would never have learned about it. It would have been covered up and, I believe, ultimately the shareholders would have paid for it through lower performance. In our case, the shareholders were not disadvantaged, and we used it as a way to become stronger and more effective.

Pushing for Higher Standards

Recent articles have highlighted the efforts of some very high profile people in the mutual fund industry, notably John Bogle, Bill Miller, and William Gross, to become more active in pushing public companies toward better corporate governance, more disclosure, and especially more realistic pay packages for executives. One Bridgeway shareholder encouraged Bridgeway to come out in support of these efforts, which I am hereby doing.

Conclusion

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming - both favorable and critical.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2002

     Industry  Company                                           Shares           Value
     --------  -------                                           ------           -----

Common Stock - 101.0%
     Auto Manufacturers - 1.5%
               Ford Motor Co                                      8,980         $ 143,680
               General Motors Corp                                  460            24,587
                                                                                ---------
                                                                                  168,267

     Auto Parts & Equipment - 1.7%
               American Axle & Manufacturing
                 Holdings Inc *                                   6,500           193,310

     Banks - 4.3%
               Bank of America Corp                                 190            13,368
               FleetBoston Financial Corp                         5,700           184,395
               US Bancorp                                         8,300           193,805
               Wachovia Corp                                      2,600            99,268
                                                                                ---------
                                                                                  490,836
     Beverages - 5.0%
               Coors (Adolph)                                     9,100           566,930

     Biotechnology - 4.0%
               Bio-Rad Laboratories Inc *                        10,100           459,651


     Chemicals - 2.3%
               Airgas Inc *                                       3,440            59,512
               Dow Chemical Co                                    6,100           209,718
                                                                                ---------
                                                                                  269,230
     Commercial Services - 1.1%
               Actrade Finan'l Technologies Ltd *                 5,520            57,518
               Career Education Corp *                            1,460            65,700
                                                                                ---------
                                                                                  123,218
     Distribution/Wholesale - 1.0%
               Central European Distribution Corp*                7,300           119,866

     Diversified Financial Services - 2.5%
               JP Morgan Chase & Co *                             2,900            98,368

               New Century Financial Corp                         5,500           192,335
                                                                                ---------
                                                                                  290,703
     Electric - 1.0%
               Duke Energy Corp                                   3,600           111,960


     Electronics - 6.6%
               Analogic Corp                                      7,000           344,190
               Cubic Corp                                        10,800           255,960
               Flir Systems Inc *                                 3,600           151,092
                                                                                ---------
                                                                                  751,242
     Food - 1.7%
               Supervalu Inc                                      7,900           193,787

     Healthcare-Products - 3.3%
               HealthTronics Surgical Svc Inc *                  17,000           297,330
               Orthofix International *                           2,200            77,330
                                                                                ---------
                                                                                  374,660
     Healthcare-Services - 0.5%
               Bioreliance Corp *                                 2,500            62,000


Home Builders - 7.6%
             Beazer Homes USA Inc *                                 900        $   72,000
             Hovnanian Enterprises Inc *                          5,300           190,164
             NVR Inc *                                              800           258,400

             Ryland Group Inc                                     7,100           353,225
                                                                               ----------
                                                                                  873,789
Home Furnishings - 1.5%
             American Woodmark Corp                               3,150           176,810

Household Products/Wares - 0.6%
             Moore Corp Ltd *                                     5,700            65,436

Insurance - 0.1%
             Jefferson-Pilot Corp                                   260            12,220

Internet - 3.6%
             Amazon.Com Inc *                                    15,100           245,375
             E*trade Group Inc *                                  6,100            33,306
             Freemarkets Inc *                                    3,200            45,216
             Priceline.com Inc *                                  1,120             3,125
             Quovadx Inc *                                       13,400            84,152
                                                                               ----------
                                                                                  411,174
Leisure Time - 0.1%
             Nautilus Group Inc *                                   230             7,038

Lodging - 2.6%
             Mandalay Resort Group *                             10,900           300,513

Metal Fabricate/Hardware - 3.6%
             Intermet Corp *                                     38,600           414,564

Office/Business Equip - 1.2%
             IKON Office Solutions Inc                            3,600            33,840
             Xerox Corp *                                        14,600           101,762
                                                                               ----------
                                                                                  135,602

Oil & Gas - 0.3%
             Chesapeake Energy Corp *                             4,060            29,232
             Valero Energy Corp                                     176             6,587
                                                                               ----------
                                                                                   35,819
Retail - 25.2%
             Autozone Inc *                                       2,180           168,514
             CKE Restaurants Inc *                               21,000           238,980
             Chico's FAS Inc *                                    6,700           243,344

             Fred's Inc                                           2,800           102,984
             Group 1 Automotive Inc *                             8,100           309,015
             Hancock Fabrics Inc                                  6,000           111,480
             Jo-Ann Stores Inc *                                 20,100           586,920
             Ltd Brands *                                         8,400           178,920
             Office Depot Inc *                                   1,400            23,520
             Petsmart Inc *                                      12,025           192,881

             Sharper Image Corp *                                17,000           342,550
             ShopKo Stores Inc *                                  8,900           179,780
             Wet Seal Inc *                                       1,500            36,450
             Williams-Sonoma Inc *                                5,400           165,564
                                                                               ----------
                                                                                2,880,902

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2002

     Industry  Company                                           Shares          Value
     --------  -------                                           ------          -----
     Savings & Loans - 3.8%
               Flagstar Bancorp Inc                               8,100      $    187,110
               Independence Community Bank                        3,380            97,107
               Washington Mutual Inc                              4,100           152,151
                                                                             ------------
                                                                                  436,368
     Semiconductors - 2.1%
               ESS Technology *                                  13,800           242,052

     Software - 1.6%
               Activision Inc *                                   1,875            54,488
               VitalWorks Inc *                                  16,000           131,200
                                                                             ------------
                                                                                  185,688
     Textiles - 1.2%
               Mohawk Industries Inc *                            2,200           135,366

     Transportation - 9.4%
               Airborne Inc *                                    56,000         1,075,200
                                                                             ------------

   Total Common Stock (Identified Cost $11,409,855)                          $ 11,564,201
                                                                             ============

Total Investments - 101.0%                                                   $ 11,564,201

Other Assets and Liabilities, net - (1.0)%                                       (116,344)
                                                                             ============

Total Net Assets - 100.0%                                                    $ 11,447,857
                                                                             ============

* Non-income producing security as no dividends were paid during the period from July 1, 2001 to June 30, 2002.

** The aggregate identified cost on a tax basis is $11,409,855. Gross unrealized appreciation and depreciation were $964,920 and $810,574, respectively, or net unrealized appreciation of $154,346.


See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 2 PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                              As of June 30, 2002

Assets:
   Investments at value (cost - $11,409,855)                                                             $11,564,201
   Cash                                                                                                       62,473
   Receivable for shares sold                                                                                 24,967
   Receivable for investments sold                                                                            31,299
   Receivable for interest                                                                                        96
   Receivable for dividends                                                                                    6,785
---------------------------------------------------------------------------------------------------------------------
         Total assets                                                                                     11,689,821
---------------------------------------------------------------------------------------------------------------------


Liabilities:
   Payable for shares redeemed                                                                                 2,933
   Payable for investments purchased                                                                         185,209
   Payable for management fee                                                                                  8,081
   Accrued expenses                                                                                           45,741
---------------------------------------------------------------------------------------------------------------------
         Total liabilities                                                                                   241,964
---------------------------------------------------------------------------------------------------------------------
   Net assets ( 1,116,377 shares outstanding)                                                            $11,447,857
=====================================================================================================================
   Net asset value, offering and redemption price per share ($11,447,857 / 1,116,377)                         $10.25
=====================================================================================================================

Net assets represent:
   Paid-in capital                                                                                       $11,591,812
   Undistributed net realized loss                                                                          (298,301)
   Net unrealized appreciation of investments                                                                154,346
---------------------------------------------------------------------------------------------------------------------
   Net assets                                                                                            $11,447,857
=====================================================================================================================

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 2 PORTFOLIO
                             STATEMENT OF OPERATIONS
             For the period from October 31, 2001* to June 30, 2002


INVESTMENT INCOME:
      Dividends                                                                                        $  19,461
      Interest                                                                                             5,269
                                                                                                       ---------
            Total income                                                                                  24,730

EXPENSES:
      Management fees                                                                                     33,574
      Accounting fees                                                                                     15,840
      Audit fees                                                                                           6,500
      Custody                                                                                             17,923
                                                                                                       ---------
            Total expenses                                                                                73,837
      Less fees waived                                                                                    (2,949)
                                                                                                       ---------
            Net expenses                                                                                  70,888
                                                                                                       ---------

NET INVESTMENT LOSS                                                                                      (46,158)
                                                                                                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments                                                                  (298,301)
      Net change in unrealized appreciation                                                              154,346
                                                                                                       ---------
      Net realized and unrealized loss                                                                  (143,955)
                                                                                                       ---------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $(190,113)
                                                                                                       =========

* October 31, 2001 commencement of operations.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       Period from
                                                                  October 31, 2001* to
                                                                      June 30, 2002

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
      Net investment loss                                             $   (46,158)
      Net realized loss on investments                                   (298,301)
      Net change in unrealized appreciation                               154,346
                                                                      -----------
          Net decrease resulting from operations                         (190,113)
                                                                      -----------
      Distributions to shareholders:
          From net investment income                                            0
          From realized gains on investments                                    0
                                                                      -----------
            Total distributions to shareholders                                 0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                     14,757,205
      Reinvestment of dividends                                                 0
      Cost of shares redeemed                                          (3,119,235)
                                                                      -----------
          Net increase from Fund share transactions                    11,637,970
                                                                      -----------
          Net increase in net assets                                   11,447,857
NET ASSETS:
      Beginning of period                                                       0
                                                                      -----------
      End of period                                                   $11,447,857
                                                                      ===========

Number of Fund shares:
      Sold                                                              1,412,757
      Issued on dividends reinvested                                            0
      Redeemed                                                           (296,380)
                                                                      -----------
          Net increase                                                  1,116,377
      Outstanding at beginning of period                                        0
                                                                      -----------
      Outstanding at end of period                                      1,116,377
                                                                      ===========

* October 31, 2001 commencement of operations.

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 2 PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                         Period from
                                                                    October 31, 2001* to
                                                                        June 30, 2002

PER SHARE DATA
      Net asset value,
          beginning of period                                            $     10.00
                                                                         -----------

      Income (loss) from investment operations:
              Net investment loss                                              (0.08)
              Net realized and
                  unrealized gain                                               0.33
                                                                         -----------
      Total from investment operations                                          0.25
                                                                         -----------

      Less distributions to shareholders:
          Net investment income                                                 0.00
          Net realized gains                                                    0.00
                                                                         -----------
      Total distributions                                                       0.00
                                                                         -----------

      Net asset value, end of period                                     $     10.25
                                                                         ===========

TOTAL RETURN                                                                    2.5%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                          $11,447,857
      Ratios to average net assets: [1]
          Expenses after waivers and reimbursements                            1.90%
          Expenses before waivers and reimbursements                           1.98%
          Net investment loss after waivers and reimbursements                (1.24%)

      Portfolio turnover rate                                                  68.0%

* October 31, 2001 commencement of operations

[1] Annualized

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities, other than options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available bid price is used, also in accordance with the pricing policy established by the Fund's Board of Directors. Options are valued at the average of the closing bid and asked quotations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See Prospectus for additional risk information.)

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Aggressive Investors 2 Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security to the extent of premium paid. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. There were no transactions in derivative instruments during the period.

4.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser, a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The performance fee rate equals 4.67% times the difference in cumulative total return between the Portfolio and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Aggressive Investors 2 Portfolio for any operating expenses above 1.9%. To achieve this expense level the Adviser has waived $2,949 of the management fees for the period ended June 30, 2002.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

7.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $14,360,155 and $2,651,999, respectively, during the period ended June 30, 2002.

8.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:

                   Aggregate unrealized gain                                            $     964,920
                   Aggregate unrealized loss                                                  810,574
                   Net gain (loss)
                                                                                              154,346
                   Cost of investments
                                                                                           11,409,855
                   Post October 31, 2001 Capital Loss Deferral                                298,301

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

              Distributable Earnings
                    Ordinary income                                                      $          0
                    Long-term gains (capital losses)                                                0
                    Unrealized appreciation(depreciation)                                  11,409,855

              Tax Distributions
                    Ordinary income                                                      $          0
                    Long-term capital gains                                                         0

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in capital. During the year ended June 30, 2002, $46,158 of undistributed net investment loss was reclassified to paid-in capital.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Aggressive Investors II Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Investors II Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the period October 31, 2001 (commencement of operations) to June 30, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.






September 16, 2002
Houston, Texas

[BRIDGEWAY FUNDS LETTERHEAD]




September 16, 2002                             June 2002 Quarter - Annual Report
                                               ---------------------------------


Dear Fellow Ultra-Small Company Shareholder,

Our Portfolio was up 1.5% in the June quarter, verses negative returns for each of our performance benchmarks. I am thrilled. For our full fiscal year, we were up 17.2%, again beating each of our performance benchmarks.

According to data from Morningstar, the Ultra-Small Company Portfolio ranked 8th of 967 small company funds for the quarter, 9th of 896 for the last twelve months, and 15th of 469 over the last five years.

At the risk of raining on our parade, I must say that we should keep longer-term trends in mind. I do not expect our Portfolio to be up in most bear markets. It is the nature of ultra-small company stocks normally to decline more than large company indexes in a down market.

Performance Summary

TRANSLATION: We beat each of our performance benchmarks over the last quarter, one year, five years and since inception. In the eight-year period since inception, we've beaten each of our benchmarks by at least 9% a year on an annualized basis. I'm particularly pleased to have "cushioned the blow" of the recent quarter market decline.

The table below presents our June quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                               June Qtr.        1 Year          5 Year       Life-to-Date
                                                4/1/02          7/1/01          7/1/97          8/5/94
                                             to 6/30/02(4)    to 6/30/02    to 6/30/02(5)    to 6/30/02(5)
                                             -------------    ----------    -------------    -------------
     Ultra-Small Company Portfolio                1.5%           17.2%           16.5%           21.1%
     Lipper Small-Cap Stock Funds 1              -9.4%          -15.0%            3.3%            9.3%
     Russell 2000 (small companies) 2            -8.4%           -8.6%            4.4%            9.9%
     CRSP Cap-Based Portfolio 10 Index 3         -6.1%            8.6%            8.6%           12.2%

     1 The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc.

     2 The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). It is the most widely tracked index among small company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Ultra-Small Company Portfolio. (3)The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2,000 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. (4)Periods less than one year are not annualized.
         (5)Periods longer than one year are annualized. Past performance does not guarantee future returns.


      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 8/5/94 TO 6/30/02]

Fund/Index Name                            Total Value
------------------------------------------------------
Bridgeway Ultra-Small Company Portfolio        $45,537
CRSP Cap-based Portfolio 10 Index              $24,844
Russell 2000 Index                             $21,150
Lipper Small Company Funds                     $20,156

                                                 8/5/94       9/30/94       12/30/94      3/30/95        6/30/95
ULTRA-SMALL COMPANY PORTFOLIO                  10,000.00     10,214.01      9,723.74     10,249.35      11,047.50
LIPPER SMALL CO. FUNDS                         10,000.00     10,735.02     10,719.93     11,321.71      12,370.75
RUSSELL 2000 (SMALL GRWTH.STOCKS)              10,000.00     10,514.54     10,320.20     10,796.56      11,808.72
CRSP CAP-BASED PORTFOLIO 10                    10,000.00     10,521.90      9,902.38     10,808.84      11,884.55

                                                9/30/95       12/30/95      3/30/96        6/30/96       9/30/96
ULTRA-SMALL COMPANY PORTFOLIO                  12,672.99     13,597.88     14,718.42      16,838.36     16,434.57
LIPPER SMALL CO. FUNDS                         13,917.22     14,109.55     14,905.53      16,088.92     16,291.65
RUSSELL 2000 (SMALL GRWTH.STOCKS)              12,974.99     13,256.21     13,932.62      14,629.61     14,679.11
CRSP CAP-BASED PORTFOLIO 10                    13,416.07     12,890.14     13,982.91      15,316.28     14,959.19

                                                12/30/96      3/30/97       6/30/97        9/30/97       12/31/97
ULTRA-SMALL COMPANY PORTFOLIO                  17,642.21     17,148.43     21,211.79      28,093.80     24,345.32
LIPPER SMALL CO. FUNDS                         16,136.47     14,616.82     17,101.98      19,709.63     18,559.79
RUSSELL 2000 (SMALL GRWTH.STOCKS)              15,442.75     14,644.25     17,018.15      19,550.96     18,896.27
CRSP CAP-BASED PORTFOLIO 10                    15,065.61     14,984.49     16,450.53      19,848.36     18,389.43

                                                3/31/98       6/30/98       9/30/98        12/30/98      3/31/99
ULTRA-SMALL COMPANY PORTFOLIO                  28,047.86     25,081.38     18,256.21      21,153.20     19,066.66
LIPPER SMALL CO. FUNDS                         20,549.05     19,756.06     15,529.23      18,401.12     17,532.11
RUSSELL 2000 (SMALL GRWTH.STOCKS)              20,796.90     19,827.38     15,833.03      18,415.22     17,416.32
CRSP CAP-BASED PORTFOLIO 10                    20,699.78     19,370.44     14,699.16      16,317.59     15,908.89

                                                6/30/99       9/30/99       12/31/99       3/31/00       6/30/00
ULTRA-SMALL COMPANY PORTFOLIO                  21,455.39     22,088.55     29,700.83      33,715.61     31,067.86
LIPPER SMALL CO. FUNDS                         20,135.50     19,689.07     26,044.66      28,960.03     27,236.32
RUSSELL 2000 (SMALL GRWTH.STOCKS)              20,124.83     18,852.37     22,329.67      23,911.47     23,007.68
CRSP CAP-BASED PORTFOLIO 10                    18,234.90     17,756.33     20,880.19      24,588.10     22,446.48

                                                9/29/00       12/29/00      3/30/01        6/30/01       9/30/01
ULTRA-SMALL COMPANY PORTFOLIO                  34,003.41     31,111.03     34,650.95      38,838.42     36,104.34
LIPPER SMALL CO. FUNDS                         28,153.39     24,328.77     20,670.32      23,722.29     18,448.94
RUSSELL 2000 (SMALL GRWTH.STOCKS)              23,262.04     21,655.08     20,246.35      23,139.15     18,328.68
CRSP CAP-BASED PORTFOLIO 10                    22,539.71     18,075.62     20,094.69      22,876.71     19,573.60

                                                12/31/01      3/31/02       6/30/02
ULTRA-SMALL COMPANY PORTFOLIO                  41,689.80     44,874.88     45,537.12
LIPPER SMALL CO. FUNDS                         22,061.47     22,252.08     20,156.02
RUSSELL 2000 (SMALL GRWTH.STOCKS)              22,193.40     23,077.53     21,150.03
CRSP CAP-BASED PORTFOLIO 10                    24,902.87     26,444.16     24,844.11

Detailed Explanation of Fiscal Year Performance

TRANSLATION: Most technology stocks tanked. Some retail stores and homebuilders soared. Fortunately we owned more of the latter than the former. Ultra-small company stocks seemed to be one of the few places for investors to "hide out" during the June quarter bear market.

Amid the backdrop of September 11th, dashed hopes for a quick economic recovery, mixed messages from new economic data and forecasts, mediocre earnings results, and waning investor confidence resulting from the disclosure of accounting improprieties, most major market indexes were down over the last year. Ultra-small company stocks (as represented by the CRSP 10 Index) were up 8.6%. Our Portfolio was up more than twice that amount, to close the year with an increase of 17.2%.

Surprisingly, we managed to avoid most of the impact of the continuing "tech wreck." The average technology fund declined about 45% in the fiscal year. A number of our technology holdings did well anyway. A very healthy 33 of our companies appreciated by at least 50%; ten of these at least doubled. The best performing stocks for the year were:

      Rank   Description                            Industry                       % Gain
      ----   -----------                            --------                       ------
        1    Clean Harbors Inc.                     Environmental Control          244.6%
        2    Primesource Corp.                      Distribution/Wholesale         153.2%
        3    PAM Transportation Services            Transportation                 147.2%
        4    Department 56                          Toys/Games/Hobbies             140.7%
        5    NewsEDGE Corp.                         Media                          133.9%
        6    FTI Consulting Inc.                    Commercial Services            133.6%
        7    Mothers Work Inc.                      Retail                         132.3%
        8    PC Mall Inc.                           Retail                         118.9%
        9    Culp Inc.                              Textiles                       117.5%
        10   Software Spectrum Inc.                 Computers                      103.8%
        11   DocuCorp International Inc.            Software                        98.9%
        12   Movie Gallery Inc.                     Retail                          98.7%
        13   Meritage Corp.                         Home Builders                   98.3%
        14   Bank of the Ozarks Inc.                Banks                           96.0%
        15   Racing Champions Ertl Corp.            Toys/Games/Hobbies              92.4%
        16   Innoveda Inc.                          Computers                       91.5%
        17   Eprise Corp.                           Internet                        89.1%
        18   Interpore International                Biotechnology                   88.2%
        19   Strategic Diagnostics Inc.             Biotechnology                   80.7%
        20   HealthTronics Surgical Services Inc.   Healthcare-Products             77.0%
        21   Crossworlds Software Inc.              Internet                        76.0%
        22   Liquent Inc.                           Software                        75.3%
        23   D&K Healthcare Resources Inc.          Pharmaceuticals                 65.4%
        24   Itla Capital Corp.                     Savings & Loans                 60.2%
        25   Blue Rhino Corp.                       Retail                          58.4%
        26   IPSWICH Bancshares Inc.                Savings & Loans                 58.4%
        27   Delphax Technologies Inc.              Computers                       56.2%
        28   NewMil Bancorp Inc.                    Savings & Loans                 55.0%
        29   Steel Technologies Inc.                Iron/Steel                      54.2%
        30   TechTeam Global Inc.                   Computers                       54.2%
        31   Western Sierra Bancorp                 Banks                           54.1%
        32   M/I Schottenstein Homes Inc.           Home Builders                   50.5%
        33   Brigham Exploration Co.                Oil & Gas                       50.4%

Of course, not all of our stocks were up in the recent market environment. A surprisingly few - thirteen stocks - declined at least 50%:

       Rank   Description                            Industry                        % Loss
       ----   -----------                            --------                        ------
         1    Galey & Lord Inc.                      Apparel                         -68.9%
         2    Point.360                              Media                           -60.7%
         3    Pumatech Inc.                          Software                        -58.8%
         4    Tumbleweed Communications Corp.        Internet                        -57.1%
         5    MessageMedia Inc.                      Internet                        -56.5%
         6    Kellstrom Inds Inc.                    Aerospace/Defense               -55.3%
         7    Keith Cos Inc.                         Engineering & Construction      -54.6%
         8    Zones Inc.                             Retail                          -54.2%
         9    Cambridge Heart Inc.                   Healthcare-Products             -54.1%
         10   KCS Energy Inc.                        Oil & Gas                       -53.3%
         11   Medamicus Inc.                         Healthcare-Products             -52.4%
         12   Versant Corp.                          Software                        -52.4%
         13   Variagenics Inc.                       Biotechnology                   -52.1%

Top Ten Holdings

As the following list indicates, we had good overall diversification by sector. Consumer non-cyclical stocks (primarily commercial services, healthcare products and pharmaceuticals) comprised our largest sector representation at 27.5%, followed closely by consumer cyclical stocks, which represented an additional 27% of the portfolio. Financial stocks placed third in terms of sector weighting with 18.6%. Here are the top ten holdings at the end of June 2002:

                                                                                 Percent of
      Rank   Description                             Industry                    Net Assets
      ----   -----------                             --------                    ----------
        1    FTI Consulting Inc.                     Commercial Services             5.6%
        2    Bradley Pharmaceuticals                 Pharmaceuticals                 3.6%
        3    Central European Distribution Corp.     Distribution/Wholesale          3.1%
        4    Mothers Work Inc.                       Retail                          2.8%
        5    Jos. A. Bank Clothiers Inc.             Retail                          2.5%
        6    Culp Inc.                               Textiles                        2.4%
        7    HealthTronics Surgical Services Inc.    Healthcare-Products             2.4%
        8    Meritage Corp.                          Home Builders                   2.1%
        9    Department 56                           Toys/Games/Hobbies              1.9%
       10    American National Financial Inc.        Insurance                       1.9%
                                                                                    -----
             Total                                                                  28.3%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. This includes opinions about individual stocks, portfolio characteristics, and the discussion about picking funds below. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, June 30, 2002, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

How to Pick a Winning Mutual Fund--Let's try again

TRANSLATION: Helpful hints on picking a fund are: understand the investment objective, and make sure it fits your needs. Understand the fund's risks, and make sure you can stomach them. Consider the kinds of securities a fund invests in and what flexibility the manager has to change this. Know the background of the portfolio manager and assess the likelihood for stability. Understand the fund's costs and how they compare to similar types of funds.

Last quarter I discussed aspects of some non-Bridgeway funds that I believe destroy value over time. These could be considered red flags with respect to fund selection. They included lack of commitment to closing funds at reasonable levels, use of soft dollar commissions, portfolio managers' investment directly in stocks rather than in the portfolios they manage, marketing abuse, selective fund "incubation," fund family records that exclude poorer performing funds that were merged out of existence, and reliance on expensive affiliated brokerage companies for trade execution. However, I didn't answer the question, "If you stay away from funds or fund families exhibiting these abuses, how do you make a selection?" This is a much harder question. A good place to start is to target a fund with an investment objective complimentary to your own and to understand and be comfortable with the fund's major risks. Both of these are highlighted in more detail in the fund's prospectus. I recently read some materials on Morningstar's web site that attempted to lead someone through the process of choosing a fund. Even if you're not shopping for a fund, I thought it would be instructive to review our investment objective and apply Morningstar's questions to Bridgeway Ultra-Small Company Portfolio.

Question 1: What is our fund's objective? A fund's investment objective gives information about the appropriateness of a mutual fund portfolio to fulfill one's particular investment needs. One fund, including this one, may not meet all goals. According to our prospectus, Ultra-Small Company seeks "to provide a long-term total return of capital, primarily through capital appreciation." There are two major parts to the investment objective. One relates to total returns and one to the timeframe. These are very carefully worded phrases that have not changed since inception of the Portfolio in 1994. Let's look at each.

First, we are seeking a HIGH TOTAL RETURN, primarily capital appreciation. Don't expect much, if any, in the way of interest or dividends. We seek to "grow" the Portfolio primarily by investing in ultra-small stocks.

The second major part of the investment objective relates to TIMEFRAME. We are much less concerned with performance over short periods of time. Thus, a shareholder who complains that the Portfolio did poorly in the third quarter of last year (-7%) may have a legitimate gripe, however, his/her judgement based on a single quarter does not conform to the purpose of this Portfolio and how we are managing it. (We did beat all our performance benchmarks that quarter by a significant margin, which will not always be the case.) Thus, if you want never to see a negative (sometimes substantially negative) return, this Portfolio is an inappropriate investment vehicle. Stated another way, if you are a "trader," if you are a "timer," if you might panic in a market downturn, or if you might need your money in a year or two rather than in five years or more, this Portfolio is not an appropriate investment in my opinion. Remember, an investment objective is a goal, not a promise. The investment objective sets forth the design and execution of what we are trying to accomplish, within the specified timeframe.

Question 2: How has our Portfolio performed? We cover performance pretty thoroughly on the first page of each quarterly letter. If you only read the first paragraph, you should know how we did in the quarter and how I feel about it. The longer-term statistics are in the table included on the first page or two. Our returns over the full period since inception have been pretty stellar, but they have been a culmination of beating our benchmarks by small amounts in a majority of quarters, although we have also had a couple of larger jumps, like in parts of 1999 and 2001. We have also had some periods of underperformance, including the September quarter (-27.3) in 1998. Morningstar suggests concentrating on a fund's performance relative to its peers. Here's our record based on Morningstar statistics for the full calendar years since inception:

                                          1995    1996     1997    1998    1999    2000     2001
                                         ------  ------   ------  ------  ------  ------   ------
      Bridgeway Ultra-Small Company       39.9%   29.7%    38.0%  -13.1%   40.4%    4.8%    34.0%
      Small-Cap Blend Funds               27.4%   20.3%    24.4%   -4.3%   15.3%   11.9%     8.2%
      Difference                          12.5%    9.4%    13.6%   -8.8%   25.1%   -7.1%    25.8%

Question 3. How risky has it been? I consider our Ultra-Small Company Portfolio to be very volatile, that is, risky in the short-term - much more than the average equity fund. Notwithstanding the excellent performance in the June quarter, you shouldn't be invested in this fund unless you have a steel stomach for corrections (like I do), or unless it is one component in an overall investing plan (as it is for me). While most people agree on average annual return as a measure of total returns, there are several ways to measure risk.

One gauge of RISK is found in the prospectus of every fund with a historical track record: the worst single quarter since inception. In our case the Portfolio was down 27.3% in the September quarter of 1998. By comparison, the worst decline for the S&P 500 was 14.7% in the September quarter of 2001. By this measure, the short-term risk of our Portfolio was 86% more risky than the stock market over shorter three-month periods.

Another popular measure of risk is beta, or the degree to which a fund moves relative to the specific timing of market swings up or down. Our Portfolio has a trailing three-year beta of 0.86; however, the measure of accuracy of fit or R-squared is 0.37, which means that this measure is near useless. In the context of the unusual recent market, I believe that this statistic is not useful, not because it is within a bear market, but because ultra-small stocks were so relatively undervalued coming into this particular bear market. However, based on 76 years of data for the whole ultra-small asset class, the beta is 1.59 with an R-squared of 0.49. This calculation shows that it is a better fit, but it also means that the return of ultra-small stocks still "zigs" when the S&P 500 Index of larger stocks "zags." I believe the 1.59 beta is more reasonable and representative of what one might expect in the future of our Portfolio. A beta of 1.59 means that when the S&P 500 Index declines 10%, one would expect ultra-small stocks to decline roughly 15.9%. This kind of magnification of declines is more like what I believe you should expect from this Portfolio in a down market.

The short-term risk measure that I like best is the sum of all negative quarters or the sum of all returns below a market benchmark. Unfortunately, this measure is also rendered useless by the unusual recent market. (Specifically, it would say our Portfolio is less risky than the broader market of large stocks, which I don't believe.) Using the 76 years of CRSP annual data, I estimate that ultra-small company stocks are 107% more volatile on the downside. This measure serves as another warning that the class of stocks this Portfolio invests in is very volatile.

Each of the risk measures above deal with what I call short-term risk or volatility. An investor may be subject to other kinds of risk as well. I believe our Portfolio is less affected by the longer-term risk of not keeping up with inflation, for example. Nevertheless, one should absolutely be prepared for a "rough ride" when investing in ultra-small company stocks and should expect a rough ride in this Portfolio from time to time.

Question 4. What does it own?

When you're fishing it's always helpful to keep in mind the pond you're fishing in. The pond can give you strong clues about what to expect. When fishing in a lake stocked with bass and perch, you don't expect the same results as when fishing in 80 feet of water in the Gulf of Mexico. Likewise, with mutual funds, it's always best to know the characteristics of the kind of investments the fund buys and how much flexibility the portfolio manager has to vary that mix.

In the case of Ultra-Small Company Portfolio, we have invested primarily in stocks. Furthermore, I am restricted in our prospectus to invest at least 80% of assets (specifically at the time of purchase) in stocks the size of the smallest 10% of the companies traded on the New York Stock Exchange. The Portfolio is thus concentrated in very small stocks, stocks even smaller than those owned by some other "small company" funds. Historically, ultra-small stocks have been more volatile, but they have also provided a commensurately higher average annual return over very long time periods. Over the long haul, stocks, and especially very small stocks, have historically been a better hedge against inflation as well as a vehicle for growth. For these reasons, I believe short-term interest bearing investments (assuming they are diversified or have little or no credit risk) are a better place to invest money that one might need in the near term, while stocks (assuming a diversified portfolio) are a better place to invest money that one might need farther into the future. However, micro-cap stocks require a "steel stomach" in a downturn; otherwise one may panic and sell at just the wrong time, ensuring sub-par returns in the long-term.

Question 5. Who runs it and how stable is the management?

That would be me. I am a native of Houston, Texas, also Bridgeway's home. I have undergraduate degrees in Engineering and Philosophy from Swarthmore College (where I learned how to think about complex issues), a masters in engineering from MIT (where I learned statistics and computer modeling), and an MBA from Harvard Business School (where I learned about investing, especially what not to do). My first career was in transportation (through 1991), where I learned aspects of a people-oriented, service business. Investing has been my hobby since 1985 and my profession since founding Bridgeway in 1993.

I love this business, love helping people achieve their financial goals, and love working with the people at Bridgeway. I work at an extraordinary place with some extraordinarily talented and dedicated people. I can't believe anyone pays me to have this much joy. However, work is my third priority. One of my life goals is to be donating $100 million per year when I retire (maybe in two decades?). (The adviser donated about $1 million in the last year; we have a long way to go.) I also plan to run a marathon and celebrate a 50th wedding anniversary. (I currently only run three miles regularly, but last month I celebrated 25 years of marriage to a wonderful woman.) I have been portfolio manager of this portfolio since inception eight years ago. This is twice as long as the average tenure of a fund manager. Since I am a majority owner of the adviser to the Portfolio, since Bridgeway would appear to be my only "shot" at achieving my giving goal, and since I'm having a great time (the current bear market notwithstanding), it seems extremely unlikely that I would move on to another investment firm.

While I am listed as the portfolio manager, there is really a team of people backing up the operations of Bridgeway Fund. Last year we started an employee stock ownership plan (ESOP) to give everyone who works on your Portfolio a financial interest in our success. The ESOP is just one of the things we're doing to encourage the longevity of our staff.

Question 6. What does it cost?

Bridgeway is fully "no-load," which means you pay no sales charges or "loads" of any kind to purchase or own this Portfolio. You can also purchase and sell our Portfolio without any fees, but many (not all) mutual fund marketplaces do charge their own fees. We are not available on a "no-transaction fee basis" at most fund marketplaces because we think this arrangement is ultimately more expensive for long-term shareholders.

A second category of expenses are operating expenses. Our expense ratio was 1.26% last fiscal year, which means that the daily net asset value reflects an adjustment of 1.26% of your investment to cover expenses like Bridgeway Capital Management's management fee, U.S. Bank's custodian fee, PricewaterhouseCoopers' audit fee, expenses to print and mail this letter, accounting expenses, and other miscellaneous expenses. According to Morningstar, the average micro-cap fund has an expense ratio of about 2.13% and the average fund with a median market cap less than $200 million (something closer to our size companies), has an even higher one.

Another expense item that is not included in the expense ratio calculation is the cost incurred in purchasing securities, or trading costs. We believe trading costs are as big a deal as the expense ratio. Because they are excluded from the expense ratio, they are much more difficult to track, so almost no one pays attention to them. There are two ways to keep trading costs down. One is to trade infrequently. The other is to work hard to minimize the cost per trade. Since we trade frequently with this Portfolio, we work very hard to keep the average trading costs low.

Barron's Article

Two Bridgeway Portfolios appeared on Barron's annual list of the 100 best funds in America. Bridgeway Micro-Cap Limited Portfolio was #5. The Aggressive Investors 1 Portfolio was #24 on the list. Although Aggressive Investors 1 is closed to new shareholders and Micro-Cap Limited is closed completely, we wanted you to be aware of the fund family's recognition.

The Worst Thing that Happened at Bridgeway in Fiscal Year 2002

TRANSLATION: The worst thing that happened at Bridgeway over the last year was a trading error.

Highlighting the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not revealed and acknowledged. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

A trading error was at the head of the list of what didn't go well in the last year. One of our traders did not follow our internal procedure and misread a ticker symbol as he was placing a large order with a broker for another Bridgeway portfolio. When the error was discovered at the end of the day, we "unwound" the trade on the following day, at the adviser's expense. The process cost the adviser about $175,000 - approximately half of one month's management fee from that Portfolio. (In accordance with Murphy's Law, errors of this type will almost always have a negative rather than positive result.) Within hours of the error, we formed a committee including our most experienced trader, our compliance officer, a highly analytical representative of the investment management area, and myself to examine the sources of the error and to put preventative measures in place. Naturally, we would prefer that the error had not occurred; however, we now have better procedures, additional trading staff, and a stronger commitment to zero trading errors.

One remarkable aspect of the trading error demonstrates a practice that we consider a strength at Bridgeway. In many, probably most, investment advisory firms, the error would have been hidden. Management, the Board, shareholders, and regulators would never have learned about it. It would have been covered up and, I believe, ultimately the shareholders would have paid for it through lower performance. In our case, the shareholders were not disadvantaged, and we used it as a way to become stronger and more effective.

Pushing for Higher Standards

Recent articles have highlighted the efforts of some very high profile people in the mutual fund industry, notably John Bogle, Bill Miller, and William Gross, to become more active in pushing public companies toward better corporate governance, more disclosure, and especially more realistic pay packages for executives. One Bridgeway shareholder encouraged Bridgeway to come out in support of these efforts, which I am hereby doing.

Conclusion

As always, we appreciate your feedback. Your comments about our shareholder letters have been particularly gratifying. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas (both favorable and critical) coming.

Sincerely,

John Montgomery

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                            June 30, 2002 (restated)


    Industry  Company                                        Shares        Value
    -----------------                                     ----------    ----------
Common Stock - 91.4%
    Apparel - 0.2%
              RG Barry Corp *                               20,000      $  105,600

    Auto Parts & Equipment - 1.0%
              Noble International Ltd                       58,800         626,808

    Banks - 9.4%
              Abigail Adams National Bancorp                 9,000         126,270
              AmericanWest Bancorp *                        15,000         195,000


              Bancorp Rhode Island Inc                      19,000         430,417
              Bank of The Northwest *                        6,250         118,750
              Bank of the Ozarks Inc                        48,100       1,074,554
              Capital Crossing Bank *                       20,100         451,245
              Cass Information Systems Inc                   2,500          62,250


              CoVest Bancshares Inc                         13,500         303,210
              Columbia Bancorp                               4,800          59,563
              Fidelity National Corp                        19,800         198,000
              First Mariner Bancorp Inc *                   37,000         410,737
              Gulf West Banks Inc *                         30,304         446,984
              IBERIABANK Corp                                3,800         154,052
              LSB Bancshares Inc                             6,500         130,000
              Northrim BanCorp Inc                          15,383         220,438
              Oak Hill Financial Inc                         4,200          86,142
              Patriot Bank Corp                             31,400         440,542
              Redwood Empire Bancorp                        13,650         374,010
              Republic Bancorp Inc                           2,800          33,012
              Western Sierra Bancorp *                       7,875         188,370
              Wilshire State Bank *                          7,800         215,982
                                                                         ---------
                                                                         5,719,528


    Biotechnology - 0.3%
              Embrex Inc *                                   3,700          77,404
              Lifecell Corp *                               39,900          97,755
                                                                         ---------
                                                                           175,159
    Building Materials - 0.7%
              Craftmade International Inc                   26,800         407,360

    Chemicals - 0.4%
              Ethyl Corp *                                  99,500          74,625


              Penford Corp                                  10,201         184,638
                                                                         ---------
                                                                           259,263
    Commercial Services - 9.7%
              Actrade Finan'l Technologies Ltd *            98,800       1,029,496
              FTI Consulting Inc *                          98,300       3,441,483


              National Medical Health Card
                 Systems Inc *                              62,000         587,140
              Precis Inc *                                  64,800         586,440
              Source Information Mgmt Co *                  42,300         232,650
              Workflow Management Inc *                     12,613          43,023
                                                                         ---------
                                                                         5,920,232
    Computers - 0.1%
              Manchester Technologies Inc *                 30,150          67,838

    Distribution/Wholesale - 3.7%
              Ag Services of America Inc *                  13,100         160,082


              Central European Distribution Corp *         115,100       1,889,942
              Navarre Corp *                                98,100         171,675
                                                                         ---------
                                                                         2,221,699

    Diversified Financial Services - 0.2%
              Asta Funding Inc *                             9,700         128,622

    Electric - 0.4%
              Green Mountain Power Corp                     12,300         223,368


    Industry  Company                                        Shares        Value
    -----------------                                     ----------    ----------

   Electronics - 0.0%
            Advanced Photonix Inc *                         30,000      $   30,000

   Engineering & Construction - 0.2%
            U S Laboratories Inc *                          10,500         136,500

   Environmental Control - 1.5%
            Clean Harbors Inc *                             42,900         504,504
            Gundle/Slt Environmental Inc *                  29,800         219,030
            TRC Cos Inc *                                    8,700         178,785
                                                                         ---------
                                                                           902,319
   Food - 0.9%
            John B. Sanfilippo & Son *                      25,200         176,148
            Rocky Mountain Choc Fact Inc *                  18,721         197,454
            Village Super Market *                           6,600         198,000
                                                                         ---------
                                                                           571,602
   Gas - 0.1%
            Chesapeake Utilities Corp                        4,800          91,248

   Healthcare-Products - 7.4%
            Atrion Corp *                                    6,500         180,765
            Criticare Systems Inc *                        180,100         720,400
            DEL Global Technologies Corp *                   1,760           6,477
            DEL Global Technologies Corp *                     704           1,056
            Endocardial Solutions Inc *                     21,200         160,908
            HealthTronics Surgical Services Inc *           83,000       1,451,670
            NMT Medical Inc *                               70,000         446,600
            Osteotech Inc *                                 82,100         606,719
            Rehabilicare Inc *                              72,800         349,440


            Synovis Life Technologies Inc *                 74,200         556,129
                                                                         ---------
                                                                         4,480,164
   Healthcare-Services - 3.6%
            Air Methods Corp *                              84,300         760,386


            Almost Family Inc *                             21,200         246,344
            Amedisys Inc *                                  34,800         358,962
            America Service Group Inc *                     21,800         215,166
            Option Care Inc *                               21,000         288,540
            Ramsay Youth Services Inc *                      6,800          30,600
            UnitedHealth Group Inc                           3,400         311,270
                                                                         ---------
                                                                         2,211,268


   Home Builders - 3.2%
            Dominion Homes Inc *                            26,200         530,026
            Meritage Corp *                                 27,700       1,264,505
            Orleans Homebuilders Inc *                      15,700         134,235
                                                                         ---------
                                                                         1,928,766
   Home Furnishings - 1.8%
            Singing Machine Co Inc *                        89,850       1,100,663

   Household Products/Wares - 0.1%


            Nashua Corp *                                    7,800          55,380

   Insurance - 2.3%
            American National Financial Inc                 73,783       1,142,161
            Investors Title Co                               7,000         135,800
            Penn-America Group Inc                          10,200         107,406
                                                                         ---------
                                                                         1,385,367
   Internet - 5.0%


            Autobytel Inc *                                 49,000         149,450
            E*trade Group Inc *                              4,585          25,037
            FindWhat.com *                                 179,500         960,325
            Harris Interactive Inc *                        70,000         235,900
            Marketwatch.com Inc *                            4,800          22,560
            Modem Media Inc *                               28,000         100,800
            Onesource Information Service *                 44,300         296,810

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                            June 30, 2002 (restated)


    Industry  Company                                        Shares         Value
    -----------------                                      --------     ------------
    Internet, continued
              ScreamingMedia Inc *                           79,000     $    124,030
              Sina.com *                                    110,000          192,500


              Valueclick Inc *                              167,736          543,463
              Vicinity Corp *                               132,200          264,400
              ePlus Inc *                                    19,800          138,006
                                                                        ------------
                                                                           3,053,281
    Iron/Steel - 0.8%
              Steel Technologies Inc                         35,413          466,743

    Leisure Time - 1.0%
              Johnson Outdoors Inc *                         37,000          622,710

    Lodging - 0.6%
              Trump Hotels & Casino Resorts Inc *           158,700          341,205



    Misc Manufacturing - 0.1%
              Astronics Corp *                                6,100           48,800

    Oil & Gas - 2.8%
              Clayton Williams Energy Inc *                   6,000           69,600
              Edge Petroleum Corp *                          67,414          363,294


              Giant Industries Inc *                         22,000          176,000
              Greka Energy Corp *                            20,946          120,440
              Howell Corp                                    53,493          711,457
              KCS Energy Inc *                               11,900           20,825
              Petroleum Development Corp *                   37,900          224,368
              Royale Energy Inc *                               805            4,781
                                                                        ------------
                                                                           1,690,765
    Pharmaceuticals - 5.5%
              Bradley Pharmaceuticals *                     166,822        2,218,733
              D&K Healthcare Resources Inc                   20,200          712,252
              Hi-Tech Pharmacal Co Inc *                     43,000          429,957
                                                                        ------------
                                                                           3,360,942
    Real Estate - 0.3%


              DeWolfe Cos Inc *                              20,250          210,600

    Retail - 12.3%
              America's Car Mart Inc *                       45,700          629,289
              Blue Rhino Corp *                              34,400          481,256
              Calloway's Nursery Inc *                       26,500           27,825
              First Cash Financial Services Inc *            51,500          471,740
              Frisch's Restaurants Inc                       14,200          280,450


              Gart Sports Co *                                4,800          136,752
              Hancock Fabrics Inc                             7,200          133,776
              JOS A Bank Clothiers Inc *                     86,300        1,537,780


              Mothers Work Inc *                             43,300        1,701,690
              Movie Gallery Inc *                            39,025          824,208
              PC Mall Inc *                                 102,800          390,970


              Shop At Home Inc *                             70,000          140,000
              Total Entertainment Rest Corp *                46,300          752,838
                                                                        ------------
                                                                           7,508,574
    Savings & Loans - 5.3%


              Bay State Bancorp Inc                           9,200          469,200
              Eagle Bancshares Inc *                         16,200          420,876
              FSF Financial Corp                             16,100          366,436
              Guaranty Federal Bancshares Inc                13,000          180,180
              Heritage Financial Corp                        12,500          199,875
              Home Federal Bancorp                           10,000          231,000
              IPSWICH Bancshares Inc                          4,700           95,974
              Jacksonville Bancorp Inc                        8,300          208,330
              Monterey Bay Bancorp Inc *                     22,500          405,000
              NewMil Bancorp Inc                              4,000           80,160


     Industry Company                                       Shares             Value
     -------- -------                                       ------             -----

     Savings & Loans, continued
              Oregon Trail Financial Corp                   26,612      $    502,967
              PVF Capital Corp                               8,000            95,920
                                                                        ------------
                                                                           3,255,918
     Semiconductors - 0.1%
              DPAC Technologies Corp *                      40,300            87,048


     Software - 2.9%
              Acclaim Entertainment Inc *                  101,500           358,295
              Concur Technologies Inc *                     46,200           129,360
              DocuCorp International Inc *                  39,900           408,177
              HTE Inc *                                     99,600           472,004
              Quality Systems Inc *                          9,800           165,130
              TradeStation Group Inc *                     130,000           158,574
              Unify Corp *                                 101,837            65,685
                                                                        ------------
                                                                           1,757,225
     Telecommunications - 2.7%
              ClearOne Communications Inc *                 18,400           271,032
              Network Equipment
                 Technologies Inc *                         28,000           120,400
              Paradyne Networks Corp *                      44,844           177,582
              TTI Team Telecom Intern'l Ltd*                65,300         1,045,453
                                                                        ------------
                                                                           1,614,467
     Textiles - 2.4%
              Culp Inc *                                    90,900         1,464,399

     Toys/Games/Hobbies - 2.0%
              Department 56 *                               73,000         1,188,440


     Transportation - 0.3%
              PAM Transportation Services *                  6,400           153,728

     Water - 0.1%

              York Water Co                                  4,400            72,600
                                                                        ------------

     Total Common Stock (Identified Cost $39,268,747)                   $ 55,646,199

 Short-term Investments - 3.2%
     Money Market Funds - 3.2%
              Firstar U S Treasury Money Market
                 Fund Institutional                      1,929,754         1,929,754
                                                                        ------------

     Total Short-term Investments (Identified Cost $1,929,754)           $ 1,929,754
                                                                        ------------

 Total Investments - 94.7% ($41,198,501) **                             $ 57,575,953
                                                                        ------------

 Other Assets and Liabilities, net - 5.3%                                  3,232,772


 Total Net Assets - 100.0%                                              $ 60,808,725
                                                                        ============


 * Non-income producing security as no dividends were paid during the period from July 1, 2001 to June 30, 2002.

 ** See Note 7.

 See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                         As of June 30, 2002 (restated)


ASSETS:
      Investments at value (cost - $41,198,501)                                                 $57,575,953
      Cash                                                                                        3,509,677
      Receivable for excess redemptions from Adviser                                                  1,757
      Receivable for investments sold                                                               366,332
      Receivable for interest                                                                         1,008
      Receivable for dividends                                                                       18,608
      Prepaid expenses                                                                                3,643
                                                                                                 ----------
            Total assets                                                                         61,476,978
                                                                                                 ==========
LIABILITIES:
      Payable for shares redeemed                                                                     1,515
      Payable for investments purchased                                                             505,597
      Payable for management fee                                                                     52,130
      Accrued expenses                                                                              109,011
                                                                                                -----------
            Total liabilities                                                                       668,253
                                                                                                -----------
      NET ASSETS (2,109,275 SHARES OUTSTANDING)                                                 $60,808,725
                                                                                                ===========
      Net asset value, offering and redemption price per share ($60,808,725/2,109,275)          $     28.83
                                                                                                ===========

NET ASSETS REPRESENT:
      Paid-in capital                                                                           $36,768,420
      Undistributed net realized gain                                                             7,662,853
      Net unrealized appreciation of investments                                                 16,377,452
                                                                                                -----------
      NET ASSETS                                                                                $60,808,725
                                                                                                ===========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                             STATEMENT OF OPERATIONS
                   For the year ended June 30, 2002 (restated)


INVESTMENT INCOME:
      Dividends                                               $   207,326
      Interest                                                    201,254
                                                              -----------
            Total income                                          408,580
                                                              -----------

EXPENSES:
      Management fees                                             505,097
      Accounting fees                                             109,225
      Audit fees                                                   18,143
      Custody                                                      49,512
      Insurance                                                     2,652
      Legal                                                         5,069
      Registration fees                                             7,911
      Directors' fees                                               3,518
      Miscellaneous                                                 3,590
                                                              -----------
            Total expenses                                        704,717
                                                              -----------
NET INVESTMENT LOSS                                              (296,137)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                          7,742,213
      Net change in unrealized appreciation                     1,531,558
                                                              -----------
      Net realized and unrealized gain                          9,273,771
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 8,977,634
                                                              ===========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                         Year ended            Year ended
                                                                       June 30, 2002          June 30, 2001
                                                                        (restated)
                                                                        ------------           ------------
OPERATIONS:
INCREASE (DECREASE) IN NET ASSETS:
      Net investment loss                                               $   (296,137)          $   (423,301)
      Net realized gain on investments                                     7,742,213              5,119,915
      Net change in unrealized appreciation                                1,531,558              5,621,490
                                                                        ------------           ------------
          Net increase resulting from operations                           8,977,634             10,318,104
                                                                        ------------           ------------
      Distributions to shareholders:
          From net investment income                                               0                      0
          From realized gains on investments                              (4,816,787)                     0
                                                                        ------------           ------------
            Total distributions to shareholders                           (4,816,787)                     0
                                                                        ------------           ------------
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                         2,975,482              2,903,015
      Reinvestment of dividends                                            4,759,687                      0
      Cost of shares redeemed                                             (2,851,295)            (3,415,973)
                                                                        ------------           ------------
          Net increase (decrease) from Fund share transactions             4,883,874               (512,958)
                                                                        ------------           ------------
          Net increase in net assets                                       9,044,721              9,805,146
NET ASSETS:
      Beginning of period                                                 51,764,004             41,958,858
                                                                        ------------           ------------
      End of period                                                     $ 60,808,725           $ 51,764,004
                                                                        ============           ============

Number of Fund shares:
      Sold                                                                   112,152                119,895
      Issued on dividends reinvested                                         186,289                      0
      Redeemed                                                              (106,711)              (145,525)
                                                                        ------------           ------------
          Net increase (decrease)                                            191,730                (25,630)
      Outstanding at beginning of period                                   1,917,545              1,943,175
                                                                        ------------           ------------
      Outstanding at end of period                                         2,109,275              1,917,545
                                                                        ============           ============

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


                                                                           Year ended June 30,
                                              --------------------------------------------------------------------------
                                                  2002           2001            2000            1999            1998
                                              -----------    -----------     -----------     -----------     -----------
                                              (restated)
PER SHARE DATA
      Net asset value,
          beginning of period                 $     26.99    $     21.59     $     14.91     $     22.52     $     20.62
                                              -----------    -----------     -----------     -----------     -----------

      Income (loss) from investment operations:
              Net investment loss                   (0.14)         (0.22)          (0.26)          (0.28)          (0.34)
              Net realized and
                  unrealized gain (loss)             4.43           5.62            6.94           (3.77)           4.03
                                              -----------    -----------     -----------     -----------     -----------
      Total from investment operations               4.29           5.40            6.68           (4.05)           3.69
                                              -----------    -----------     -----------     -----------     -----------

      Less distributions to shareholders:
          Net investment income                      0.00           0.00            0.00            0.00            0.00
          Net realized gains                        (2.45)          0.00            0.00           (3.56)          (1.79)
                                              -----------    -----------     -----------     -----------     -----------
      Total distributions                           (2.45)          0.00            0.00           (3.56)          (1.79)
                                              -----------    -----------     -----------     -----------     -----------

      Net asset value, end of period          $     28.83    $     26.99     $     21.59     $     14.91     $     22.52
                                              ===========    ===========     ===========     ===========     ===========

TOTAL RETURN                                         17.0%          25.0%           44.8%          (14.6%)          18.4%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period               $60,808,725    $51,764,004     $41,958,858     $32,647,536     $46,256,695
      Ratios to average net assets:
          Expenses after waivers
              and reimbursements                    1.26%          1.61%           1.85%           2.00%           1.67%
          Expenses before waivers
              and reimbursements                    1.26%          1.61%           1.85%           2.26%           1.67%
          Net investment loss after waivers
              and reimbursements                   (0.53%)        (0.93%)         (1.36%)         (1.82%)         (1.42%)

      Portfolio turnover rate                      120.6%          57.0%           65.4%           80.4%          103.4%


See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (restated)


1.       Organization:

         Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

         The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Porftolio. The Fund is authorized to issue 1,000,000,000 shares at $0.001 par value.

         On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

         Bridgeway Capital Management, Inc. (the "Adviser") is the adviser to the Fund.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements.

         Securities Valuation

         Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS, Continued (restated)


2.       Significant Accounting Policies, Continued:

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Management Contract:

         The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser a total fee which is computed and paid monthly.

         The Ultra-Small Company Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

4.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser. The Adviser has agreed to reimburse the Ultra-Small Company Portfolio for any operating expenses above 2.0%.

5.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS, Continued (restated)


6.       Purchases and Sales of Investment Securities:

         Aggregate purchases and sales, other than cash equivalents were $61,966,430 and $56,996,994 respectively, for the year ended June 30, 2002.

7.       Federal Income Taxes:

         The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

         The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:

                   Aggregate unrealized gain               $17,341,060
                   Aggregate unrealized loss                 1,046,351
                   Net gain (loss)                          16,294,709
                   Cost of investments                      41,281,244

         As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

            Distributable Earnings
                  Ordinary income                            $         0
                  Long-term gains (capital losses)             7,745,596
                  Unrealized appreciation(depreciation)       16,377,452

            Tax Distributions
                  Ordinary income                            $         0
                  Long-term capital gains                      4,816,787

         The Fund incurred a net loss from investment operations and made no investment income dividends during the year. Distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The ordinary income distributions did not qualify for the dividends received deduction of corporate shareholders.

         During the year ended June 30, 2002, the Fund paid a long-term capital gain distribution of $2.4463 per share to shareholders of record. None of the dividends paid are eligible for the dividends received deduction of corporate shareholders.

         Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $296,137 were reclassifed to paid-in capital for the year ended June 30, 2002.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS, Continued (restated)


8.       Restatement:

         The Ultra-Small Company Portfolio restated its financial statements for the year ended June 30, 2002 to correct the recording of the purchase and sale of three securities. The restatement reduced cash by $102,504, net realized gain on investments by $66,504, net unrealized gain on investments by $36,000, net increase in net assets resulting from operations by $102,504, total return by 0.3%, net assets by $100,747, and net asset value by $0.05 per share.

         Shareholders who purchased shares between February 28, 2002 and October 6, 2003 have been issued additional shares to cover the deficiency. The shares outstanding have been adjusted "as if" 11 additional shares were issued as of June 30, 2002. For shareholders that redeemed before this error was corrected, a receivable of $1,757 from the Adviser has been recorded as of June 30, 2002 for the redemption overpayment. The Adviser paid this amount on September 12, 2003.

                         Report of Independent Auditors


To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra-Small Company Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 8, the financial statements for the year ended June 30, 2002 have been restated to correct the recording of the purchase and sale of three securities.




September 16, 2002, except for Note 8
which is as of October 13, 2003
Houston, Texas

[BRIDEWAY FUNDS LOGO]



September 16, 2002                            June 2002 Quarter - Annual Report



Dear Ultra-Small Company Tax Advantage Portfolio Shareholder,

The Portfolio returned 9.3% in the six months from January to June 2002 compared to the 4.7% decline of the Russell 2000 Index of small companies and the 0.2% decline of the CRSP Index of ultra-small companies. I am pleased to show a positive return in a generally bear market.

For the full fiscal year 2002, our Portfolio was up 20.7%, compared to an 8.6% decline for the Russell 2000 Index and a positive 8.6% return for the CRSP Cap-Based Portfolio 10 Index. Ultra-small stocks have truly been one of the few places to "hide out" in the recent market decline.

At the risk of raining on our parade, I must say that we should keep longer-term trends in mind. I do not expect our Portfolio to be up in most bear markets. It is the nature of ultra-small company stocks normally to decline more than large company indexes in a down market.

Performance Summary

The following table presents SEC standardized performance for 6 months, one-year and life-to-date. The graph below presents the growth of a hypothetical $10,000 invested in our Portfolio and in our performance benchmarks since inception.

                                                      6 months         1 Year         Life-to-Date
                                                      1/01/02          7/1/01           7/31/97
                                                     to 6/30/02      to 6/30/02       to 6/30/02(3)
                                                     ----------      ----------       -------------

Ultra-Small Company Tax Advantage Portfolio              9.3%           20.7%             12.1%
CRSP Cap-Based Portfolio 10 Index(1)                    -0.2%            8.6%              7.9%
Russell 2000 Index(2)                                   -4.7%           -8.6%              3.6%

(1)The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2,000 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. We seek to approximate the performance of this Index. (2)The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). The latter index is the most widely tracked index among small company funds but is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Portfolio. (3)Life-to-date returns are annualized. Past performance does not guarantee future returns.

      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 7/31/97 TO 6/30/02]

Fund/Index Name                            Total Value
------------------------------------------------------
Bridgeway Ultra-Small Company
     Tax Advantage Portfolio                   $17,543
CRSP Cap-based Portfolio 10 Index              $14,508
Russell 2000 Index                             $11,875

                                                   7/31/97         9/30/97        12/31/97      3/31/98         6/30/98
USC TAX ADVANTAGE PORTFOLIO                       10,000.00       11,280.00       9,960.00     11,720.00       11,380.00
CRSP CAP-BASED PORTFOLIO 10                       10,000.00       11,590.52      10,738.57     12,087.71       11,311.43
RUSSELL 2000 (SMALL GROWTH STOCKS)                10,000.00       10,977.50      10,609.90     11,677.08       11,132.71

                                                    9/30/98        12/31/98        3/31/99      6/30/99         9/30/99
USC TAX ADVANTAGE PORTFOLIO                        8,780.00        9,780.00       9,160.00      9,920.00       10,300.00
CRSP CAP-BASED PORTFOLIO 10                        8,583.63        9,528.71       9,290.05     10,648.34       10,368.87
RUSSELL 2000 (SMALL GROWTH STOCKS)                 8,889.95       10,339.81       9,778.94     11,299.72       10,585.26

                                                   12/31/99        3/31/00        6/30/00        9/29/00        12/29/00
USC TAX ADVANTAGE PORTFOLIO                       12,860.00       14,140.00      13,240.00      14,440.00      12,946.21
CRSP CAP-BASED PORTFOLIO 10                       12,193.06       14,358.30      13,107.70      13,162.14      10,555.32
RUSSELL 2000 (SMALL GROWTH STOCKS)                12,537.69       13,425.85      12,918.39      13,061.20      12,158.93

                                                  3/30/2001        6/30/01        9/30/01        12/31/01       3/31/02
USC TAX ADVANTAGE PORTFOLIO                       13,228.09       14,536.80      13,610.63      16,051.06      17,805.38
CRSP CAP-BASED PORTFOLIO 10                       11,734.36       13,358.93      11,430.07      14,542.12      15,442.16
RUSSELL 2000 (SMALL GROWTH STOCKS)                11,367.95       12,992.20      10,291.22       2,461.18      12,957.60

                                                   6/30/02
USC TAX ADVANTAGE PORTFOLIO                       17,543.24
CRSP CAP-BASED PORTFOLIO 10                       14,507.80
RUSSELL 2000 (SMALL GROWTH STOCKS)                11,875.35

Detailed Explanation of Fiscal Year Performance

TRANSLATION: Ultra-small company stocks were one of the few places for investors to "hide out" during the recent bear market.

Amid the backdrop of September 11th, dashed hopes for a quick economic recovery, mixed messages from new economic data and forecasts, mediocre earnings results and waning investor confidence resulting from the disclosure of accounting improprieties, most major market indexes were down over the last year. Ultra-small company stocks (as represented by the CRSP 10 Index) were up 8.6%. Our Portfolio was up even more than that amount, to close the year with an increase of 20.7%.

We managed to avoid most of the impact of the continuing "tech wreck." The average technology fund declined about 45% in the fiscal year. A number of our technology holdings did well anyway. Our list of best performers for the year reflects the full diversity of more than 400 stocks in our portfolio. Twenty seven stocks more than doubled in the fiscal year:

           Rank   Description                                Industry                           % Gain
           ----   -----------                                --------                           ------

            1     Drugstore.Com                              Internet                           284.2%
            2     Merit Medical Systems Inc.                 Healthcare-Products                258.2%
            3     Racing Champions Ertl Corp.                Toys/Games/Hobbies                 255.2%
            4     Mothers Work Inc.                          Retail                             255.0%
            5     Harvest Natural Resources Inc.             Oil & Gas                          252.1%
            6     AC Moore Arts & Crafts Inc.                Retail                             213.3%
            7     Raytech Corp-Del                           Auto Parts & Equipment             206.8%
            8     Juno Online Services Inc.                  Internet                           195.9%
            9     Chattem Inc.                               Cosmetics/Personal Care            171.7%
            10    Department 56                              Toys/Games/Hobbies                 167.5%
            11    Movie Gallery Inc.                         Retail                             162.7%
            12    Culp Inc.                                  Textiles                           158.3%
            13    Fidelity National Information Solutions    Computers                          155.7%
            14    Hovnanian Enterprises Inc.                 Home Builders                      147.3%
            15    Advanced Technical Products Inc.           Miscellaneous Manufacturers        145.9%
            16    HTE Inc.                                   Software                           144.1%
            17    Liquent Inc.                               Software                           143.9%
            18    FTI Consulting Inc.                        Commercial Services                140.9%
            19    Cascade Bancorp                            Banks                              138.9%
            20    Lifecore Biomedical Inc.                   Healthcare-Products                128.8%
            21    TechTeam Global Inc.                       Computers                          124.4%
            22    Penn Traffic Co.                           Food                               119.8%
            23    Software Spectrum Inc.                     Computers                          119.4%
            24    Celadon Group Inc.                         Transportation                     113.1%
            25    PAM Transportation Services                Transportation                     110.4%
            26    Johnson Outdoors Inc.                      Leisure Time                       109.1%
            27    Rita Medical Systems Inc.                  Healthcare-Products                101.4%

Of course, not all of our stocks were up in the recent market environment. Thirty-one declined at least 50%. Technology (including communications) did lead this list:

           Rank   Description                                Industry                           % Loss
           ----   -----------                                --------                           ------

            1     Egghead.com Inc.                           Internet                           -98.3%
            2     Neomedia Technologies Inc.                 Computers                          -87.4%
            3     RoweCom Inc.                               Internet                           -87.3%
            4     Active IQ Technologies Inc                 Telecommunications                 -85.5%
            5     America Service Group Inc                  Healthcare-Services                -81.8%
            6     Atchison Casting Corp.                     Metal Fabrication/Hardware         -77.9%
            7     ROHN Industries Inc.                       Metal Fabrication/Hardware         -75.7%
            8     iGO Corp.                                  Internet                           -73.9%
            9     Webhire Inc.                               Software                           -68.2%
            10    Goamerica Inc.                             Telecommunications                 -66.6%
            11    Ansoft Corp.                               Computers                          -65.4%
            12    Xetel Corp.                                Electronics                        -65.4%
            13    Vitech America Inc.                        Computers                          -64.9%
            14    Concero Inc.                               Internet                           -64.6%
            15    Vesta Insurance Group Inc.                 Insurance                          -62.2%
            16    SEMX Corp.                                 Semiconductors                     -60.6%
            17    Perini Corp.                               Engineering & Construction         -60.0%
            18    PLATO Learning Inc.                        Software                           -57.5%
            19    Eprise Corp.                               Internet                           -57.4%
            20    Calton Inc.                                Commercial Services                -56.8%
            21    IFR Systems Inc.                           Electronics                        -54.8%
            22    Heska Corp.                                Pharmaceuticals                    -54.5%
            23    Choice One Communications Inc.             Telecommunications                 -53.2%
            24    EntrePort Corp.                            Internet                           -52.7%
            25    Superior Telecom Inc.                      Telecommunications                 -52.7%
            26    Interdent Inc.                             Healthcare-Services                -51.2%
            27    Aetrium Inc.                               Semiconductors                     -51.2%
            28    Altair International Inc.                  Engineering & Construction         -50.0%
            29    Quovadx Inc.                               Internet                           -50.0%
            30    Sento Corp.                                Computers                          -50.0%
            31    Reptron Electronics Inc.                   Electronics                        -50.0%


Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. This includes opinions about individual stocks, portfolio characteristics, and the discussion about picking funds below. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, June 30, 2002, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

How to Pick a Winning Mutual Fund

TRANSLATION: Helpful hints on picking a fund are: understand the investment objective, and make sure it fits your needs. Understand the fund's risks, and make sure you can stomach them. Consider the kinds of securities a fund invests in and what flexibility the manager has to change this. Know the background of the portfolio manager and assess the likelihood for stability. Understand the fund's costs and how they compare to similar types of funds.

There are a number of characteristics of some non-Bridgeway funds that I believe destroy value over time. These could be considered red flags with respect to fund selection. They include lack of commitment to closing funds at reasonable levels, use of soft dollar commissions, portfolio managers' investment directly in stocks rather than in the portfolios they manage, marketing abuse, selective fund "incubation," fund family records that exclude poorer performing funds that were merged out of existence, and reliance on expensive affiliated brokerage companies for trade execution. However, a much harder questions is, "If you stay away from funds or fund families exhibiting these abuses, how do you make a selection?" A good place to start is to target a fund with an investment objective complimentary to your own and to understand and be comfortable with the fund's major risks. Both of these are highlighted in more detail in the fund's prospectus. I recently read some materials on Morningstar's web site that attempted to lead someone through the process of choosing a fund. Even if you're not shopping for a fund, I thought it would be instructive to review our investment objective and apply Morningstar's questions to Bridgeway Ultra-Small Company Tax Advantage Portfolio.

Question 1: What is our fund's objective? A fund's investment objective gives information about the appropriateness of a mutual fund portfolio to fulfill one's particular investment needs. One fund, including this one, may not meet all goals. According to our prospectus, Ultra-Small Company Tax Advantage Portfolio seeks "to provide a long-term total return of capital, primarily through capital appreciation." As a passively managed portfolio, it seeks to approximate the return of the Cap-Based Portfolio 10 Index published by the University of Chicago's Center for Research in Security Prices over longer time periods. In choosing stocks for the Portfolio, the Adviser seeks to match the weighting of market capitalization, sector representation, and financial characteristics of the full Index. In other words, we seek to own a representative sample of stocks in the Index.

There are three major parts to the investment objective and strategy. One relates to total returns, one to relative returns, and one to the timeframe. These are very carefully worded phrases that have not changed since inception of the Portfolio in 1997. Let's look at each.

First, we are seeking a HIGH TOTAL RETURN, primarily capital appreciation. Don't expect much, if any, in the way of interest or dividends. We seek to "grow" the Portfolio primarily by investing in a broad spectrum of ultra-small stocks.

Second, over shorter time periods we are less concerned with absolute returns, but rather returns relative to the Index of ultra-small companies. Thus, a shareholder who complains that the Portfolio did poorly in the third quarter of last year (-6%) may have a legitimate gripe; however, his/her judgement based on a single quarter does not conform to the purpose of this Portfolio and how we are managing it. Thus, if you never want to see a negative (sometimes substantially) quarterly or annual return, this Portfolio is an inappropriate investment vehicle. Stated another way, if you are a "trader," if you are a "timer," if you might panic in a market downturn, or if you might need your money in a year or two rather than in five years or more, this Portfolio is not an appropriate investment in my opinion. Remember, an investment objective is a goal, not a promise. The investment objective sets forth the design and execution of what we are trying to accomplish, within the specified timeframe.

Third, the investment objective relates to TIMEFRAME. We are much less concerned with performance over short periods of time. Investing in ultra-small stocks is a longer-term strategy.

Question 2: How has our Portfolio performed? We cover performance pretty thoroughly on the first page of each quarterly letter. If you only read the first paragraph, you should know how we did in the period and how I feel about it. The longer-term statistics are in the table included on the first page or two. Our returns over the full period since inception have been pretty stellar, but they have been a culmination of beating our benchmarks by small amounts in a majority of quarters, although we have also had a couple of larger jumps, like in parts of 1999 and 2001. We have also had some periods of underperformance, including the September quarter of 1998 (-23%). Morningstar suggests concentrating on a fund's performance relative to its peers. Here's our record based on Morningstar statistics for the full calendar years since inception:

                                                           1998      1999       2000      2001
                                                           ----      ----       ----      ----

                    Ultra-Small Company Tax Advantage      -1.8%     31.5%       0.7%     24.0%
                    Small-cap Value Funds                  -7.1%      5.4%      18.7%     16.8%
                    Difference                              5.3%     26.1%     -18.0%      7.2%

Question 3. How risky has it been? I consider our Ultra-Small Company Tax Advantage Portfolio to be very volatile, that is, risky in the short-term - much more than the average equity fund. Notwithstanding the excellent recent performance, you shouldn't be invested in a fund of ultra-small stocks unless you have a steel stomach for corrections (like I do), or unless it is one component in an overall investing plan. While most people agree on average annual return as a measure of total returns, there are several ways to measure risk.

One gauge of RISK is found in the prospectus of every fund with a historical track record: the worst single quarter since inception. In our case the Portfolio was down 22.9% in the September quarter of 1998. By comparison, the worst decline for the S&P 500 was 14.7% in the September quarter of 2001. By this measure, the short-term risk of our Portfolio was 56% more risky than the stock market over shorter three-month periods.

Another popular measure of risk is beta, or the degree to which a fund moves relative to the specific timing of market swings up or down. Our Portfolio has a trailing three-year beta of 0.80 according to Morningstar; however, the measure of accuracy of fit or R-squared is only 0.45, which means that this measure is near useless. In the context of the unusual recent market, I believe that this statistic is not useful, not because it is within a bear market, but because ultra-small stocks were so relatively undervalued coming into this particular bear market. However, based on 76 years of annual data for the whole ultra-small asset class, the beta is 1.59 with an R-squared of 0.49. This calculation does not show a much better fit, but it is based on a much longer timeframe and I believe is more representative of what one could expect from a portfolio of ultra-small stocks. A beta of 1.59 means that when the S&P 500 Index declines 10%, one would expect ultra-small stocks to decline roughly 15.9%. The R-squared statistic means that the return of ultra-small stocks often "zigs" when the S&P 500 Index of larger stocks "zags."

The short-term risk measure that I like best is the sum of all negative quarters or the sum of all returns below a market benchmark. Unfortunately, this measure is also rendered useless by the unusual recent market. (Specifically, it would say our Portfolio is less risky than the broader market of large stocks, which I don't believe.) Using the 76 years of CRSP annual data, I estimate that ultra-small company stocks are 107% more volatile on the downside. This measure serves as another warning that the class of stocks this Portfolio invests in is very volatile.

Each of the risk measures above deal with what I call short-term risk or volatility. An investor may be subject to other kinds of risk as well. I believe our Portfolio is less affected by the longer-term risk of not keeping up with inflation, for example. Nevertheless, one should absolutely be prepared for a "rough ride" when investing in ultra-small company stocks and should expect a rough ride in this Portfolio from time to time.

Question 4. What does it own?

When you're fishing it's always helpful to keep in mind the pond you're fishing in. The pond can give you strong clues about what to expect. When fishing in a lake stocked with bass and perch, you don't expect the same results as when fishing in 80 feet of water in the Gulf of Mexico. Likewise, with mutual funds, it's always best to know the characteristics of the kind of investments the fund buys and how much flexibility the portfolio manager has to vary that mix.

In the case of Ultra-Small Company Tax Advantage Portfolio, we have invested primarily in stocks. Furthermore, I am restricted in our prospectus to invest at least 80% of assets (specifically at the time of purchase) in stocks the size of the smallest 10% of the companies traded on the New York Stock Exchange. The Portfolio is thus concentrated in very small stocks, stocks even smaller than those owned by some other "small company" and "micro-cap" funds. Historically, ultra-small stocks have been more volatile, but they have also provided a commensurately higher average annual return over very long time periods. Over the long haul, stocks, and especially very small stocks, have historically been a better hedge against inflation as well as a vehicle for growth. For these reasons, I believe short-term interest bearing investments (assuming they are diversified or have little or no credit risk) are a better place to invest money that one might need in the near term, while stocks (assuming a diversified portfolio) are a better place to invest money that one might need farther into the future. However, ultra-small stocks require a "steel stomach" in a downturn; otherwise one may panic and sell at just the wrong time, ensuring sub-par returns in the long-term.

Question 5. Who runs it and how stable is the management?

That would be me. I am a native of Houston, Texas, also Bridgeway's home. I have undergraduate degrees in Engineering and Philosophy from Swarthmore College (where I learned how to think about complex issues), a masters in engineering from MIT (where I learned statistics and computer modeling), and an MBA from Harvard Business School (where I learned about investing, especially what not to do). My first career was in transportation (through 1991), where I learned aspects of a people-oriented, service business. Investing has been my hobby since 1985 and my profession since founding Bridgeway in 1993. I love this business, love helping people achieve their financial goals, and love working with the people at Bridgeway. I work at an extraordinary place with some extraordinarily talented and dedicated people. I can't believe anyone pays me to have this much joy. However, work is my third priority. One of my life goals is to be donating $100 million per year when I retire (maybe in two decades?). (The adviser donated about $1 million in the last year; we have a long way to go.) I also plan to run a marathon and celebrate a 50th wedding anniversary. (I currently only run three miles regularly, but last month I celebrated 25 years of marriage to a wonderful woman.) I have been portfolio manager of this portfolio since inception five years ago. This is a year longer than the average tenure of a fund manager. Since I am a majority owner of the adviser to the Portfolio, since Bridgeway would appear to be my only "shot" at achieving my giving goal, and since I'm having a great time (the current bear market notwithstanding), it seems extremely unlikely that I would move on to another investment firm.

While I am listed as the portfolio manager, there is really a team of people backing up the operations of Bridgeway Fund. Elena Khoziaeva has a particularly strong role in the maintenance of this Portfolio, especially keeping the Portfolio characteristics similar to that of the CRSP Index of ultra-small companies. Last year we started an employee stock ownership plan (ESOP) to give everyone who works on your Portfolio a financial interest in our success. The ESOP is just one of the things we're doing to encourage the longevity of our staff.

Question 6. What does it cost?

Bridgeway is fully "no-load," which means you pay no sales charges or "loads" of any kind to purchase or own this Portfolio. You can also purchase and sell our Portfolio without any fees, but many (not all) mutual fund marketplaces do charge their own fees. We are not available on a "no-transaction fee basis" at most fund marketplaces because we think this arrangement is ultimately more expensive for long-term shareholders.

A second category of expenses are operating expenses. Our expense ratio (after fee waivers) was 0.75% last fiscal year, which means that the daily net asset value reflects an adjustment of 0.75% of your investment to cover expenses like Bridgeway Capital Management's management fee, U.S. Bank's custodian fee, PricewaterhouseCoopers' audit fee, expenses to print and mail this letter, accounting expenses, and other miscellaneous expenses. According to Morningstar, the average micro-cap fund has an expense ratio of about 2.13% and the average fund with a median market cap less than $200 million (something closer to our size companies), has an even higher one. The average small-cap index fund has an expense ratio of 0.81%, but there are really no good peer comparisons, since there are no non-Bridgeway retail funds invested in companies anything like ultra-small in size.

Another expense item that is not included in the expense ratio calculation is the cost incurred in purchasing securities, or trading costs. We believe trading costs are as big a deal as the expense ratio. Since the average spread of ultra-small stocks (the difference between what it costs to buy and sell a stock) is about 5%, it is particularly important for this Portfolio. Because transaction costs are excluded from the expense ratio, they are much more difficult to track, so almost no one pays attention to them. There are two ways to keep trading costs down. One is to trade infrequently. The other is to work hard to minimize the cost per trade. Both of these come into play with this portfolio.

The Worst Thing that Happened at Bridgeway in Fiscal Year 2002

TRANSLATION: The worst thing that happened at Bridgeway over the last year was a trading error.

Highlighting the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not revealed and acknowledged. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

A trading error was at the head of the list of what didn't go well in the last year. One of our traders did not follow our internal procedure and misread a ticker symbol as he was placing a large order with a broker for another Bridgeway portfolio. When the error was discovered at the end of the day, we "unwound" the trade on the following day, at the adviser's expense. The process cost the adviser about $175,000 - approximately half of one month's management fee from that Portfolio. (In accordance with Murphy's Law, errors of this type will almost always have a negative rather than positive result.) Within hours of the error, we formed a committee including our most experienced trader, our compliance officer, a highly analytical representative of the investment management area, and myself to examine the sources of the error and to put preventative measures in place. Naturally, we would prefer that the error had not occurred; however, we now have better procedures, additional trading staff, and a stronger commitment to zero trading errors.

One remarkable aspect of the trading error demonstrates a practice that we consider a strength at Bridgeway. In many, probably most, investment advisory firms, the error would have been hidden. Management, the Board, shareholders, and regulators would never have learned about it. It would have been covered up and, I believe, ultimately the shareholders would have paid for it through lower performance. In our case, the shareholders were not disadvantaged, and we used it as a way to become stronger and more effective.

Pushing for Higher Standards

Recent articles have highlighted the efforts of some very high profile people in the mutual fund industry, notably John Bogle, Bill Miller, and William Gross, to become more active in pushing public companies toward better corporate governance, more disclosure, and especially more realistic pay packages for executives. One Bridgeway shareholder encouraged Bridgeway to come out in support of these efforts, which I am hereby doing.

Conclusion

As always, we appreciate your feedback. Your comments about our shareholder letters have been particularly gratifying. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas (both favorable and critical) coming.

Sincerely,

John Montgomery

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2002


     Industry  Company                                             Shares            Value
     --------  -------                                             ------            -----

Common Stock - 96.7%
     Aerospace/Defense - 0.5%
               Aerosonic Corp *                                     4,050       $   96,269
               EDO Corp                                             3,700          105,450
               SIFCO Industries Inc *                              22,900          117,935
               Titan Corp *                                         2,832           51,797
                                                                                ----------
                                                                                   371,451
     Apparel - 1.8%
               Ashworth Inc *                                      40,100          361,301
               Haggar Corp                                         20,750          333,038
               Jones Apparel Group Inc *                              197            7,388
               Perry Ellis International Inc *                     24,100          366,561
               RG Barry Corp *                                     32,000          168,960
               Steven Madden Ltd *                                    700           13,880
                                                                                ----------
                                                                                 1,251,128
     Auto Parts & Equipment - 0.6%
               R&B Inc *                                           38,157          330,249
               Raytech Corp-Del *                                   3,400           30,770
               Tenneco Automotive Inc *                             7,500           49,500
                                                                                ----------
                                                                                   410,519
     Banks - 11.4%
               Abigail Adams National Bancorp                      12,400          173,972
               AmericanWest Bancorp *                               8,295          107,835
               Bancorp Connecticut Inc                              3,840          107,750
               Bancorp Rhode Island Inc                            18,928          428,785
               Bank of the Ozarks Inc                              20,400          455,736
               Bryn Mawr Bank Corp                                    230            9,269
               Capital Crossing Bank *                             16,600          372,670
               Cascade Bancorp                                        720           12,960
               Cass Information Systems Inc                        10,500          261,450
               Central Bancorp Inc                                  7,900          235,815
               City National Corp                                     599           32,192
               CoBiz Inc                                              600           10,326
               CoVest Bancshares Inc                               18,583          417,374
               Columbia Bancorp                                    13,000          161,317
               Commercial Bankshares Inc                            7,000          192,968
               FNB Corp Inc                                        18,479          323,198
               First Banks America Inc *                              400           15,660
               First Mariner Bancorp Inc *                         33,400          370,773
               First State Bancorporation                           8,500          221,000
               First United Corp                                   15,640          280,738
               Franklin Bank National Assn                         12,655          240,445
               Glacier Bancorp Inc                                    567           13,892
               Greater Bay Bancorp                                    364           11,197
               Greater Community Bancorp                            4,044           64,689
               Gulf West Banks Inc *                                4,000           59,000
               IBERIABANK Corp                                        350           14,189
               Mercantile Bank Corp *                              15,191          307,618
               NSD Bancorp Inc                                      4,355           96,899
               North Valley Bancorp                                11,400          182,400
               Northrim BanCorp Inc                                15,730          225,411
               Oak Hill Financial Inc                              12,952          265,646
               Pacific Mercantile Bancorp *                        29,400          204,330
               Patriot Bank Corp                                   27,000          378,810
               PrivateBancorp Inc                                  12,400          373,860
               Prosperity Bancshares Inc                              800           14,575
               Redwood Empire Bancorp                              10,550          289,070
               SouthTrust Corp                                        468           12,224
               Southside Bancshares Inc                            24,469          391,210
               Western Sierra Bancorp *                            15,960          381,763
               Yardville National Bancorp                           6,200          123,628
                                                                                ----------
                                                                                 7,842,644
     Beverages - 0.9%
               Peet's Coffee & Tea Inc *                           17,400        $ 320,334
               Redhook ALE Brewery Inc *                           28,800           62,882
               Vermont Pure Holdings Ltd *                         48,800          204,960
                                                                                ----------
                                                                                   588,176
     Biotechnology - 1.5%
               Aksys Ltd *                                         32,400          223,560
               Lifecell Corp *                                     98,850          242,183
               Lynx Therapeutics Inc *                             49,025           63,242
               Nanogen Inc *                                       81,500          285,250
               Orchid BioSciences Inc *                            40,000           52,800
               Variagenics Inc *                                  116,900          148,463
                                                                                ----------
                                                                                 1,015,498
     Building Materials - 0.1%
               Aaon Inc *                                             788           14,781
               Craftmade International Inc                          3,678           55,906
                                                                                ----------
                                                                                    70,687
     Chemicals - 1.2%
               Applied Extrusion Technologies Inc/US *             26,399          183,473
               Ethyl Corp *                                       187,000          140,250
               Lesco Inc *                                         34,000          392,360
               Mississippi Chemical Corp *                         65,400           73,248
               Penford Corp                                         3,600           65,160
                                                                                ----------
                                                                                   854,491
     Commercial Services - 4.0%
               ACE Cash Express Inc *                              19,700          196,803
               Cadmus Communications Corp                           9,119          102,315
               Calton Inc *                                        87,550           22,763
               Cornell Cos Inc *                                    4,500           53,325
               Exponent Inc *                                      25,400          327,914
               FTI Consulting Inc *                                 2,700           94,527
               Health Management Systems Inc *                     79,100          249,165
               Healthcare Services Group *                         15,800          244,110
               National Medical Health Card
                  Systems Inc *                                    21,100          199,817
               National Research Corp *                             9,400           66,740
               Opinion Research Corp *                             26,700          156,702
               Precis Inc *                                         5,200           47,060
               Rock of Ages Corp *                                 14,100           99,969
               SFBC International Inc *                             5,880           98,613
               Source Information Mgmt Co *                        42,900          235,950
               Superior Consultant Hldgs *                         33,600          193,200
               Track Data Corp *                                   55,450           66,540
               Versar Inc *                                        21,500           57,405
               Workflow Management Inc *                           68,900          235,018
                                                                                ----------
                                                                                 2,747,936
     Computers - 3.2%
               Ansoft Corp *                                        2,400           14,112
               BindView Development Corp *                         81,100           82,722
               Ciber Inc *                                          2,499           18,116
               Compucom Systems Inc *                               2,900           11,252
               Dataram Corp *                                      10,033           37,624
               Delphax Technologies Inc *                          19,150           84,452
               Drexler Technology Corp *                              500           10,800
               Extended Systems Inc *                              32,400          108,540
               Fidelity National Inf Solutions Inc *               14,800          355,200
               Mitek Systems Inc *                                 70,300           91,383
               OAO Technology Solutions Inc *                      93,000          139,500
               Overland Storage Inc *                               6,800          112,064
               Printronix Inc *                                    19,200          240,000
               Rimage Corp *                                       38,225          301,595
               TechTeam Global Inc *                               39,000          312,000

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2002


     Industry  Company                                             Shares            Value
     --------  -------                                             ------            -----

     Computers, continued
               Tier Technologies Inc *                              3,900       $   69,498
               Tripos Inc *                                         4,300           93,740
               Xanser Corp *                                       54,900           99,918
                                                                                ----------
                                                                                 2,182,516
     Cosmetics/Personal Care - 0.3%
               Chattem Inc *                                        2,900           91,350
               Parlux Fragrances Inc *                             39,400           92,590
                                                                                ----------
                                                                                   183,940
     Distribution/Wholesale - 0.7%
               Advanced Marketing Services                          2,025           37,058
               Ag Services of America Inc *                         8,500          103,870
               Bell Microproducts Inc *                               875            7,044
               Central European Distribution Corp *                17,100          280,782
               Navarre Corp *                                      10,900           19,075
               Nitches Inc                                          2,230           13,469
                                                                                ----------
                                                                                   461,298
     Diversified Financial Services - 1.9%
               American Business Finan'l Svc Inc                   13,700          147,960
               American Home Mortgage
                  Holdings Inc                                      2,500           31,225
               Asta Funding Inc *                                  14,500          192,270
               Hoenig Group Inc *                                  18,400          193,200
               Maxcor Financial Group *                            51,000          298,860
               United PanAm Financial Corp *                       53,100          423,366
                                                                                ----------
                                                                                 1,286,881
     Electric - 0.3%
               Cleco Corp                                           2,700           59,130
               Conectiv                                             1,100           28,391
               Green Mountain Power Corp                            5,500           99,880
                                                                                ----------
                                                                                   187,401
     Electrical Comp & Equipment - 0.4%
               Advanced Lighting
                  Technologies Inc *                               66,006           52,805
               Lamson & Sessions Co *                              44,600          173,940
               Nortech Systems Inc *                                6,200           56,172
                                                                                ----------
                                                                                   282,917
     Electronics - 3.7%
               Advanced Photonix Inc *                            156,350          156,350
               Aehr Test Systems *                                 24,000          131,040
               Axsys Technologies Inc *                            40,800          323,136
               Daktronics Inc *                                     2,000           19,680
               Fargo Electronics Inc *                             42,850          352,227
               Giga-Tronics Inc *                                  41,500           97,525
               Isco Inc                                            13,800          127,512
               OI Corp *                                           35,200          176,000
               OYO Geospace Corp *                                  8,700           87,087
               Recoton Corp *                                       3,300            8,514
               Reptron Electronics Inc *                           35,900           59,235
               Signal Technology Corp *                            36,800          345,552
               Sonic Solutions Inc *                               33,000          262,317
               Taser International Inc *                           10,400          124,800
               Vicon Industries Inc *                              23,200           85,840
               Viisage Technology Inc *                            38,500          189,420
               Xetel Corp *                                        12,400            3,472
                                                                                ----------
                                                                                 2,549,707
     Engineering & Construction - 1.0%
               Keith Cos Inc *                                     22,500          342,450
               Layne Christensen Co *                              20,600          190,550
               Perini Corp *                                        5,500           22,000
               U S Laboratories Inc *                              11,000          143,000
                                                                                ----------
                                                                                   698,000
     Entertainment - 0.3%
               Integrity Media Inc *                               26,820        $ 181,035

     Environmental Control - 1.3%
               Clean Harbors Inc *                                  2,700           31,752
               Gundle/Slt Environmental Inc *                      46,800          343,980
               Imco Recycling Inc *                                28,000          275,800
               TRC Cos Inc *                                          750           15,413
               US Liquids Inc *                                    22,200           65,490
               Waste Industries USA Inc *                          19,400          138,322
                                                                                ----------
                                                                                   870,757
     Food - 1.9%
               Green Mountain Coffee Inc *                          1,400           29,694
               Horizon Organic Holding Corp *                       8,000          140,960
               John B. Sanfilippo & Son *                          35,150          245,699
               Monterey Pasta Co *                                 36,700          346,081
               Penn Traffic Co *                                    8,125           81,250
               Rocky Mountain Choc Fact Inc *                      25,600          270,003
               Village Super Market *                               7,400          222,000
                                                                                ----------
                                                                                 1,335,687
     Gas - 0.7%
               Chesapeake Utilities Corp                            3,600           68,436
               Delta Natural Gas Co Inc                             5,040          109,418
               Oneok Inc                                           12,600          276,570
                                                                                ----------
                                                                                   454,424
     Hand/Machine Tools - 0.0%
               P&F Industries *                                     1,250            8,588

     Healthcare-Products - 6.7%
               Abaxis Inc *                                        51,900          226,284
               Atrion Corp *                                        8,200          228,042
               Bioanalytical Systems Inc *                         50,900          262,135
               Criticare Systems Inc *                             18,800           75,200
               Endocardial Solutions Inc *                         38,700          293,733
               Endologix Inc *                                     73,200           68,808
               Fischer Imaging Corp *                              23,900          203,274
               HealthTronics Surgical Svc Inc *                    28,650          501,089
               LCA-Vision Inc *                                   137,700          144,530
               Lifecore Biomedical Inc *                            5,800           65,772
               Medamicus Inc *                                     19,300          155,365
               Merit Medical Systems Inc *                          9,844          203,077
               NMT Medical Inc *                                   15,300           97,614
               North American Scientific Inc *                      6,700           68,474
               Orthologic Corp *                                    2,000           11,060
               Osteotech Inc *                                      8,300           61,337
               Rehabilicare Inc *                                  11,700           56,160
               Respironics Inc *                                    8,334          283,789
               Rita Medical Systems Inc *                          48,300          488,796
               SRI/Surgical Express Inc *                           6,600           82,368
               Sonic Innovations Inc *                             40,500          286,335
               Synovis Life Technologies Inc *                     29,300          219,604
               Urologix Inc *                                       1,300           16,627
               Utah Medical Products Inc *                         18,600          295,182
               Vital Images Inc *                                  31,100          202,150
                                                                                ----------
                                                                                 4,596,805
     Healthcare-Services - 2.5%
               Air Methods Corp *                                  42,100          379,742
               Almost Family Inc *                                 10,200          118,524
               Amedisys Inc *                                       7,000           72,205
               Amsurg Corp *                                          800           21,008
               Chronimed Inc *                                     28,500          145,065
               Five Star Quality Care Inc *                        16,100           89,999

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2002


Industry  Company                                   Shares        Value
--------  -------                                   -------     ----------
Healthcare-Services, continued
          Horizon Health Corp *                      14,900     $  293,530
          Novamed Eyecare Inc *                      64,300         46,939
          Option Care Inc *                           4,875         66,983
          Orthodontic Centers Of America *            1,586         36,556
          Ramsay Youth Services Inc *                22,100         99,450
          Trover Solutions Inc *                     47,500        280,250
          UnitedHealth Group Inc                        634         58,043
                                                                ----------
                                                                 1,708,294
Home Builders - 0.9%
          Dominion Homes Inc *                       17,350        350,991
          Hovnanian Enterprises Inc *                   411         14,747
          Meritage Corp *                               900         41,085
          Nobility Homes Inc *                       11,300        101,474
          Orleans Homebuilders Inc *                 11,400         97,470
          Technical Olympic USA Inc *                   750         11,903
                                                                ----------
                                                                   617,670
Home Furnishings - 1.0%
          Cobra Electronics Corp *                   16,800        138,600
          Flexsteel Industries                       15,200        227,848
          Koss Corp                                   4,138         69,312
          Rowe Cos *                                 36,200        104,980
          Royal Appliance Manufacturing Co*          24,400        157,380
                                                                ----------
                                                                   698,120
Household Products/Wares - 0.6%
          CNS Inc *                                  63,100        378,600
          Nashua Corp *                               6,200         44,020
                                                                ----------
                                                                   422,620
Housewares - 0.4%
          Enesco Group Inc *                         29,800        260,452

Insurance - 1.9%
          AON Corp                                      436         12,853
          American National Financial Inc            32,200        498,456
          Danielson Holdings Corp *                  45,360        223,171
          Donegal Group Inc - Class A                13,102        135,213
          Donegal Group Inc - Class B                     1             10
          Merchants Group Inc                         7,600        185,060
          Penn Treaty American Corp *                63,800        287,100
                                                                ----------
                                                                 1,341,863
Internet - 5.9%
          Ask Jeeves *                              182,600        188,078
          Carescience Inc *                          37,800         47,212
          Drugstore.Com *                            23,200         62,408
          E-Loan Inc *                              145,210        159,731
          FindWhat.com *                             25,700        137,495
          Firepond Inc *                             88,475         30,082
          Harris Interactive Inc *                   70,300        236,911
          Lante Corp *                              198,000        120,780
          Liquid Audio *                            112,600        275,870
          Marketwatch.com Inc *                      86,600        407,020
          Modem Media Inc *                          21,400         77,040
          Net Perceptions Inc *                      70,400         78,144
          Onesource Information Service *            25,200        168,840
          Quotesmith.com Inc *                       30,400         86,366
          Quovadx Inc *                               1,063          6,673
          ScreamingMedia Inc *                      182,600        286,682
          Sina.com *                                 33,900         59,325
          Softnet Systems Inc *                     103,900        191,176
          TheStreet.com Inc *                       123,500        281,580
          United Online Inc *                         9,353        112,423
          Valueclick Inc *                           38,914        126,081
          Via Net.Works Inc *                       251,000        208,330

Internet, continued
          Vicinity Corp *                           169,300     $  338,600
          barnesandnoble.com inc *                   85,400         80,276
          ePlus Inc *                                42,000        292,740
                                                                ----------
                                                                 4,059,863
Iron/Steel - 0.9%
          Olympic Steel Inc *                        37,530        225,180
          Oregon Steel Mills Inc *                    5,900         35,400
          Steel Technologies Inc                     29,600        390,128
                                                                ----------
                                                                   650,708
Leisure Time - 0.7%
          Johnson Outdoors Inc *                     29,650        499,010
          Navigant International Inc *                  800         12,376
                                                                ----------
                                                                   511,386
Lodging - 0.1%
          Trump Hotels & Casino Resorts Inc*         31,200         67,080

Machinery-Diversified - 0.4%
          Minuteman International Inc                 5,500         53,524
          Quipp Inc *                                17,800        235,316
                                                                ----------
                                                                   288,840
Media - 0.2%
          Point.360 *                                62,200        146,108

Metal Fabricate/Hardware - 0.4%
          Hawk Corp *                                19,100         67,805
          Northwest Pipe Co *                         8,200        191,962
          Webco Industries Inc *                      4,700         18,377
                                                                ----------
                                                                   278,144
Mining - 0.6%
          Echo Bay Mines Ltd *                      367,300        422,395

Misc Manufacturing - 1.2%
          American Locker Group Inc *                 1,730         24,220
          Ceradyne Inc *                              3,900         29,211
          PW Eagle Inc *                             23,500        149,225
          Peerless Manufacturing Co *                10,900        185,288
          Raven Industries Inc                        8,900        240,300
          Summa Industries Inc *                     20,450        199,388
                                                                ----------
                                                                   827,632
Office/Business Equip - 0.0%
          General Binding Corp *                      1,100         18,403

Oil & Gas - 2.5%
          Adams Resources & Energy Inc                6,800         41,616
          Brigham Exploration Co *                   55,100        234,175
          Castle Energy Corp                          7,650         50,796
          Clayton Williams Energy Inc *               4,500         52,200
          Edge Petroleum Corp *                      32,050        172,717
          Harvest Natural Resources Inc *            95,900        479,500
          Howell Corp                                19,122        254,323
          Maynard Oil Co *                              750         12,645
          Petrocorp Inc *                             6,100         58,499
          Petroleum Development Corp *                8,600         50,912
          Remington Oil & Gas Corp *                  1,400         27,888
          Royale Energy Inc *                        26,370        156,611
          Wilshire Oil Of Texas *                    27,300         96,096
                                                                ----------
                                                                 1,687,978
Oil & Gas Services - 0.9%
          Dawson Geophysical Co *                    11,200         82,880
          Infinity Inc *                             13,000        111,137
          Matrix Service Co *                        35,500        302,460
          Torch Offshore Inc *                       19,250        138,600
                                                                ----------
                                                                   635,077

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2002


Industry  Company                                     Shares        Value
--------  -------                                     -------     ----------
Packaging & Containers - 0.5%
          BWAY Corp *                                  22,400     $  357,280

Pharmaceuticals - 2.5%
          Bradley Pharmaceuticals *                     7,400         98,420
          D&K Healthcare Resources Inc                  2,230         78,630
          HealthExtras Inc *                           21,900        111,033
          Heska Corp *                                 95,700         46,931
          Hi-Tech Pharmacal Co Inc *                   36,300        362,964
          Intrabiotics Pharmaceuticals Inc *           49,100         63,830
          Meridian Medical Technologies Inc*           12,675        457,568
          Neogen Corp *                                22,000        299,286
          Valentis Inc *                              156,600        209,844
                                                                  ----------
                                                                   1,728,506
Real Estate - 0.3%
          DeWolfe Cos Inc *                            17,850        185,640

Retail - 6.1%
          AC Moore Arts & Crafts Inc *                  3,700        175,195
          America's Car Mart Inc *                     28,000        385,560
          Benihana Inc *                                  200          3,700
          Blue Rhino Corp *                            37,000        517,630
          Bombay Co Inc *                              57,300        257,277
          Calloway's Nursery Inc *                     25,300         26,565
          Christopher & Banks Corp *                      900         38,070
          First Cash Financial Services Inc *          28,652        262,452
          Friedman's Inc                                  900         11,699
          Friendly Ice Cream Corp *                    18,800        143,820
          Frisch's Restaurants Inc                     13,300        262,675
          Gart Sports Co *                              1,650         47,009
          JOS A Bank Clothiers Inc *                   21,400        381,327
          Mothers Work Inc *                           13,400        526,620
          Movie Gallery Inc *                           6,975        147,312
          PC Mall Inc *                                62,400        237,120
          Rubio's Restaurants Inc *                    50,275        449,006
          Rush Enterprises Inc *                       11,500        121,325
          Smith & Wollensky Restaurant
             Group Inc *                               21,100        119,426
          Wilsons The Leather Experts *                   750         10,500
          Zones Inc *                                  60,000         84,060
                                                                  ----------
                                                                   4,208,348
Savings & Loans - 7.9%
          Abington Bancorp Inc                         18,100        361,819
          Bay State Bancorp Inc                         6,100        311,100
          BostonFed Bancorp Inc                           400         12,840
          Camco Financial Corp                         14,800        208,680
          Citizens First Financial Corp                 5,400        101,088
          Coastal Bancorp Inc                             300          9,528
          Cooperative Bankshares Inc                    1,400         19,950
          Equitable Bank *                              1,300         35,048
          EverTrust Financial Group Inc                 5,050         90,905
          FSF Financial Corp                            4,250         96,730
          Fidelity Bancorp Inc                         11,850        255,368
          Finger Lakes Bancorp Inc                     18,800        241,392
          First SecurityFed Financial Inc               7,400        161,394
          FloridaFirst Bancorp Inc                      3,000         58,530
          Guaranty Federal Bancshares Inc               3,200         44,352
          HMN Financial Inc                            11,600        221,200
          Heritage Financial Corp                       6,100         97,539
          Home Federal Bancorp                          1,000         23,100
          IPSWICH Bancshares Inc                        8,100        165,402
          Itla Capital Corp *                             400         11,876
          Jacksonville Bancorp Inc                      8,700        218,370

Savings & Loans, continued
          Lincoln Bancorp                              16,800     $  289,800
          Monterey Bay Bancorp Inc *                    4,300         77,400
          MutualFirst Financial Inc                     3,100         59,148
          NewMil Bancorp Inc                            5,200        104,208
          North Central Bancshares Inc                  6,150        173,492
          Northeast Bancorp                             4,700         68,150
          Oregon Trail Financial Corp                   4,300         81,270
          PVF Capital Corp                              8,055         96,579
          Provident Financial Hldgs *                   7,800        262,080
          Pulaski Financial Corp                        8,831        171,321
          Riverview Bancorp Inc                        25,800        361,200
          Sterling Financial Corp *                       666         13,550
          Teche Holding Co                             11,400        285,000
          Thistle Group Holdings Co                     8,900        100,837
          Timberland Bancorp Inc                       12,200        195,200
          Warren Bancorp Inc                           19,600        233,632
          Warwick Community Bancorp Inc                 3,200         96,128
          Washington Savings Bank FSB                   2,900         24,650
                                                                  ----------
                                                                   5,439,856
Semiconductors - 0.7%
          ALL American Semiconductor *                 13,200         37,488
          Aetrium Inc *                                26,800         33,500
          Amtech Systems Inc *                         11,900         63,534
          Diodes Inc *                                  6,600         56,298
          Metron Technology *                          29,568        253,398
          SEMX Corp *                                  41,100         24,660
                                                                  ----------
                                                                     468,878
Software - 4.1%
          Acclaim Entertainment Inc *                  15,000         52,950
          CAM Commerce Solutions Inc *                 40,100        145,563
          Concerto Software Inc *                       9,200         57,960
          Concur Technologies Inc *                    64,700        181,160
          DocuCorp International Inc *                 51,000        521,730
          Document Sciences Corp *                      8,788         19,861
          EPIQ Systems Inc *                              900         15,318
          Group 1 Software Inc *                       13,800        191,130
          HTE Inc *                                    49,500        234,581
          Made2Manage Systems Inc *                    16,800         78,960
          Moldflow Corp *                               2,800         22,064
          PLATO Learning Inc *                          1,333         13,157
          Pervasive Software Inc *                    100,200        392,784
          Prophet 21 Inc *                             23,300        279,134
          QAD Inc *                                    15,750         44,888
          Quality Systems Inc *                        23,000        387,550
          Resonate Inc *                               30,700         61,339
          Timberline Software Corp                     28,495        155,013
                                                                  ----------
                                                                   2,855,142
Telecommunications - 5.2%
          ACT Teleconferencing Inc *                   75,400        218,660
          Bogen Communications International *         76,600        294,910
          California Amplifier Inc *                   60,900        289,275
          ClearOne Communications Inc *                 3,300         48,609
          Comarco Inc *                                 9,800         77,224
          Communications Systems Inc *                  7,000         43,750
          Forgent Networks Inc *                       19,500         97,500
          Glenayre Technologies Inc *                 173,800        217,076
          Globecomm Systems Inc *                      46,800        191,412
          MCK Communications Inc *                     62,800         66,568
          Network Equipment
             Technologies Inc *                         3,500         15,050
          Norstan Inc *                                20,700         82,800
          Optical Cable Corp *                        117,000         63,180

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                  June 30, 2002


     Industry  Company                                                Shares         Value
     --------  -------                                               --------     -----------
     Telecommunications, continued
               Paradyne Networks Corp *                               150,300     $   595,188
               Performance Technologies Inc *                          30,850         204,536
               RMH Teleservices Inc *                                   4,900          33,663
               SafeNet Inc *                                           27,100         377,774
               Superior Telecom Inc *                                 186,300          83,835
               Tessco Technologies Inc *                               27,900         273,420
               Vyyo Inc *                                              36,100          30,324
               Warwick Valley Telephone Co                              1,800         109,350
               Wireless Telecom Group Inc                              16,200          34,830
               XETA Technologies Inc *                                 28,200         101,495
                                                                                  -----------
                                                                                    3,550,429
     Textiles - 1.1%


               Culp Inc *                                              44,000         708,840
               Quaker Fabric Corp *                                     4,800          74,395
                                                                                  -----------
                                                                                      783,235


     Toys/Games/Hobbies - 0.5%
               Department 56 *                                          2,700          43,956
               Racing Champions Ertl Corp *                            15,700         278,518
                                                                                  -----------
                                                                                      322,474
     Transportation - 1.6%


               Celadon Group Inc *                                     26,900         343,244
               Forward Air Corp *                                         300           9,834
               HUB Group Inc *                                         14,900         137,825
               Landair Corp *                                          20,800         336,960
               PAM Transportation Services *                            3,400          81,668
               Union Pacific Corp                                       2,600         164,528
                                                                                  -----------
                                                                                    1,074,059
     Trucking & Leasing - 0.3%
               Greenbrier Cos Inc *                                    26,500         193,450

    Water - 0.4%
              Pennichuck Corp                                           6,267     $   181,106
              York Water Co                                             6,100         100,650
                                                                                  -----------
                                                                                      281,756
                                                                                  -----------

    Total Common Stock (Identified Cost $56,770,393)                              $66,524,172

Short-term Investments - 3.1%
    Money Market Funds - 3.1%
              Firstar U S Treasury Money Market
                 Fund Institutional                                 2,162,368       2,162,368
                                                                                  -----------

    Total Short-term Investments (Identified Cost $2,162,368)                     $ 2,162,368
                                                                                  -----------
Total Investments - 99.8%                                                         $68,686,540


Other Assets and Liabilities, net - 0.2%                                              137,119
                                                                                  -----------

Total Net Assets - 100.0%                                                         $68,823,659
                                                                                  ===========

* Non-income producing security as no dividends were paid during the period from July 1, 2001 to June 30, 2002.

** The aggregate identified cost on a tax basis is $58,981,964. Gross unrealized appreciation and depreciation were $14,012,522 and $4,258,743, respectively, or unrealized appreciation of $9,753,779.

See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                              As of June 30, 2002

Assets:
  Investments at value (cost - $58,932,761)                                                           $68,686,540
  Receivable for shares sold                                                                              855,400
  Receivable for investments sold                                                                          48,630
  Receivable for dividends                                                                                 27,148
  Receivable for interest                                                                                     728
------------------------------------------------------------------------------------------------------------------
        Total assets                                                                                   69,618,446
------------------------------------------------------------------------------------------------------------------

Liabilities:
  Bank overdraft                                                                                          759,607
  Payable for shares redeemed                                                                               4,825
  Payable for management fee and other expenses                                                            30,355
------------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                                 794,787
------------------------------------------------------------------------------------------------------------------
  Net assets ( 7,907,216 shares outstanding)                                                          $68,823,659
==================================================================================================================
  Net asset value, offering and redemption price per share ($68,823,659 / 7,907,216)                        $8.70
==================================================================================================================

Net assets represent:
  Paid-in capital                                                                                     $63,063,595
  Undistributed net realized loss                                                                      (3,993,715)
  Net unrealized appreciation of investments                                                            9,753,779
------------------------------------------------------------------------------------------------------------------
  Net assets                                                                                          $68,823,659
==================================================================================================================

See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2002

INVESTMENT INCOME:
      Dividends                                             $   200,272
      Interest                                                   68,203
                                                            -----------
            Total income                                        268,475

EXPENSES:
      Management fees                                           190,629
      Accounting fees                                            80,259
      Audit fees                                                 21,362
      Custody                                                    74,725
      Amortization of organization costs                            980
      Insurance                                                     466
      Legal                                                       2,837
      Registration fees                                          12,071
      Directors' fees                                             1,132
      Miscellaneous                                                  42
                                                            -----------
            Total expenses                                      384,503
      Less fees waived                                          (98,558)
                                                            -----------
            Net expenses                                        285,945
                                                            -----------

NET INVESTMENT LOSS                                             (17,470)
                                                            -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments                       (1,602,522)
      Net change in unrealized appreciation                   8,280,126
                                                            -----------
      Net realized and unrealized gain                        6,677,604
                                                            -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ 6,660,134
                                                            ===========

See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year ended         Year ended
INCREASE (DECREASE) IN NET ASSETS:                              June 30, 2002      June 30, 2001
OPERATIONS:
      Net investment income (loss)                              $     (17,470)     $      40,226
      Net realized loss on investments                             (1,602,522)          (587,874)
      Net change in unrealized appreciation                         8,280,126          1,045,535
                                                                -------------      -------------
          Net increase resulting from operations                    6,660,134            497,887
                                                                -------------      -------------
      Distributions to shareholders:
          From net investment income                                  (31,334)           (20,254)
          From realized gains on investments                                0                  0
                                                                -------------      -------------
            Total distributions to shareholders                       (31,334)           (20,254)
      Tax return of capital distributions                             (14,347)                 0
                                                                -------------      -------------
            Total distributions                                       (45,681)                 0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                117,021,455         25,207,588
      Reinvestment of dividends                                        44,468             19,532
      Cost of shares redeemed                                     (63,934,732)       (19,012,495)
                                                                -------------      -------------
          Net increase from Fund share transactions                53,131,191          6,214,625
                                                                -------------      -------------
          Net increase in net assets                               59,745,644          6,692,258

NET ASSETS:
      Beginning of period                                           9,078,015          2,385,757
                                                                -------------      -------------
      End of period (including undistributed net investment
           income of $31,334 on June 30, 2001)                  $  68,823,659      $   9,078,015
                                                                =============      =============


Number of Fund shares:
      Sold                                                         14,261,527          3,586,510
      Issued on dividends reinvested                                    5,723              3,066
      Redeemed                                                     (7,617,069)        (2,692,930)
                                                                -------------      -------------
          Net increase                                              6,650,181            896,646
      Outstanding at beginning of period                            1,257,035            360,389
                                                                -------------      -------------
      Outstanding at end of period                                  7,907,216          1,257,035
                                                                =============      =============

See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                   Year ended     Year ended      Year ended      Year ended     July 31, 1997* to
                                                 June 30, 2002   June 30, 2001   June 30, 2000   June 30, 1999     June 30, 1998
PER SHARE DATA
      Net asset value, beginning of period       $        7.22   $        6.62   $        4.96   $        5.69   $            5.00
                                                 -------------   -------------   -------------   -------------   -----------------
      Income (loss) from investment operations:
          Net investment income (loss)                    0.00            0.05            0.03           (0.02)              (0.02)
          Net realized and unrealized gain (loss)         1.49            0.59            1.63           (0.71)               0.71
                                                 -------------   -------------   -------------   -------------   -----------------
               Total from investment operations           1.49            0.64            1.66           (0.73)               0.69
                                                 -------------   -------------   -------------   -------------   -----------------
      Less distributions to shareholders:
          Net investment income                          (0.01)          (0.04)           0.00            0.00                0.00
          Net realized gains                              0.00            0.00            0.00            0.00                0.00
      Less tax return of capital distributions            0.00            0.00            0.00            0.00                0.00
                                                 -------------   -------------   -------------   -------------   -----------------
               Total distributions                       (0.01)          (0.04)           0.00            0.00                0.00
                                                 -------------   -------------   -------------   -------------   -----------------
      Net asset value, end of period             $        8.70   $        7.22   $        6.62   $        4.96   $            5.69
                                                 =============   =============   =============   =============   =================

TOTAL RETURN [1]                                          20.7%            9.8%           33.5%          (12.8)               13.8%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                  $  68,823,659   $   9,078,015   $   2,385,757   $   1,586,165   $       1,529,297
      Ratios to average net assets: [2]
          Expenses after waivers
               and reimbursements                         0.75%           0.75%           0.75%          0.75%                0.75%
          Expenses before waivers
               and reimbursements                         1.01%           1.61%           1.94%          2.43%                1.74%
          Net investment income (loss)
              after waivers
              and reimbursements                         (0.05)%          0.77%           0.53%         (0.51)%              (0.38)%

      Portfolio turnover rate [2]                         55.8%          215.0%           39.5%          48.3%                61.7%

[1] Not annualized.
[2] Annualized.
*  July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is adviser to the
       Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser a total fee which is computed and paid monthly.

       The Portfolio pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Small Company Tax Advantage Portfolio for any operating expenses above 0.75%. To achieve this expense level the Adviser has waived $98,558 of the management fees for the year ended June 30, 2002. The Adviser expects to continue this voluntary level of reimbursement, in the foreseeable future.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


6.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities other than cash equivalents were $71,128,365 and $19,450,209, respectively, for the year ended June 30, 2002.

7.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:

                   Aggregate unrealized gain                                             $ 14,012,522
                   Aggregate unrealized loss                                                4,258,743
                   Net gain (loss)                                                          9,753,779
                   Cost of investments                                                     58,981,964
                   Capital loss carryover *                                                 1,076,366
                   Post October 31, 2001 Capital Loss Deferral                              2,868,146

       *    Expires 2007 and 2010

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

              Distributable Earnings
                    Ordinary income                                                   $            0
                    Long-term gains (capital losses)                                      (1,076,366)
                    Unrealized appreciation(depreciation)                                  9,753,779

              Tax Distributions
                    Ordinary income                                                   $       31,334
                    Long-term capital gains                                                        0
                    Return of capital                                                         14,347

       During the year ended June 30, 2002, the Fund paid a dividend from net investment income of $0.0118 per share to shareholders of record.

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


7.     Federal Income Taxes, Continued:

       Permanent differences in the character of income and distributions in financial statements and tax basis have been reclassified from undistributed net realized gain to paid-in capital. During the year ended June 30, 2002, $17,470 was reclassified from undistributed net investment income to paid-in capital and $1,354,548 of redemptions in kind was reclassified from paid-in capital to undistributed net realized gain.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Small Company Tax Advantage Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra- Small Company Tax Advantage Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



September 16, 2002
Houston, Texas

[BRIDGEWAY FUNDS LOGO]



September 12, 2002                             June 2002 Quarter - Annual Report


Dear Fellow Micro-Cap Limited Shareholder,

Our Portfolio was up 2.7% in the June quarter, versus negative returns for each of our performance benchmarks. I am thrilled. For our full fiscal year, we were up 9.0%, again beating each of our performance benchmarks.

According to data from Morningstar, the Micro-Cap Limited Portfolio ranked 7th of 967 small cap funds for the quarter, 104th of 896 for the last twelve months, and 11th of 680 over the last three years. I am proud to announce that Barron's named Bridgeway Micro-Cap Limited Portfolio the 5th best of 3,000 mutual funds in its July 29 edition. Bridgeway Aggressive Investors 1 ranked #24.

Not to rain on our parade, we should keep longer-term trends in mind. I do not expect our Portfolio to be up in most bear markets. Micro-cap stocks tend to be more volatile in a down market.

Performance Summary

TRANSLATION: We beat each of our performance benchmarks over the last quarter, year, and since inception. Over the full four-year period since inception, we've beaten each of our benchmarks by at least 16% a year, on an annualized basis. I'm particularly pleased to have "cushioned the blow" of the recent quarter market decline.

The table below presents our June quarter, one-year, and life-to-date financial results according to the formula required by the SEC.

                                                    June Qtr.          1 Year      Life-to-Date
                                                      4/1/02           7/1/01       7/1/98 to
                                                  to 6/30/02(4)      to 6/30/02    to 6/30/02(5)
                                                  -------------      ----------    -------------

         Micro-Cap Limited Portfolio                   2.7%               9.0%         24.4%
         Lipper Small-Cap Stock Funds(1)              -9.4%             -15.0%          0.5%
         Russell 2000 (small stocks)(2)               -8.4%              -8.6%          1.6%
         CRSP Cap-Based Portfolio 9 Index(3)          -3.1%               3.1%          8.4%

       (1)The Lipper Small Cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc. (2)The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. (3)The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 701 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. (4)Periods less than one year are not annualized.
       (5)Periods longer than one year are annualized. Past performance does not guarantee future returns.


      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 6/30/98 TO 6/30/02]

Fund/Index Name                            Total Value
------------------------------------------------------
Bridgeway Micro-Cap Limited Portfolio          $23,936
CRSP Cap-based Portfolio 9 Index               $13,817
Russell 2000 Index                             $10,667
Lipper Small-Cap Stock Funds                   $10,202

                                        6/30/98       9/30/98       12/31/98       3/31/99          6/30/99
Micro-Cap Limited                     10,000.00      7,600.00      10,760.00      9,400.00        12,760.00
Lipper Small Co. Funds                10,000.00      7,860.49       9,314.17      8,874.29        10,192.06
Russell 2000 (small grwth stocks)     10,000.00      7,985.44       9,287.77      8,783.97        10,150.02
CRSP Cap-Based Portfolio 9            10,000.00      7,644.66       9,096.70      8,629.45        10,261.24

                                        9/30/99      12/21/99        3/31/00       6/30/00          9/29/00
Micro-Cap Limited                     12,320.00     16,091.18      16,279.25     16,425.53        18,285.42
Lipper Small Co. Funds                 9,966.09     13,183.13      14,658.81     13,786.31        14,250.51
Russell 2000 (small grwth stocks)      9,508.25     11,262.04      12,059.82     11,603.99        11,732.28
CRSP Cap-Based Portfolio 9            10,000.00      7,644.66       9,096.70      8,629.45        10,261.24

                                       12/29/00       3/30/01        6/30/01       9/30/01         12/31/01
Micro-Cap Limited                     17,060.33     17,370.12      21,950.52     18,454.36        22,212.62
Lipper Small Co. Funds                12,314.59     10,462.78      12,007.61      9,338.37        11,166.94
Russell 2000 (small grwth stocks)     10,921.81     10,211.31      11,670.30      9,244.13        11,193.31
CRSP Cap-Based Portfolio 9            10,640.62     10,878.96      13,395.08     10,781.32        14,010.58

                                        3/31/02       6/30/02
Micro-Cap Limited                     23,306.95     23,935.61
Lipper Small Co. Funds                11,263.42     10,202.45
Russell 2000 (small grwth stocks)     11,639.22     10,667.08
CRSP Cap-Based Portfolio 9            14,262.10     13,816.92

Detailed Explanation of Fiscal Year Performance

TRANSLATION: Most technology stocks tanked. Some retail stores and homebuilders soared. Fortunately, we owned more of the latter than the former. Micro-cap stocks seemed to be one of the few places for investors to "hide out" during the June quarter bear market.

Amid the backdrop of September 11th, dashed hopes for a quick economic recovery, mixed messages from new economic data and forecasts, mediocre earnings results and waning investor confidence resulting from the disclosure of accounting improprieties, most major market indexes were down over the last year. Micro-cap stocks (as represented by the CRSP 9 Index) were up a slight 3.1%. Our Portfolio was up even more, to close the year with an increase of 9.0%.

Surprisingly, we managed to avoid most of the impact of the continuing "tech wreck." The average technology fund declined about 45% during our fiscal year. Fortunately, a number of our technology holdings did well anyway. A very healthy 32 of our companies appreciated by at least 50%; thirteen of these at least doubled. The best performing stocks for the year:

             Rank   Description                        Industry                            % Gain
             ----   -----------                        --------                            ------

               1    Point.360                          Media                               304.5%
               2    Kaneb Services LLC                 Pipelines                           259.1%
               3    America Service Group Inc.         Healthcare-Services                 213.3%
               4    Ask Jeeves                         Internet                            178.4%
               5    Urban Outfitters Inc.              Retail                              156.0%
               6    Hovnanian Enterprises Inc.         Home Builders                       147.3%
               7    Orleans Homebuilders Inc.          Home Builders                       146.1%
               8    Unify Corp.                        Software                            140.7%
               9    Alliance Gaming Corp.              Entertainment                       123.0%
               10   Mechanical Dynamics Inc.           Software                            120.7%
               11   Marketwatch.com Inc.               Internet                            108.9%
               12   BE Aerospace Inc.                  Aerospace/Defense                   103.3%
               13   Jo-Ann Stores Inc.                 Retail                              100.8%
               14   MIM Corp.                          Pharmaceuticals                      98.6%
               15   CCC Information Services Group     Software                             92.8%
               16   Associated Materials Inc.          Building Materials                   90.4%
               17   Ramsay Youth Services Inc.         Healthcare-Services                  90.2%
               18   Wintrust Financial Corp.           Banks                                89.1%
               19   Resource Bancshares MTG Group      Diversified Financial Services       83.5%
               20   Flir Systems Inc.                  Electronics                          67.7%
               21   Jo-Ann Stores Inc.                 Retail                               67.2%
               22   PC Mall Inc.                       Retail                               63.6%
               23   Chattem Inc.                       Cosmetics/Personal Care              63.3%
               24   Meritage Corp.                     Home Builders                        62.8%
               25   XETA Technologies Inc.             Telecommunications                   60.3%
               26   BTU International Inc.             Semiconductors                       60.0%
               27   Cubic Corp.                        Electronics                          54.8%
               28   Pegasystems Inc.                   Software                             54.5%
               29   Peoples Bancorp Inc.               Banks                                53.2%
               30   Shoe Carnival Inc.                 Retail                               52.6%
               31   M/I Schottenstein Homes Inc.       Home Builders                        50.5%
               32   Landry's Restaurants Inc.          Retail                               50.1%

Of course, not all our stocks were up in the recent market environment. A surprisingly few - five stocks - declined at least 50%:

             Rank   Description                          Industry                         % Loss
             ----   -----------                          --------                         ------

               1    Magellan Health Services             Healthcare-Services               -55.4%
               2    Carreker Corp.                       Computers                         -54.3%
               3    Actrade Financial Technologies Ltd.  Commercial Services               -53.8%
               4    ImageX.com Inc.                      Internet                          -50.8%
               5    Ethyl Corp.                          Chemicals                         -50.0%

Top Ten Holdings

Four of our top ten holdings were retail stores. The consumer cyclical sector (which includes retail stores) comprised our largest sector representation at 34.8%. Technology (including communications) represented only 12%. Here are the top holdings at the end of June:

                                                                                         Percent of
           Rank  Description                               Industry                      Net Assets
           ----  -----------                               --------                      ----------

            1    Sharper Image Corp.                       Retail                           5.2%
            2    Chattem Inc.                              Cosmetics/Personal Care          3.6%
            3    TBC Corp.                                 Retail                           3.4%
            4    Jo-Ann Stores Inc.                        Retail                           3.3%
            5    Intermet Corp.                            Metal Fabricate/Hardware         3.1%
            6    Wintrust Financial Corp.                  Banks                            2.9%
            7    VitalWorks Inc.                           Software                         2.9%
            8    Flir Systems Inc.                         Electronics                      2.7%
            9    Meritage Corp.                            Home Builders                    2.7%
            10   Landry's Restaurants Inc.                 Retail                           2.3%
                                                                                           ----
                 Total                                                                     32.1%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. This includes opinions about individual stocks, portfolio characteristics, and the discussion about picking funds below. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, June 30, 2002, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

How to Pick a Winning Mutual Fund--Let's try again

TRANSLATION: Helpful hints on picking a fund are: understand the investment objective, and make sure it fits your needs. Understand the fund's risks, and make sure you can stomach them. Consider the kinds of securities a fund invests in and what flexibility the manager has to change this. Know the background of the portfolio manager and assess the likelihood for stability. Understand the fund's costs and how they compare to similar types of funds.

Last quarter I discussed aspects of some non-Bridgeway funds that I believe destroy value over time. These could be considered red flags with respect to fund selection. They included lack of commitment to closing funds at reasonable levels, use of soft dollar commissions, portfolio managers' investment directly in stocks rather than in the portfolios they manage, marketing abuse, selective fund "incubation," fund family records that exclude poorer performing funds that were merged out of existence, and reliance on expensive affiliated brokerage companies for trade execution. However, I didn't answer the question, "If you stay away from funds or fund families exhibiting these abuses, how do you make a selection?" This is a much harder question. A good place to start is to target a fund with an investment objective complimentary to your own and to understand and be comfortable with the fund's major risks. Both of these are highlighted in more detail in the fund's prospectus. I recently read some materials on Morningstar's web site that attempted to lead someone through the process of choosing a fund. Even if you're not shopping for a fund, I thought it would be instructive to review our investment objective and apply Morningstar's questions to Bridgeway Micro-Cap Limited Portfolio.

Question 1: What is our fund's objective? A fund's investment objective gives information about the appropriateness of a mutual fund portfolio to fulfill one's particular investment needs. One fund, including this one, may not meet all goals. According to our prospectus, Micro-Cap Limited seeks "to provide a long-term total return of capital, primarily through capital appreciation." There are two major parts to the investment objective. One relates to total returns and one to the timeframe. These are very carefully worded phrases that have not changed since inception of the Portfolio in 1998. Let's look at each.

First, we are seeking a HIGH TOTAL RETURN, primarily capital appreciation. Don't expect much, if any, in the way of interest or dividends. We seek to "grow" the Portfolio primarily by investing in micro-cap stocks.

The second major part of the investment objective relates to TIMEFRAME. We are much less concerned with performance over short periods of time. Thus, a shareholder who complains that the Portfolio did poorly in the third quarter of last year (-16%) may have a legitimate gripe, however, his/her judgement based on a single quarter does not conform to the purpose of this Portfolio and how we are managing it. (We did beat all our performance benchmarks that quarter by a significant margin, which will not always be the case.) Thus, if you never want to see a negative (sometimes substantially negative) return, this Portfolio is an inappropriate investment vehicle. Stated another way, if you are a "trader," if you are a "timer," if you might panic in a market downturn, or if you might need your money in a year or two rather than in five years or more, this Portfolio is not an appropriate investment in my opinion. Remember, an investment objective is a goal, not a promise. The investment objective sets forth the design and execution of what we are trying to accomplish, within the specified timeframe.

Question 2: How has our Portfolio performed? We cover performance pretty thoroughly on the first page of each quarterly letter. If you only read the first paragraph, you should know how we did in the quarter and how I feel about it. The longer-term statistics are in the table included on the first page or two. Our returns over the full period since inception have been pretty stellar, but they have been a culmination of beating our benchmarks by small amounts in a majority of quarters, although we have also had a couple of larger jumps, like in parts of 1999 and 2001. We have also had some periods of underperformance, including our first quarter (-24%) in 1998. Morningstar suggests concentrating on a fund's performance relative to its peers. Here's our record based on Morningstar statistics for the full calendar years since inception:

                                                       1999        2000         2001
                                                       ----        ----         ----

             Bridgeway Micro-Cap Limited              49.6%        6.0%        30.2%
             Small-Cap Blend Funds                    15.4%       11.8%         8.2%
             Difference                               34.2%       -5.8%        22.0%

Question 3. How risky has it been? I consider our Micro-Cap Limited Portfolio to be very volatile, that is, risky in the short-term - much more than the average equity fund. Notwithstanding the excellent performance in the June quarter, you shouldn't be invested in this fund unless you have a steel stomach for corrections (like I do), or unless it is one component in an overall investing plan (as it is for me). While most people agree on average annual return as a measure of total returns, there are several ways to measure risk.

One gauge of RISK is found in the prospectus of every fund with a historical track record: the worst single quarter since inception. In our case the Portfolio was down 24.0% in the September quarter of 1998. By comparison, the worst decline for the S&P 500 was 14.7% in the September quarter of 2001. By this measure, the short-term risk of our fund was 63% more risky than the stock market over shorter three-month periods.

Another popular measure of risk is beta, or the degree to which a fund moves relative to the specific timing of market swings up or down. Our Portfolio has a trailing three year beta of 0.87; however, the measure of accuracy of fit or R-squared is 0.44, which means that this measure is near useless. In the context of the unusual recent market, I believe that this statistic is not useful, not because it is within a bear market, but because micro-cap stocks were so relatively undervalued coming into this particular bear market. However, based on 76 years of data for the whole micro-cap asset class, the beta is 1.44 with an R-squared of 0.62. This calculation shows that it is a better fit, but it also means that the return of micro-cap stocks still "zigs" when the S&P 500 Index of larger stocks "zags." I believe the 1.44 beta is more reasonable and representative of what one might expect in the future of our Portfolio. A beta of 1.44 means that when the S&P 500 Index declines 10%, one would expect micro-cap stocks to decline roughly 14.4%. This kind of magnification of declines is more like what I believe you should expect from this Portfolio in a down market.

The short-term risk measure that I like best is the sum of all negative quarters or the sum of all returns below a market benchmark. Unfortunately, this measure is also rendered useless by the unusual recent market. (Specifically, it would say our Portfolio is less risky than the broader market of large stocks, which I don't believe.) Using the 76 years of CRSP annual data, I estimate that micro-cap stocks are 79% more volatile on the downside. This measure serves as another warning that the class of stocks this Portfolio invests in is very volatile.

Each of the risk measures above deal with what I call short-term risk or volatility. An investor may be subject to other kinds of risk as well. I believe our Portfolio is less affected by the longer-term risk of not keeping up with inflation, for example. In addition, the asset class analysis above does not take into consideration the fact that we might be able to outperform the class of all micro-cap stocks, even in a down market. Nevertheless, one should absolutely be prepared for a "rough ride" when investing in micro-cap stocks and should expect a rough ride in this Portfolio from time to time.

Question 4. What does it own?

When you're fishing it's always helpful to keep in mind the pond you're fishing in. The pond can give you strong clues about what to expect. When fishing in a lake stocked with bass and perch, you don't expect the same results as when fishing in 80 feet of water in the Gulf of Mexico. Likewise, with mutual funds, it's always best to know the characteristics of the kind of investments the fund buys and how much flexibility the portfolio manager has to vary that mix.

In the case of Micro-Cap Limited, we have invested primarily in stocks. Furthermore, I am committed by our prospectus to invest at least 80% of assets (specifically at the time of purchase) in stocks the size of the second smallest 10% of the companies traded on the New York Stock Exchange. The Portfolio is thus concentrated in very small stocks, stocks even smaller than those owned by some other "micro-cap" funds. Historically, micro-cap stocks have been more volatile, but they have also provided a commensurately higher average annual return over very long time periods. Over the long haul, stocks, and especially smaller stocks, have historically been a better hedge against inflation as well as a vehicle for growth. For these reasons, I believe short-term interest bearing investments (assuming they are diversified or have little or no credit risk) are a better place to invest money that one might need in the near term, while stocks (assuming a diversified portfolio) are a better place to invest money that one might need farther into the future. However, micro-cap stocks require a "steel stomach" in a downturn; otherwise one may panic and sell at just the wrong time, ensuring sub-par returns in the long-term.

Question 5. Who runs it and how stable is the management?

That would be me. I am a native of Houston, Texas, also Bridgeway's home. I have undergraduate degrees in Engineering and Philosophy from Swarthmore College (where I learned how to think about complex issues), a masters in engineering from MIT (where I learned statistics and computer modeling), and an MBA from Harvard Business School (where I learned about investing, especially what not to do). My first career was in transportation (through 1991), where I learned aspects of a people-oriented, service business. Investing has been my hobby since 1985 and my profession since founding Bridgeway in 1993. I love this business, love helping people achieve their financial goals, and love working with the people at Bridgeway. I work at an extraordinary place with some extraordinarily talented and dedicated people. I can't believe anyone pays me to have this much joy. However, work is my third priority. One of my life goals is to be donating $100 million per year when I retire (maybe in two decades?). (The adviser donated about $1 million in the last year; we have a long way to go.) I also plan to run a marathon and celebrate a 50th wedding anniversary. (I currently only run three miles regularly, but last month I celebrated 25 years of marriage to a wonderful woman.) I have been portfolio manager of this portfolio since inception four years ago. This is slightly longer than the average tenure of a fund manager. Since I am a majority owner of the adviser to the Portfolio, since Bridgeway would appear to be my only "shot" at achieving my giving goal, and since I'm having a great time (the current bear market notwithstanding), it seems extremely unlikely that I would move on to another investment firm.

While I am listed as the portfolio manager, there is really a team of people backing up the operations of Bridgeway Fund. Last year we started an employee stock ownership plan (ESOP) to give everyone who works on your Portfolio a financial interest in our success. The ESOP is just one of the things we're doing to encourage the longevity of our staff.

Question 6. What does it cost?

Bridgeway is fully "no-load," which means you pay no sales charges or "loads" of any kind to purchase or own this Portfolio. You can also purchase and sell our Portfolio without any fees, but many (not all) mutual fund marketplaces do charge their own fees. We are not available on a "no-transaction fee basis" at most fund marketplaces because we think this arrangement is ultimately more expensive for long-term shareholders.

A second category of expenses are operating expenses. Our expense ratio (after fee waivers) was 1.90% last fiscal year, which means that the daily net asset value reflects an adjustment of 1.90% to cover expenses like Bridgeway Capital Management's management fee, U.S. Bank's custodian fee, PricewaterhouseCoopers' audit fee, expenses to print and mail this letter, accounting expenses, and other miscellaneous expenses. According to Morningstar, the average micro-cap fund has an expense ratio of about 2.13%. Our expense ratio would be much lower if our performance were only as good as the average micro-cap fund. Specifically, our performance based management fee would be 0.9% instead of 1.6%, and (all other expenses being the same), our total expense ratio would be 1.24%. We think this really is one of the places where you can say that you get what you pay for, or more precisely, you pay for only what you get (relative to the market and over trailing five year time periods).

Another expense item that is not included in the expense ratio calculation is the cost incurred in purchasing securities, or trading costs. We believe trading costs are as big a deal as the expense ratio. Because they are excluded from the expense ratio, they are much more difficult to track, so almost no one pays attention to them. There are two ways to keep trading costs down. One is to trade infrequently. The other is to work hard to minimize the cost per trade. Since we trade frequently with this Portfolio, we work very hard to keep the average trading costs low.

The Worst Thing that Happened at Bridgeway in Fiscal Year 2002

TRANSLATION: The worst thing that happened at Bridgeway over the last year was a trading error.

Highlighting the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not revealed and acknowledged. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

A trading error was at the head of the list of what didn't go well in the last year. One of our traders did not follow our internal procedure and misread a ticker symbol as he was placing a large order with a broker for another Bridgeway portfolio. When the error was discovered at the end of the day, we "unwound" the trade (placed offsetting orders) on the following day, at the adviser's expense. The process cost the adviser about $175,000 - approximately half of one month's management fee from that Portfolio. (In accordance with Murphy's Law, errors of this type will almost always have a negative rather than positive result.) Within hours of the error, we formed a committee including our most experienced trader, our compliance officer, a highly analytical representative of the investment management area, and myself to examine the sources of the error and to put preventative measures in place. Naturally, we would prefer that the error had not occurred; however, we now have better procedures, additional trading staff, and a stronger commitment to zero trading errors.

One remarkable aspect of the trading error demonstrates a practice that we consider a strength at Bridgeway. In many, probably most, investment advisory firms, the error would have been hidden. Management, the Board, shareholders, and regulators would never have learned about it. It would have been covered up and, I believe, ultimately the shareholders would have paid for it through lower performance. In our case, the shareholders were not disadvantaged, and we used it as a way to become stronger and more effective.

Pushing for Higher Standards

Recent articles have highlighted the efforts of some very high profile people in the mutual fund industry, notably John Bogle, Bill Miller, and William Gross, to become more active in pushing public companies toward better corporate governance, more disclosure, and especially more realistic pay packages for executives. One Bridgeway shareholder encouraged Bridgeway to come out in support of these efforts, which I am hereby doing.

Conclusion

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming - both favorable and critical.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                          MICRO-CAP LIMITED PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                            June 30, 2002 (restated)


Industry Company                                           Shares           Value

Common Stock - 99.8%
     Auto Parts & Equipment - 0.3%
              Noble International Ltd                      16,700       $  178,022

     Banks - 9.3%
              First National Corp                           5,800           175,160
              Granite State Bankshares Inc                 13,300           436,373
              Gulf West Banks Inc *                         9,800           144,550
              IBERIABANK Corp                              30,290         1,227,957
              Peoples Bancorp Inc                          11,330           336,728
              Republic Bancorp Inc                         14,800           174,492
              Seacoast Banking Corp of Florida              8,200           473,386
              Southern Financial Bancorp Inc                4,600           147,016
              Unizan Financial Corp                        26,795           573,681
              Wintrust Financial Corp                      49,050         1,695,659
                                                                        -----------
                                                                          5,385,002
     Biotechnology - 1.0%
              Embrex Inc *                                 27,700           579,484

     Commercial Services - 3.4%
              Gaiam Inc *                                   8,800           128,832
              Right Management Consultants *               36,000           946,764
              SFBC International Inc *                     54,000           905,634
                                                                        -----------
                                                                          1,981,230
     Computers - 0.3%
              Dataram Corp *                               11,100            41,625
              Extended Systems Inc *                       34,800           116,580
                                                                        -----------
                                                                            158,205
     Cosmetics/Personal Care - 3.6%
              Chattem Inc *                                66,100         2,082,150

     Distribution/Wholesale - 1.9%
              Aviall Inc *                                 78,400         1,097,600

     Diversified Financial Services - 0.6%
              World Acceptance Corp *                      41,200           346,080

     Electric - 0.9%
              Central Vermont Public Svc Corp              27,700           498,600

     Electrical Comp & Equipment - 0.1%
              Advanced Lighting Technologies
                 Inc *                                     67,169            53,735

     Electronics - 4.6%
              Badger Meter Inc                              1,200            33,000
              Flir Systems Inc *                           37,500         1,573,875
              Microwave Filter Co Inc                      63,000           122,220
              Taser International Inc *                    78,600           943,200
                                                                        -----------
                                                                          2,672,295
     Entertainment - 0.8%
              Alliance Gaming Corp *                       38,600           481,728

     Food - 2.6%
              Nash Finch Co                                23,300           744,668
              Sanderson Farms Inc                          30,800           770,308
                                                                        -----------
                                                                          1,514,976
     Gas - 0.4%
              Cascade Natural Gas Corp                     11,400           238,260

     Healthcare-Products - 6.3%
              Cantel Medical Corp *                        30,000           552,000
              HealthTronics Surgical Svc Inc *             55,000           961,950
              Lifeline Systems Inc *                        4,300           113,262
              Medamicus Inc *                              90,000           724,500
              Merit Medical Systems Inc *                  53,650         1,106,800
              Synovis Life Technologies Inc *              28,300           212,109
                                                                        -----------
                                                                          3,670,621
     Healthcare-Services - 4.0%
              America Service Group Inc *                  25,000           246,750
              American Medical Security Group
                 Inc *                                     51,000         1,221,450
              Bioreliance Corp *                           22,500           558,000
              Dianon Systems Inc *                          6,001           320,577
                                                                        -----------
                                                                          2,346,777
     Home Builders - 4.3%
              Dominion Homes Inc *                          9,600           194,208
              Hovnanian Enterprises Inc *                  19,850           712,218
              Meritage Corp *                              34,100         1,556,665
                                                                        -----------
                                                                          2,463,091
     Household Products/Wares - 0.3%
              New England Business Svc Inc                  6,800           170,952

     Internet - 3.2%
              Insweb Corp *                                12,148            27,333
              Marketwatch.com Inc *                        13,600            63,920
              Netbank Inc                                  39,915           465,015
              Quovadx Inc *                               108,250           679,810
              SupportSoft Inc *                           135,000           373,950
              Tumbleweed Communications Corp*             103,500           191,475
              ViryaNet Ltd *                                9,980            42,515
                                                                        -----------
                                                                          1,844,018
     Media - 0.2%
              Point.360 *                                  40,500            95,135

     Metal Fabricate/Hardware - 3.2%
              Intermet Corp *                             170,900         1,835,466

     Misc Manufacturing - 0.6%
              Ameron International Corp                     5,100           368,475

     Pharmaceuticals - 2.5%
              D&K Healthcare Resources Inc                 18,800           662,888
              MIM Corp *                                   63,200           764,088
                                                                        -----------
                                                                          1,426,976
     Pipelines - 0.6%
              Kaneb Services LLC                           17,798           355,960

     Retail - 25.7%
              Cash America International Inc               84,800           780,160
              Gart Sports Co *                             27,300           777,777
              Hancock Fabrics Inc                          49,640           922,311
              JOS A Bank Clothiers Inc *                   18,000           320,742
              Jo-Ann Stores Inc *                          67,000         1,956,400
              Jo-Ann Stores Inc *                          15,800           336,540
              Landry's Restaurants Inc                     53,000         1,352,030
              Party City Corp *                            44,300           722,090
              Sharper Image Corp *                        149,400         3,010,410
              Shoe Carnival Inc *                          45,700           975,238
              TBC Corp *                                  126,700         2,011,996
              Total Entertainment Rest Corp *              24,500           398,370
              Urban Outfitters Inc *                       17,000           590,240
              West Marine Inc *                            56,800           724,768
                                                                        -----------
                                                                         14,879,072

                              BRIDGEWAY FUND, INC.
                          MICRO-CAP LIMITED PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                            June 30, 2002 (restated)


Industry   Company                                      Shares          Value

Savings & Loans - 7.7%
           Hawthorne Financial Corp *                   38,000       $ 1,231,580
           Hudson River Bancorp                          9,300           251,007
           Port Financial Corp                          15,000           601,350
           Quaker City Bancorp Inc *                    20,400           844,968
           St Francis Capital Corp                      29,500           731,305
           Sterling Financial Corp *                    24,200           492,712
           Warwick Community Bancorp Inc                 9,800           294,392
                                                                    ------------
                                                                       4,447,314
Semiconductors - 0.1%
           Tegal Corp *                                 90,100            73,882

Software - 6.8%
           Acclaim Entertainment Inc *                  20,000            70,600
           Brio Software Inc *                           5,600             5,488
           CCC Information Services Group *             28,282           395,942
           Information Resources Inc *                  37,900           355,843
           Pegasystems Inc *                            66,600           600,665
           Pumatech Inc *                              325,200           182,112
           Quality Systems Inc *                        15,000           252,750
           Unify Corp *                                543,035           350,258
           Versant Corp *                               35,800            26,850
           VitalWorks Inc *                            205,600         1,685,920
                                                                    ------------
                                                                       3,926,428
Telecommunications - 1.7%
           Ectel Ltd *                                  23,953           277,855
           Superior Telecom Inc *                       80,000            36,000
           TTI Team Telecom Int'l Ltd *                 35,600           569,956
           Tessco Technologies Inc *                     2,900            28,420
           Vyyo Inc *                                  100,000            84,000
                                                                    ------------
                                                                         996,231

Textiles - 2.2%
          Culp Inc *                                    65,000       $ 1,047,150
          Unifirst Corp                                  6,500           163,670
          Westpoint Stevens Inc *                       10,600            41,022
                                                                    ------------
                                                                       1,251,842
Transportation - 1.5%
          CHC Helicopter Corp *                         10,500           238,875
          PAM Transportation Services *                 25,300           607,706
                                                                    ------------
                                                                         846,581
                                                                    ------------

Total Common Stock (Identified Cost $42,578,100)                    $ 58,266,188
                                                                    ------------

Total Investments - 100.7% ($42,578,100) **                         $ 58,266,188

Other Assets and Liabilities, net - (0.7%)                              (381,478)

Total Net Assets - 100.0%                                           $ 57,884,710
                                                                    ============


* Non-income producing security as no dividends were paid during the period from July 1, 2001 to June 30, 2002.

**       See Note 7

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                         As of June 30, 2002 (restated)



ASSETS:
      Investments at value (cost - $42,578,100)                 $58,266,188
      Receivable for excess redemptions                              26,119
      Receivable for investments sold                                12,324
      Receivable for interest                                           801
      Receivable for dividends                                       14,708
      Prepaid expenses                                                3,239
      Deferred organization costs                                     1,930
                                                                -----------
            Total assets                                         58,325,309
                                                                -----------

LIABILITIES:
      Bank overdraft                                                 77,807
      Payable for shares redeemed                                    27,500
      Payable for investments purchased                             176,680
      Payable for management fee                                    126,201
      Accrued expenses                                               32,411
                                                                -----------
            Total liabilities                                       440,599
                                                                -----------
      NET ASSETS (5,682,759 SHARES OUTSTANDING)                 $57,884,710
                                                                ===========
      Net asset value, offering and redemption price
         per share ($57,884,710 / 5,682,759)                    $     10.19
                                                                ===========

NET ASSETS REPRESENT:
      Paid-in capital                                           $38,735,601
      Undistributed net realized gain                             3,461,021
      Net unrealized appreciation of investments                 15,688,088
                                                                -----------
      NET ASSETS                                                $57,884,710
                                                                ===========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                            STATEMENT OF OPERATIONS
                  For the year ended June 30, 2002 (restated)


INVESTMENT INCOME:
      Dividends                                                 $   322,738
      Interest                                                       40,614
                                                                -----------
            Total income                                            363,352
                                                                -----------

EXPENSES:
      Management fees                                               860,077
      Accounting fees                                               116,708
      Audit fees                                                      9,697
      Custody                                                        39,819
      Amortization of organization costs                              1,930
      Insurance                                                       2,629
      Legal                                                             750
      Registration fees                                               7,944
      Directors' fees                                                 3,239
      Miscellaneous                                                   1,192
                                                                -----------
            Total expenses                                        1,043,985
      Less fees waived                                              (22,644)
                                                                -----------
            Net expenses                                          1,021,341
                                                                -----------
NET INVESTMENT LOSS                                                (657,989)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                            4,844,726
      Net change in unrealized appreciation                         381,829
                                                                -----------
      Net realized and unrealized gain                            5,226,555
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 4,568,566
                                                                ===========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS


                                                               Year ended                Year ended
                                                              June 30, 2002             June 30, 2001
                                                              -------------             -------------
                                                               (restated)

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment loss                                      $   (657,989)            $   (216,050)
      Net realized gain on investments                            4,844,726                1,797,108
      Net change in unrealized appreciation                         381,829               10,574,049
                                                               ------------             ------------
          Net increase resulting from operations                  4,568,566               12,155,107
                                                               ------------             ------------
      Distributions to shareholders:
          From net investment income                                      0                        0
          From realized gains on investments                     (2,645,897)              (1,328,377)
                                                               ------------             ------------
            Total distributions to shareholders                  (2,645,897)              (1,328,377)
                                                               ------------             ------------
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                7,856,115               18,772,622
      Reinvestment of dividends                                   2,430,131                  883,140
      Cost of shares redeemed                                    (5,775,154)              (3,804,688)
                                                               ------------             ------------
          Net increase from Fund share transactions               4,511,092               15,851,074
                                                               ------------             ------------
          Net increase in net assets                              6,433,761               26,677,804
NET ASSETS:
      Beginning of period                                        51,450,949               24,773,145
                                                               ------------             ------------
      End of period                                            $ 57,884,710             $ 51,450,949
                                                               ============             ============

Number of Fund shares:
      Sold                                                          842,801                2,383,228
      Issued on dividends reinvested                                265,298                  124,211
      Redeemed                                                     (613,921)                (469,977)
                                                               ------------             ------------
          Net increase                                              494,178                2,037,462
      Outstanding at beginning of period                          5,188,581                3,151,119
                                                               ------------             ------------
      Outstanding at end of period                                5,682,759                5,188,581
                                                               ============             ============

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout the period)


                                          Year ended       Year ended        Year ended        Year ended      June 22, 1998*
                                        June 30, 2002     June 30, 2001     June 30, 2000     June 30, 1999   to June 30, 1998
                                        -------------     -------------     -------------     -------------   ----------------
                                         (restated)

PER SHARE DATA
      Net asset value, beginning
         of period                       $      9.92       $      7.86       $      6.38       $      5.00       $     5.00
                                         -----------       -----------       -----------       -----------       ----------
      Income (loss) from investment
         operations:
          Net investment loss                  (0.12)            (0.05)            (0.09)            (0.06)            0.00
          Net realized and
             unrealized gain                    0.87              2.53              1.87              1.44             0.00
                                         -----------       -----------       -----------       -----------       ----------
               Total from investment
                   operations                   0.75              2.48              1.78              1.38             0.00
                                         -----------       -----------       -----------       -----------       ----------
      Less distributions to
        shareholders:
          Net investment income                 0.00              0.00              0.00              0.00             0.00
          Net realized gains                   (0.48)            (0.42)            (0.30)             0.00             0.00
                                         -----------       -----------       -----------       -----------       ----------
               Total distributions             (0.48)            (0.42)            (0.30)             0.00             0.00
                                         -----------       -----------       -----------       -----------       ----------
      Net asset value, end
        of period                        $     10.19       $      9.92       $      7.86       $      6.38       $     5.00
                                         ===========       ===========       ===========       ===========       ==========

TOTAL RETURN [1]                                 8.1%             33.6%             28.7%             27.6%             0.0%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period          $57,884,710       $51,450,949       $24,773,145       $13,932,016       $9,071,605
      Ratios to average net
        assets:[2]
          Expenses after waivers
                and reimbursements              1.90%             1.90%             1.90%             1.54%            0.00%
          Expenses before waivers
                and reimbursements              1.94%             2.09%             2.36%             1.54%            0.00%
          Net investment income
              (loss) after waivers
              and reimbursements               (1.22%)           (0.62%)           (1.25%)           (1.20%)           0.00%

      Portfolio turnover rate [2]              124.0%             74.3%             86.7%            117.0%             0.0%


[1]      Not annualized.

[2]      Annualized.

*        June 22, 1998 was initial offering.


See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                          MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (restated)


1.       Organization:

         Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

         The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares at $0.001 par value.

         On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors.

         The Micro-Cap Limited Portfolio was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998 the portfolio's operations were restricted to accepting subscription funds. On July 1, 1998 the Portfolio began investing in micro-cap stocks and commenced other operations. The Portfolio closed to new investors when net assets exceeded $27.5 million on August 21, 2000 closed to all investors on January 7, 2002.

         Bridgeway Capital Management, Inc. (the "Adviser") is the adviser to the Fund.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed in the preparation of financial statements.

         Securities Valuation

         Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

         Deferred Organization Costs

         Deferred organization costs are amortized on a straight-line basis over five years.

                              BRIDGEWAY FUND, INC.
                          MICRO-CAP LIMITED PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS, Continued (restated)


2.       Significant Accounting Policies, Continued:

         Distributions to Shareholders

         Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. Long-term capital gains, if any, are taxed at the applicable long-term capital gain rate. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.       Management Contract:

         The Fund has entered into a management contract with the Adviser, which is also a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The performance fee rate equals 2.87% times the difference in cumulative total return between the Portfolio and the CRSP Cap-based Portfolio 9 Index of micro-cap companies with dividends reinvested

                              BRIDGEWAY FUND, INC.
                          MICRO-CAP LIMITED PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS, Continued (restated)


3.       Management Contract, Continued:

         (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7%. However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

4.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund, and all amounts paid for shareholder accounting are paid to the Adviser and are included in the accounting fees expense category of the financial statements.

         The Adviser has agreed to reimburse the Micro-Cap Limited Portfolio for any operating expenses above 1.9%. To achieve this expense level the Adviser has waived $22,644 of the management fees for the year ended June 30, 2002.

5.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

6.       Purchases and Sales of Investment Securities:

         Aggregate purchases and sales of investment securities, other than cash equivalents were $71,701,262 and $65,367,301, respectively for the year ended June 30, 2002.

7.       Federal Income Taxes:

         The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

         The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:


                  Aggregate unrealized gain                   $16,087,006
                  Aggregate unrealized loss                       417,220
                  Net gain (loss)                              15,669,786
                  Cost of investments                          42,596,402

         As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts

                              BRIDGEWAY FUND, INC.
                          MICRO-CAP LIMITED PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS, Continued (restated)


7.       Federal Income Taxes, Continued:

         reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.


                  Distributable Earnings
                    Ordinary income                            $         0
                    Long-term gains (capital losses)             3,479,123
                    Unrealized appreciation(depreciation)       15,688,088

                  Tax Distributions
                    Ordinary income                            $   259,278
                    Long-term capital gains                      2,386,619


         During the year ended June 30, 2002, the Micro-Cap Limited Portfolio paid a short-term capital gain distribution of $0.0469 and a long-term capital gain distribution of $0.4317 per share to shareholders of record. None of the dividends paid are eligible for the dividends received deduction of corporate shareholders.

         Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $657,989 were reclassifed to paid-in capital for the year ended June 30, 2002. Redemptions in kind of $318,853 were reclassified from paid-in capital to undistributed realized gain for the year ended June 30, 2002.

8.       Restatement:

         The Micro-Cap Limited Company Portfolio restated its financial statements for the year ended June 30, 2002 to correct the recording of the sale of a security during fiscal year 2002. The restatement reduced cash by $528,600, net realized gain on investments by $528,660, total return by $0.9%, net increase in net assets resulting from operations by $528,600, net assets by $502,541, and net asset value by $0.09 per share.

         Shareholders who purchased shares between March 28, 2002 and October 6, 2003 have been issued additional shares to cover the deficiency. The shares outstanding have been adjusted "as if" 701 additional shares were issued as of June 30, 2002. For shareholders that redeemed before this error was corrected, a receivable of $26,119 from the Adviser has been recorded as of June 30, 2002 for the redemption overpayment. The Adviser paid this amount on September 12, 2003.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Micro-Cap Limited Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Micro-Cap Limited Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 8, the financial statements for the year ended June 30, 2002 have been restated to correct the recording of the sale of a security.



September 16, 2002, except for Note 8
which is as of October 13, 2003
Houston, Texas

[BRIDGEWAY FUNDS LOGO]



September 12, 2002                            June 2002 Quarter - Annual Report


Dear Ultra-Large 35 Index Portfolio Shareholder,

The Portfolio declined 12.1% for the six-month period from January to June 2002, compared to the 13.2% decline of the S&P 500 Index and a decline of 8.6% for the Lipper Growth and Income Fund Index. Our Portfolio exhibited slightly "dampened" downside versus the S&P 500 in a bear market, what one might expect from very "blue chip" or "ultra-large" stocks based on history. We did not do as well as the average growth and income fund, due to their greater focus on value stocks, stocks which are cheap based on certain financial measures. Thus, our six-month relative record is "mixed."

For the full fiscal year our Portfolio was down 17.1%, compared to the declines of 18.0% for the S&P 500 Index and 12.9% for the Lipper Growth and Income Funds Index. We lead both of these benchmarks by about 2% per year since inception.

Happy birthday Ultra-Large! The Portfolio celebrated its 5th birthday on July
31. I am extremely pleased that we have achieved each of the internal goals we set for the Portfolio over this five-year timeframe. 1) The Portfolio has been the lowest cost retail fund in America. 2) We beat our peer fund benchmark. According to Morningstar, we rank in the 8th percentile among large-cap blend funds. 3) We beat the most popular large cap (market cap weighted) index in absolute return, which we attribute partly to our "roughly equal weighted" strategy. 4) We achieved this superior performance with equal or slightly less short-term risk (volatility and "beta"). 5) We achieved a perfect record of distributing no capital gains.

Performance Summary

TRANSLATION: I am very pleased to have beaten the record of the S&P 500 Index in an environment in which small stocks have dominated large ones. We have not done as well over the last year against our peer group, although we still lead it over the full period since inception.

The graph below presents the growth of $10,000 invested in the Portfolio and each of three benchmarks since inception on August 5, 1994. The table on the next page presents our six-month, one-year and life-to-date financial results according to the formula required by the SEC.

      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 7/31/97 TO 6/30/02]

Fund/Index Name                            Total Value
------------------------------------------------------
Bridgeway Ultra-Large 35 Index                 $12,376
Bridgeway Ultra-Large 35 Index Portfolio       $12,296
S&P 500 Index                                  $11,081

                                     7/31/98          9/30/97        12/31/97       3/31/98         6/30/98
UL 35 Index Portfolio               10,000.00        9,860.00       10,000.00      11,700.00       12,200.00
S&P 500 Index (start 07/31/97)      10,000.00        9,956.76       10,241.61      11,667.16       12,051.25
Ultra-Large 35 Index                10,000.00        9,860.00       10,000.00      11,700.00       12,203.52

                                     9/30/98         12/31/98        3/31/99        6/30/99         9/30/99
UL 35 Index Portfolio               11,100.00       13,911.32       15,137.60      15,901.52       15,177.81
S&P 500 Index (start 07/31/97)      10,854.73       13,162.52       13,817.48      14,789.82       13,868.06
Ultra-Large 35 Index                11,060.02       13,740.12       14,742.30      15,616.25       14,945.08

                                     12/31/99        3/31/00         6/30/00        9/29/00         12/29/00
UL 35 Index Portfolio               18,132.53       18,760.58       17,767.85      17,099.28       15,391.03
S&P 500 Index (start 07/31/97)      15,931.52       16,296.89       15,863.96      15,710.17       14,480.92
Ultra-Large 35 Index                17,909.50       18,664.08       17,586.69      16,863.87       15,040.89

                                     3/30/01         6/30/01         9/30/01        12/31/01        3/31/02
UL 35 Index Portfolio               13,956.45       14,817.20       12,972.73      13,996.62       14,017.36
S&P 500 Index (start 07/31/97)      12,764.14       13,511.17       11,528.31      12,760.25       12,795.39
Ultra-Large 35 Index                13,951.93       14,743.00       13,018.07      14,235.26       14,165.51

                                     6/30/02
UL 35 Index Portfolio               12,296.29
S&P 500 Index (start 07/31/97)      11,081.14
Ultra-Large 35 Index                12,376.40

                                          6 months            1 Year         Life-to-Date
                                          1/01/02             7/1/01            7/31/97
                                         to 6/30/02         to 6/30/02        to 6/30/02(4)
                                         ----------         ----------       --------------
Ultra-Large 35 Index Portfolio              -12.1%             -17.1%             4.3%
S&P 500 Index(1)                            -13.2%             -18.0%             2.1%
Bridgeway Ultra-Large 35 Index(2)           -13.1%             -16.1%             4.4%
Lipper Growth and Income Funds(3)           -8.6%              -12.9%             2.0%

----------
(1) The S&P 500 Index is an unmanaged index of large companies with dividends reinvested. (2) The Bridgeway Ultra-Large 35 Index is an index comprised of some of the very large, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the adviser of the Portfolio. (3) The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. (4) Life-to-date returns are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Fiscal Year Performance

TRANSLATION: For the second year in a row, technology companies were among the poorest of our performers. Consumer non-cyclical, financial, and consumer cyclical stocks fared better.

Less than one in three of our ultra-large stocks had a positive return over the last twelve months. This showed up in the "bottom line" overall return of our Portfolio. The following table presents the fiscal year return of each of our stocks. For stocks that were added or dropped during the year, the performance figure is only for a portion of the year.

Total Return for Ultra-Large 35 Index Portfolio Stocks for the Fiscal Year 2002

       Rank    Company                                  Industry                            % Change
       ----    -------                                  --------                            --------
        1      Procter & Gamble Co.(1)                  Cosmetics/Personal Care               29.4%
        2      Coca-Cola Co.                            Beverages                             19.3%
        3      Wells Fargo & Co.                        Banks                                 14.8%
        4      Wal-Mart Stores Inc.                     Retail                                13.0%
        5      Bank of America Corp.                    Banks                                 11.8%
        6      United Parcel Service Inc.               Transportation                         9.3%
        7      Lucent Technologies Inc.                 Telecommunications                     8.4%
        8      Johnson & Johnson                        Healthcare-Products                    8.1%
        9      3M Co.                                   Miscellaneous Manufacturers            6.2%
        10     McDonald's Corp.                         Retail                                 3.4%
        11     WorldCom Inc-WorldCom Group              Telecommunications                     2.6%
        12     Dell Computer Corp.                      Computers                              2.5%
        13     PepsiCo Inc.                             Beverages                             -1.7%
        14     ChevronTexaco Corp.                      Oil & Gas                             -2.4%
        15     Du Pont (E.I.) de Nemours & Co.          Chemicals                             -4.9%
        16     Motorola Inc.                            Telecommunications                    -5.5%
        17     Exxon Mobil Corp.                        Oil & Gas                             -7.4%
        18     Berkshire Hathaway Inc.                  Insurance                             -9.5%
        19     Pfizer Inc.                              Pharmaceuticals                      -11.5%
        20     Fannie Mae                               Diversified Finan Serv               -12.8%
        21     Merck & Co Inc.                          Pharmaceuticals                      -15.1%
        22     Disney (Walt) Co.                        Media                                -15.3%
        23     Intel Corp.                              Semiconductors                       -16.7%
        24     Cisco Systems Inc.                       Telecommunications                   -17.4%
        25     American International Group             Insurance                            -18.5%

       Rank    Company                                  Industry                            % Change
       ----    -------                                  --------                            --------
        26     Home Depot Inc.                          Retail                               -20.3%
        27     Texas Instruments Inc.                   Semiconductors                       -20.9%
        28     Eli Lilly & Co.                          Pharmaceuticals                      -21.2%
        29     WorldCom Inc - MCI Group(2)              Telecommunications                   -22.1%
        30     Verizon Communications Inc.              Telecommunications                   -22.1%
        31     International Business Machines Corp.    Computers                            -22.2%
        32     Microsoft Corp.                          Software                             -23.4%
        33     Citigroup Inc.                           Diversified Financial Services       -23.9%
        34     General Motors Corp.                     Auto Manufacturers                   -24.6%
        35     SBC Communications Inc.                  Telecommunications                   -24.8%
        36     Hewlett-Packard Co.                      Computers                            -24.8%
        37     Ford Motor Co.                           Auto Manufacturers                   -26.2%
        38     General Electric Co.                     Miscellaneous Manufacturers          -30.5%
        39     Bristol-Myers Squibb Co.(3)              Pharmaceuticals                      -33.4%
        40     AT&T Corp.(4)                            Telecommunications                   -38.1%
        41     Oracle Corp.                             Software                             -47.1%
        42     AOL Time Warner Inc.                     Media                                -55.8%

----------
     Notes:

(1) Total return of Procter & Gamble Corp. includes the return of the JM Smucker Company that was spun off on June 3, 2002.

(2) WorldCom Inc - MCI Group was spun off from WorldCom Inc - WorldCom Group on 6/8/01 and was held for approximately a half year.

(3) Total return of Bristol-Myers Squibb Company includes the return of Zimmer Holdings that was spun-off on August 7, 2001.

(4) Total return of AT&T Corp. includes the return of AT&T Wireless Services Inc. that was spun off on July 9, 2001.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. This includes opinions about individual stocks, portfolio characteristics, and the discussion about picking funds below. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, June 30, 2002, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Sidestepping Worldcom

One reason to own ultra-large stocks is that they are much more stable and much less likely to go completely out of business. While ultra-large stocks very rarely go bankrupt, it can happen. Fortunately, the only Ultra-Large 35 Index company ever to go bankrupt was Worldcom. We deleted it from our index on December 31, 2001 and sold our stock. Subsequently, from December 31, 2001 until the bankruptcy filing on July 21, 2002, the company stock price plummeted from $14 to just nine cents. The fact that we had deleted it from our Index using our rebalancing rules either speaks to the strength of our procedures, or else to dumb luck.

How to Pick a Winning Mutual Fund

TRANSLATION: Helpful hints on picking a fund are: understand the investment objective, and make sure it fits your needs. Understand the fund's risks, and make sure you can stomach them. Consider the kinds of securities a fund invests in and what flexibility the manager has to change them. Know the background of the portfolio manager and assess the likelihood for stability. Understand the fund's costs and how they compare to similar types of funds.

There are a number of ways that some non-Bridgeway funds destroy value over time. Some red flags include: use of soft dollar commissions, portfolio managers' personal investment directly in stocks rather than in the portfolios they manage, marketing abuse, selective fund "incubation," fund family records that exclude poorer performing funds that were merged out of existence, and reliance on expensive affiliated brokerage companies for trade execution. If you stay away from fund families that engage in these practices, it can still be very hard to determine which fund or funds to buy. A good place to start is to target a fund with an investment objective complimentary to your own and to understand and be comfortable with the fund's major risks. Both of these are highlighted in more detail in the fund's prospectus. I recently read some materials on Morningstar's web site that attempted to lead someone through the process of choosing a fund. Even if you're not shopping for a fund, I thought it would be instructive to review our investment objective and apply Morningstar's questions to Ultra-Large 35 Index Portfolio.

Question 1: What is our fund's objective? A fund's investment objective gives information about the appropriateness of a mutual fund portfolio to fulfill one's particular investment needs. One fund, including this one, may not meet all goals. According to our prospectus, Ultra-Large 35 Index Portfolio seeks to "provide a long-term total return of capital, primarily through capital appreciation, but also some income." There are two major parts to the investment objective; one relates to returns and the other to timeframe. These are very carefully worded phrases that have not changed since inception of the Portfolio in 1997. Let's look at each.

First, we are seeking TOTAL RETURN of your investment, primarily through capital appreciation. Don't expect too much in the way of dividends. Large stocks don't pay as high a percentage of dividends that they once did. Nevertheless, our expense ratio is so low, that you can expect to keep most of what dividend income our stocks do distribute.

The second major part of the investment objective relates to TIMEFRAME. We are much less concerned with performance over short periods of time. Thus, a shareholder who complains that the Portfolio did poorly in the third quarter of last year (-12%) may have a legitimate gripe; however, his/her judgement based on a single quarter does not conform to the purpose of this Portfolio and how we are managing it. (We still beat our market benchmark.) Thus, if you never want to see a negative (sometimes substantially negative) annual return, this Portfolio is an inappropriate investment vehicle. Stated another way, if you are a "trader," if you are a "timer," if you might panic in a market downturn, or if you might need your money in a year or two rather than five years or more, this Portfolio is not an appropriate investment in my opinion. Also, remember an investment objective is a goal, not a promise. Nevertheless, the investment objective sets forth the design and execution of what we are trying to accomplish, within the specified timeframe.

Question 2: How has our Portfolio performed? We cover performance pretty thoroughly on the first page of each quarterly letter. If you only read the first paragraph, you should know how we did in the recent period and how I feel about it. The longer-term statistics are in the table on page one or two. Our returns over the longer term have been pretty stellar by indexing standards, but they have been a culmination of beating our benchmarks by small amounts in a majority of quarters. We have also had some periods of underperformance such as 2000, the only calendar year in which we didn't beat our large-cap blend peer benchmark, according to Morningstar. Within the overall good performance record, we have had some periods of negative returns, including both 2000 and 2001. Morningstar suggests concentrating on fund performance relative to its peers. Here's our record based on Morningstar statistics for calendar years:

                                                 1998    1999    2000     2001
                                                -----   -----   ------   ------
            Bridgeway Ultra-Large 35 Index      39.1%   30.3%   -15.1%    -9.1%
            Large-cap Blend Funds               21.5%   19.7%    -5.3%   -12.2%
            Difference                          17.6%   10.6%    -9.8%     3.1%

Question 3. How risky has it been? As a "very blue chip" portfolio, I consider Ultra-Large 35 Index to be one of the "tamer" portfolios at Bridgeway. That's one reason to invest in ultra-large companies. Nevertheless, we are always nearly fully invested in the stock market, so you can expect us to exhibit the kind of short-term risk associated with the stock market. The variation in returns in the table above gives you an indication of this volatility. While most people agree on average annual return as a measure of total returns, there are several ways to measure risk.

One gauge of RISK is found in the prospectus of every fund with a historical track record: the worst single quarter since inception. In our case, the Portfolio was down 12.5% in the September quarter of 2001. By comparison, the worst decline for the S&P 500 was 14.7% in the same quarter. By this measure, the short-term risk of our Portfolio was 15% less risky.

Another popular measure of risk is beta, or the degree to which a fund moves relative to the specific timing of market swings up or down. Our Portfolio has a beta of 0.93 according to Morningstar, which means that if the market declines 10% in a short time period, one might expect our Portfolio to decline 9.3% on average.

The short-term risk measure that I like best is the sum of all negative quarters or the sum of all returns below a market benchmark. Since inception, the sum of all negative quarters was 61.37% for our Portfolio versus 67.6% for the S&P 500. By this measure, our Portfolio has been 9% less risky than the S&P 500.

Each of the risk measures above deal with what I call short-term risk or volatility or risk of a precipitous drop in the stock market. An investor may be subject to other kinds of risk as well. One of these is "inflation risk," or the risk that Portfolio returns will not keep up with inflation. I believe our Portfolio is less subject to longer-term inflation risk than interest bearing instruments (such as bonds and money market accounts), but more subject to it than much smaller stocks. Nevertheless, one should absolutely be prepared for a "bumpy ride" in this Portfolio as with any fund investing almost exclusively in stocks.

Question 4. What does it own?

When you're fishing it's always helpful to keep in mind the pond you're fishing in. The pond can give you strong clues about what to expect. When fishing in a lake stocked with bass and perch, you don't expect the same results as when fishing in 80 feet of water in the Gulf of Mexico. Likewise, with mutual funds, it's always best to know the characteristics of the kind of investments the fund buys and how much flexibility the portfolio manager has to vary that mix.

In the case of this Portfolio, we have invested almost exclusively in stocks, some of the largest in the U.S. The historical characteristics of these stocks is that they have tended to be more stable, with less upside potential but less short-term downside risk than other categories of stocks. Of course, these generalizations do not hold in all market environments, including the recent one in which ultra-large stocks declined more than small stocks.

In any case, stocks as a group are significantly more volatile (risky in the short-term) than many other kinds of investments, such as money markets, CD's, bonds, Treasury bills, real estate investment trusts, and gold. Over the long haul, however, stocks, and especially smaller stocks, have historically been a better hedge against inflation as well as a vehicle for growth. For these reasons, I believe short-term interest bearing investments (assuming they are diversified or have little or no credit risk) are a better place to invest money that one might need in the near term, while stocks (assuming a diversified portfolio) are a better place to invest money that one might need farther into the future.

As portfolio manager, I have no flexibility to frequently change the composition of our Portfolio. We typically "rebalance" the composition of the Index only every two to three years. Normally, only a handful of stocks are replaced. Thus, this is a very "style pure," stable portfolio.

Question 5. Who runs it and how stable is the management?

That would be me. I am a native of Houston, Texas, also Bridgeway's home. I have undergraduate degrees in Engineering and Philosophy from Swarthmore College (where I learned how to think about complex issues), a masters in engineering from MIT (where I learned statistics and computer modeling), and an MBA from Harvard Business School (where I learned about investing, especially what not to do). My first career was in transportation (through 1991), where I learned aspects of a people-oriented, service business. Investing has been my hobby since 1985 and my profession since founding Bridgeway in 1993. I love this business, love helping people achieve their financial goals, and love working with the people at Bridgeway. I work at an extraordinary place with some extraordinarily talented and dedicated people. I can't believe anyone pays me to have this much joy. However, work is my third priority. One of my life goals is to be donating $100 million per year when I retire (maybe in two decades?). (The adviser donated about $1 million in the last year; we have a long way to go.) I also plan to run a marathon and celebrate a 50th wedding anniversary. (I currently only run three miles regularly, but last month I celebrated 25 years of marriage to a wonderful woman.) I have been portfolio manager of this portfolio for eight years, which is about twice the tenure of the average fund manager. Since I am a majority owner of the adviser to the Portfolio, since Bridgeway would appear to be my only "shot" at achieving my giving goal, and since I'm having a great time (the current bear market notwithstanding), it seems extremely unlikely that I would move on to another investment firm.

As portfolio manager I was integrally involved in the design of the underlying (Bridgeway proprietary) Ultra-Large 35 Index. Elena Khoziaeva assists me by maintaining the Index according to some well-documented, specific guidelines. Audrey Fersten also assists me by investing the cash flows of the Portfolio according to certain criteria. The three of us are backed up by three traders, all of whom are facile in the efficient execution of our Portfolio trades. Then, there are other support staff at Bridgeway. If I were to die or become incapacitated overnight, I believe nothing would change about the operations or performance of this Portfolio. Thus, more than any other Bridgeway portfolio, this portfolio is not dependent on me. I believe we have assembled a stable team to support our operations and performance.

Question 6. What does it cost?

Bridgeway is fully "no-load," which means you pay no sales charges or "loads" of any kind to purchase or own this Portfolio. You can also purchase and sell our Portfolio without any fees, but many (not all) mutual fund marketplaces do charge their own fees. We are not available on a "no-transaction fee basis" at most fund marketplaces because we think this arrangement is ultimately more expensive for long-term shareholders.

A second category of expenses are operating expenses. Our expense ratio (after fee waivers) was 0.15% last fiscal year, lower than all other retail mutual funds. This means that the daily net asset value reflects an adjustment of 0.15% to cover expenses like Bridgeway Capital Management's management fee, U.S. Bank's custodian fee, PricewaterhouseCoopers' audit fee, expenses to print and mail this letter, accounting expenses, and other miscellaneous expenses. The average large cap retail index fund expense ratio is 0.93%. The expense ratio of the retail index fund with the most assets is 0.18%.

The final category of expenses is trading costs, which we believe is as big a deal as the expense ratio. Unfortunately, they are much more difficult to measure, so almost no one pays attention to them. There are two ways to keep trading costs down. One is to trade infrequently. The other is to work hard to minimize the cost per trade. Both of these come into play with this portfolio.

The Worst Thing that Happened at Bridgeway in Fiscal Year 2002

TRANSLATION: The worst thing that happened at Bridgeway over the last year was a trading error.

Highlighting the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not revealed and acknowledged. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

A trading error was at the head of the list of what didn't go well in the last year. One of our traders did not follow our internal procedure and misread a ticker symbol as he was placing a large order with a broker for another Bridgeway portfolio. When the error was discovered at the end of the day, we "unwound" the trade (placed offsetting orders) on the following day, at the adviser's expense. The process cost the adviser about $175,000 - approximately half of one month's management fee from that Portfolio. (In accordance with Murphy's Law, errors of this type will almost always work to your disfavor.) Within hours of the error, we formed a committee including our most experienced trader, our compliance officer, another representative of the investment management area, and myself to examine the sources of the error and to put preventative measures in place. Naturally, we would prefer that the error had not occurred however, we now have better procedures, additional trading staff, and a stronger commitment to zero trading errors.

One remarkable aspect of the trading error demonstrates a practice that we consider a strength at Bridgeway. In many, probably most, investment advisory firms, the error would have been hidden. Management, the Board, shareholders, and regulators would never have learned about it. It would have been covered up and, I believe, ultimately the shareholders would have paid for it through lower performance. In our case, the shareholders were not disadvantaged, and we used it as a way to become stronger and more effective.

Pushing for Higher Standards

Recent articles have highlighted the efforts of some very high profile people in the mutual fund industry, notably John Bogle, Bill Miller, and William Gross, to become more active in pushing public companies toward better corporate governance, more disclosure, and especially more realistic pay packages for executives. One Bridgeway shareholder encouraged Bridgeway to come out in support of these efforts, which I am hereby doing.

Conclusion

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming - both favorable and critical.

Sincerely,


John Montgomery

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2002

    Industry Company                          Shares      Value
    ----------------                          ------   -----------
Common Stock - 99.2%
    Auto Manufacturers - 2.8%
           Ford Motor Co                       9,782   $   156,512

    Banks - 6.9%
           Bank of America Corp                2,754       193,771
           Wells Fargo & Co                    3,790       189,727
                                                       -----------
                                                           383,498
    Beverages - 6.8%
           Coca-Cola Co                        3,677       205,912
           PepsiCo Inc                         3,495       168,459
                                                       -----------
                                                           374,371
    Chemicals - 2.8%
           Du Pont (E.I.) de Nemours & Co      3,542       157,265

    Computers - 7.4%
           Dell Computer Corp *                5,894       154,069
           Hewlett-Packard Co                  9,633       147,192
           Intern'l Business Machines Corp     1,462       105,264
                                                       -----------
                                                           406,525
    Cosmetics/Personal Care - 3.7%
           Procter & Gamble Co                 2,285       204,051

    Diversified Financial Services - 6.1%
           Citigroup Inc                       3,349       129,774
           Fannie Mae                          2,823       208,196
                                                       -----------
                                                           337,970
    Food - 0.0%
           JM Smucker Co *                        46         1,560

    Healthcare-Products - 3.4%
           Johnson & Johnson                   3,342       174,653
           Zimmer Holdings Inc *                 356        12,681
                                                       -----------
                                                           187,334
    Insurance - 5.8%
           American International Group        2,411       164,503
           Berkshire Hathaway Inc *               71       158,614
                                                       -----------
                                                           323,117
    Media - 1.9%
           AOL Time Warner Inc *               6,959       102,367

    Misc Manufacturing - 5.8%
           3M Co                               1,494       183,762
           General Electric Co                 4,658       135,315
                                                       -----------
                                                           319,077
    Oil & Gas - 6.4%
           ChevronTexaco Corp                  1,995       176,558
           Exxon Mobil Corp                    4,372       178,902
                                                       -----------
                                                           355,460
    Pharmaceuticals - 9.1%
           Bristol-Myers Squibb Co             4,359       112,026
           Eli Lilly & Co                      2,320       130,848
           Merck & Co Inc                      2,646       133,994
           Pfizer Inc                          3,573       125,055
                                                       -----------
                                                           501,923
    Retail - 7.8%
           Home Depot Inc                      3,625       133,146
           McDonald's Corp                     4,371       124,355
           Wal-Mart Stores Inc                 3,159       173,777
                                                       -----------
                                                           431,278
    Semiconductors - 4.7%
           Intel Corp                          5,613       102,550
           Texas Instruments Inc               6,680       158,316
                                                       -----------
                                                           260,866
    Software - 5.0%
           Microsoft Corp *                    2,943       160,982
           Oracle Corp *                      12,008       113,716
                                                       -----------
                                                           274,698
    Telecommunications - 9.7%
           AT&T Corp                          11,172       119,540
           Cisco Systems Inc *                 9,924       138,440
           SBC Communications Inc              4,469       136,305
           Verizon Communications Inc          3,564       143,095
                                                       -----------
                                                           537,380
    Transportation - 3.1%
           United Parcel Service Inc           2,768       170,924
                                                       ===========
    Total Common Stock (Identified
      Cost $5,889,990)                                 $ 5,486,176

Short-term Investments - 1.4%
    Money Market Funds - 1.4%
           Firstar U S Treasury Money
              Market Fund Institutional       79,616        79,616
                                                       ===========
    Total Short-term Investments
      (Identified Cost $79,616)                        $    79,616
                                                       ===========
Total Investments - 100.6%                             $ 5,565,792

Other Assets and Liabilities, net - (0.6)%                 (34,028)
                                                       ===========
Total Net Assets - 100.0%                              $ 5,531,764
                                                       ===========

----------
* Non-income producing security as no dividends were paid during the period from July 1, 2001 to June 30, 2002.

** The aggregate identified cost on a tax basis is $5,983,435. Gross unrealized appreciation and depreciation were $444,963 and $848,777, respectively, or net unrealized depreciation of $403,814.

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2002

ASSETS:
      Investments at value (cost - $5,969,606)                                             $5,565,792
      Receivable from adviser                                                                   3,876
      Receivable for shares sold                                                                7,000
      Receivable for interest                                                                      44
      Receivable for dividends                                                                  3,927
                                                                                           ----------
            Total assets                                                                    5,580,639
                                                                                           ----------

LIABILITIES:
      Bank overdraft                                                                           48,875
                                                                                           ----------
            Total liabilities                                                                  48,875
                                                                                           ----------
      NET ASSETS (933,601 SHARES OUTSTANDING)                                              $5,531,764
                                                                                           ==========
      Net asset value, offering and redemption price per share ($5,531,764/933,601)        $     5.93
                                                                                           ==========
NET ASSETS REPRESENT:
      Paid-in capital                                                                      $6,923,315
      Undistributed net investment income                                                      39,250
      Undistributed net realized loss                                                      (1,026,987)
      Net unrealized depreciation of investments                                             (403,814)
                                                                                           ----------
      NET ASSETS                                                                           $5,531,764
                                                                                           ==========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2002

INVESTMENT INCOME:
      Dividends                                                  $    89,829
      Interest                                                         1,241
                                                                 -----------
            Total income                                              91,070

EXPENSES:
      Management fees                                                  4,870
      Accounting fees                                                 31,154
      Audit fees                                                       6,262
      Custody                                                          4,619
      Amortization of organization costs                                 905
      Insurance                                                          307
      Legal                                                            1,047
      Registration fees                                                6,780
      Directors fees                                                     723
      Miscellaneous                                                      224
                                                                 -----------
            Total expenses                                            56,891
      Less fees waived                                               (36,024)
      Less expenses reimbursed                                       (11,735)
                                                                 -----------
            Net expenses                                               9,132
                                                                 -----------
NET INVESTMENT INCOME                                                 81,938
                                                                 -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
      Net realized loss on investments                              (408,367)
      Net change in unrealized appreciation/depreciation            (799,471)
                                                                 -----------
      Net realized and unrealized loss                            (1,207,838)
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(1,125,900)
                                                                 ===========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year ended           Year ended
                                                                       June 30, 2002        June 30, 2001
                                                                       -------------        -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                                             $    81,938          $    77,705
      Net realized loss on investments                                     (408,367)            (385,647)
      Net change in unrealized appreciation/depreciation                   (799,471)            (955,099)
                                                                        -----------          -----------
          Net decrease resulting from operations                         (1,125,900)          (1,263,041)
                                                                        -----------          -----------
      Distributions to shareholders:
          From net investment income                                        (74,532)             (79,558)
          From realized gains on investments                                      0                    0
                                                                        -----------          -----------
            Total distributions to shareholders                             (74,532)             (79,558)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                        2,871,737            3,090,003
      Reinvestment of dividends                                              71,972               72,077
      Cost of shares redeemed                                            (2,186,071)          (3,210,271)
                                                                        -----------          -----------
          Net increase (decrease) from Fund share transactions              757,638              (48,191)
                                                                        -----------          -----------
          Net decrease in net assets                                       (442,794)          (1,390,790)
NET ASSETS:
      Beginning of period                                                 5,974,558            7,365,348
                                                                        -----------          -----------
      End of period (including undistributed net investment
          income of $39,250 and $31,844, respectively)                  $ 5,531,764          $ 5,974,558
                                                                        ===========          ===========
Number of Fund shares:
      Sold                                                                  427,545              392,211
      Issued on dividends reinvested                                         10,492                9,279
      Redeemed                                                             (331,262)            (414,190)
                                                                        -----------          -----------
          Net increase (decrease)                                           106,775              (12,700)
      Outstanding at beginning of period                                    826,826              839,526
                                                                        -----------          -----------
      Outstanding at end of period                                          933,601              826,826
                                                                        ===========          ===========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


                                                    Year ended      Year ended      Year ended      Year ended    July 31, 1997* to
                                                   June 30, 2002   June 30, 2001   June 30, 2000   June 30, 1999    June 30, 1998
                                                   -------------   -------------   -------------   -------------  -----------------
PER SHARE DATA
     Net asset value, beginning of period            $     7.23      $     8.77      $     7.91      $     6.10       $     5.00
                                                     ----------      ----------      ----------      ----------       ----------
     Income (loss) from investment operations:
         Net investment income                             0.09            0.09            0.08            0.07             0.07
         Net realized and unrealized gain (loss)          (1.31)          (1.54)           0.85            1.77             1.03
                                                     ----------      ----------      ----------      ----------       ----------
              Total from investment operations            (1.22)          (1.45)           0.93            1.84             1.10
                                                     ----------      ----------      ----------      ----------       ----------
     Less distributions to shareholders:
         Net investment income                            (0.08)          (0.09)          (0.07)          (0.03)            0.00
         Net realized gains                                0.00            0.00            0.00            0.00             0.00
                                                     ----------      ----------      ----------      ----------       ----------
              Total distributions                         (0.08)          (0.09)          (0.07)          (0.03)            0.00
                                                     ----------      ----------      ----------      ----------       ----------
     Net asset value, end of period                  $     5.93      $     7.23      $     8.77      $     7.91       $     6.10
                                                     ==========      ==========      ==========      ==========       ==========
TOTAL RETURN [1]                                         -17.0%          -16.6%            11.7%           30.3%            22.0%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                       $5,531,764      $5,974,558      $7,365,348      $4,528,432       $  386,371
     Ratios to average net assets: [2]
         Expenses after waivers and
           reimbursements                                  0.15%           0.15%           0.15%           0.15%            0.15%
         Expenses before waivers and
           reimbursements                                  0.93%           0.68%           0.47%           0.90%            9.73%
         Net investment income after
             waivers and reimbursements                    1.35%           1.15%           0.98%           1.06%            1.47%

     Portfolio turnover rate [2]                           40.8%           24.0%           25.9%           16.6%            64.3%

----------
[1] Not annualized.

[2] Annualized.

*   July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS

1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

       Assets in the Ultra-Large 35 Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $10 million.

3.     Management Contract:

       The Ultra-Large 35 Index Portfolio pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Large 35 Portfolio for any operating expenses above 0.15%. To achieve this expense level the Adviser has waived both the management fees of $4,870 and accounting fees of $31,154 for the year ended June 30, 2002. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

6.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities, other than cash equivalents were $3,206,298 and $2,457,609, respectively, for the year ended June 30, 2002.

7.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:

                       Aggregate unrealized gain                                           $  444,963
                       Aggregate unrealized loss                                              848,777
                       Net gain (loss)
                                                                                            (403,814)
                       Cost of investments
                                                                                            5,983,435
                       Capital loss carryover *                                               662,469
                       Post October 31, 2001 Capital Loss Deferral                            350,689

         *    Expires 2006 and through 2010

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

                   Distributable Earnings
                         Ordinary income                                                  $   32,950
                         Long-term gains (capital losses)                                   (662,469)
                         Unrealized appreciation(depreciation)                              (403,814)

                   Tax Distributions
                         Ordinary income                                                  $   74,532
                         Long-term capital gains                                                   0

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


7.     Federal Income Taxes, Continued:

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Redemptions in kind of $29,013 were reclassified from paid-in capital to undistributed net realized gain for the year ended June 30, 2002.

       During the year ended June 30, 2002, the Fund paid a dividend from net investment income of $0.0809 per share to shareholders of record. The dividend qualified for the dividends received deduction of corporate shareholders.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Large 35 Index Portfolio
                                                      -

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra-Large 35 Index Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.






September 16, 2002
Houston, Texas

[BRIDGEWAY FUNDS LOGO]

September 12, 2002                            June 2002 Quarter - Annual Report

Dear Fellow Balanced Portfolio Shareholders:

Our Portfolio's return was negative 1.6% in the June quarter as compared with a 6.6% decline for the Lipper Balanced Fund Index and a 3.5% decline for the Balanced Benchmark. A loss is a loss, but the market environment can best be described as "ugly," so I am actually quite happy with our results.

According to data from Lipper, the Balanced Portfolio ranked 6th of approximately 491 balanced funds for the quarter and 18th of approximately 481 for the year.

Performance Summary

TRANSLATION: We now have a one-year track record, and it is very good relative to our two peer benchmarks. We beat both the Lipper Balanced Fund Index and the Balanced Benchmark for the quarter and the year. While the S&P 500 is not our benchmark, it is nice to see how well we performed versus what most people consider "the market". The S&P fell 13.4% for the June quarter and 18% for the fiscal year ending 6/30/02. Our modest decline was 12% of the S&P decline for the quarter and 5% of the S&P decline for the fiscal year.

 The comparison versus the Bloomberg/EFFAS Bond Index is another story. There has been a dramatic decline in rates over the last year, leading to a strong 6.7% rise for the Bond Index. (It's amazing to see how low rates are on money market funds and short-term instruments). In an environment of lower stock prices and lower interest rates, it is not surprising to see our Portfolio underperforming short term bonds. No one knows how low rates will go, but if interest rates level off or increase, I would not expect bond returns to continue this recent performance.

The table below presents our June quarter and one-year financial results according to the formula required by the SEC.

                                                  June Qtr.          One-year
                                                    4/1/02            7/1/01
                                                  to 6/30/02        to 6/30/02
                                                  ----------        ----------
           Balanced Portfolio                        -1.6%             -0.8%
           Lipper Balanced Fund Index(1)             -6.6%             -7.5%
           Bloomberg/EFFAS Bond Index(2)              2.5%              6.7%
           Balanced Benchmark(3)                     -3.5%             -3.1%

----------

(1) Performance of Balanced Fund Index as measured by Lipper, Inc.

(2) The Bloomberg/EFFAS Index is a transparent benchmark for the total return of the 1-3 year U.S. Government bond market.

(3) Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested.) and 60% the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index. Past performance does not guarantee future returns.

      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 6/30/01 TO 6/30/02]

Fund/Index Name                            Total Value
------------------------------------------------------
Bloomberg/EFFAS Bond Index                     $10,674
Bridgeway Balanced Portfolio                   $ 9,922
Balanced Benchmark                             $ 9,685
Lipper Balanced Fund                           $ 9,246
S&P 500 Index                                  $ 8,201

                                        6/30/01            9/30/01          12/31/01            3/31/02             6/30/02
BALANCED PORTFOLIO                     10,000.00           9,230.00         9,771.13           10,082.76            9,921.92
LIPPER BALANCED FUND                   10,000.00           9,241.84         9,841.08            9,900.32            9,246.20
S&P 500 INDEX                          10,000.00           8,532.43         9,444.22            9,470.23            8,201.47
BLOOMBERG/EFFAS BOND INDEX             10,000.00          10,341.92        10,425.16           10,416.21           10,674.24
BALANCED BENCHMARK                     10,000.00           9,618.12        10,032.79           10,037.82            9,685.13

Nine stocks declined more than 30% but no 30% gainers. As in the last quarter, all of these large decliners came from the index section of our portfolio. Most of the losses came from the technology and telecommunications sectors. Dynegy, right here in our backyard, was the largest loser. Ouch! Fortunately three stocks increased more than 20%. They were Amazon.Com, Lockheed Martin and Moody's Corp.

It should also be noted that our option writing strategy did make a nice contribution in the quarter. The covered call and secured put options that we sell will not show up as big gainers or losers, but the premiums received did help cushion the decline in stocks.

Worst performers:

  Rank     Description                                Industry                         % Loss
  ----     -----------                                --------                         ------
    1      Dynegy Inc.                                Pipelines                        -67.7%
    2      Enterasys Networks Inc.                    Telecommunications               -62.7%
    3      Broadcom Corp.                             Semiconductors                   -51.1%
    4      Omnicom Group                              Advertising                      -49.4%
    5      Tyco International Ltd.                    Miscellaneous Manufacturers      -47.5%
    6      EMC Corp/Massachusetts                     Computers                        -39.5%
    7      Electronic Data Systems Corp.              Computers                        -35.7%
    8      Lucent Technologies Inc.                   Telecommunications               -33.3%
    9      Pec Solutions Inc.                         Computers                        -30.0%

Top Ten Holdings

Here are the top ten stocks at the end of June quarter. Please note that the option positions included here are short puts. The percentages are based on a theoretical stock position, that is, as if we owned the underlying stock. We are obligated to buy the underlying stock at a specific strike price for a specific period of time.

As the following list indicates, the top 10 holdings make up 23.3% of the portfolio. Banks and retailers are our largest percentage holdings. Value stocks in the top ten represent 14.9% of assets with growth stocks at 7.4%.

                                                                                                   Percent of
Rank      Description                                                 Industry                     Net Assets
----      -----------                                                 --------                     ----------

   1      FleetBoston Financial Corp. incl. July $35 & Aug. $30 put   Banks                            3.0%
   2      Dow Chemical Aug. $30 put & Sept. $30 put                   Chemicals                        2.8%
   3      Bank of America Corp.                                       Banks                            2.8%
   4      US Bancorp Aug. $22.5 put & Sept. $22.5 put                 Banks                            2.7%
   5      Coors (Adolph) incl. July $65 put                           Beverages                        2.4%
   6      JP Morgan Chase Aug. $30 put & Sept. $35 put                Diversified Financial Svc        2.0%
   7      Best Buy Co. Inc. incl. July $45 put                        Retail                           1.8%
   8      ShopKo Stores Inc.                                          Retail                           1.6%
   9      Sharper Image Corp. incl. July $20 put                      Retail                           1.6%
   10     Ford Motor Co. incl. Sept. $15 put                          Auto Manufacturers               1.6%
                                                                                                      -----
                                                                                                      22.3%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding, asset class, or portfolio applies only as of the quarter end, June 30, 2002; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Shareholders have expressed an interest in other Bridgeway Portfolios and in discussion of the adviser's overall strategy and investment philosophy. The next few sections, written by John Montgomery and me, cover general topics that we have included in shareholder reports to each of the Bridgeway Portfolio investors.

How to Pick a Winning Mutual Fund--Let's try again

TRANSLATION: Helpful hints on picking a fund are: understand the investment objective, and make sure it fits your needs. Understand the fund's risks, and make sure you can stomach them. Consider the kinds of securities a fund invests in and what flexibility the manager has to change this. Know the background of the portfolio manager and assess the likelihood for stability. Understand the fund's costs and how they compare to similar types of funds.

Last quarter I discussed aspects of some non-Bridgeway funds that I believe destroy value over time. These could be considered red flags with respect to fund selection. They included lack of commitment to closing funds at reasonable levels, use of soft dollar commissions, portfolio managers' personal investments directly in stocks rather than in the portfolios they manage, marketing abuse, selective fund "incubation," fund family records that exclude poorer performing funds that were merged out of existence, and reliance on expensive affiliated brokerage companies for trade execution. However, I didn't answer the question, "If you stay away from funds or fund families exhibiting these abuses, how do you make a selection?" This is a much harder question. A good place to start is to target a fund with an investment objective complimentary to your own and to understand and be comfortable with the fund's major risks. Both of these are highlighted in more detail in the fund's prospectus. I recently read some materials on Morningstar's web site that attempted to lead someone through the process of choosing a fund. Even if you're not shopping for a fund, I thought it would be instructive to review our investment objective and apply Morningstar's questions to Bridgeway Balanced.

Question 1: What is our fund's objective? A fund's investment objective gives information about the appropriateness of a mutual fund portfolio to fulfill one's particular investment needs. One fund, including this one, may not meet all goals. According to our prospectus, the Balanced Portfolio seeks to:
"Provide a high current return with short-term risk less than or equal to 40% of the stock market." There are two major parts to the investment objective; one relates to return and the other to risk. Let's look at each.

First, we are trying to provide a HIGH CURRENT RETURN. What does this mean? Current return is usually thought of as the amount of cash generated from dividends and interest on stocks and bonds. We do generate both dividends and interest in the Balanced Portfolio, but we also generate a current return from writing covered calls and secured puts. This cash is typically paid out to shareholders in the form of a dividend. Mutual funds have to pay out 95% of all dividends and interest received from stocks and bonds each year. Option gains are treated as short term capital gains. This gives us the ability to use short term losses to offset short term gains and reduce your tax burden. There are several important points to be made. 1.) We only seek to reduce short-term capital gains if we believe it will not be to the detriment of a non-taxable investor. 2.) As of 6/30/02 we had no realized short term capital gains. Please keep in mind that this may not always be the case, especially in a bull market. 3.) This fund is not designed for someone who needs a set amount of income distributed at regular intervals.

The second major part of the investment objective relates to SHORT-TERM RISK. What is short-term risk? As it applies to the investment objective, short-term risk is both "market risk" (or "beta") and "downside risk." A portfolio beta of 40% means that when the stock market declines, for example, 10%, one would expect an average corresponding decrease of 4% in the portfolio. "Downside risk," is independent of the timing of stock market moves. A"downside risk" of 40% means that the total of all negative monthly portfolio returns would be four-tenths the magnitude of all negative monthly stock market returns, although the timing of these declines could vary. For purposes of risk measurement, the S&P 500 Index serves as a proxy for the stock market. We ran the calculations and are happy to report that we hit the nail right on the head in our first fiscal year. The sum of all negative quarters for Balanced was -13.48% versus -32.62% for the S&P 500 index. So, the short term risk of Balanced as a percentage of the S&P 500 is 41.3%. Likewise, our first year beta was 40%.

Question 2: How has our Portfolio performed? We cover performance pretty thoroughly on the first page of each quarterly letter. If you only read the first paragraph, you should know how we did in the quarter and how I feel about it. Since our track record is so short, there is not a lot to look at (and too short a period from which to draw conclusions) but so far so good!

Question 3. How risky has it been? I consider our Balanced Portfolio to be the most conservative portfolio at Bridgeway. There's a reason the word "balanced" is in the portfolio name. You should invest in this fund if you want exposure to both fixed income and stocks or if you want a lower overall risk profile than the market. In addition, you may want to own it as one diversifying component of an overall investing plan (as it is for me). There are several ways to measure risk, but again, given the short track record of the fund and the fact that we discussed risk in the 1st question, I think I will leave it at that and revisit the subject in a future letter.

Question 4. What does it own?

When you're fishing, it's always helpful to keep in mind the pond you're fishing in. The pond can give you strong clues about what to expect. When fishing in a lake stocked with bass and perch, you don't expect the same results as when fishing in 80 feet of water in the Gulf of Mexico. Likewise, with mutual funds, it's always best to know the characteristics of the kind of investments the fund buys and how much flexibility the portfolio manager has to vary that mix.

In the case of Balanced, we invest in stocks, fixed income securities and options. We have models which span the style box, which is to say I have great flexibility to invest in small stocks and large ones, in value stocks (ones that are cheap according to certain financial measures) and in growth stocks (ones that have faster increasing sales or earnings). We currently use these models to select about 30% of the portfolio assets. These positions will typically be in covered calls and secured puts. We have also dedicated a portion (about 45%) of our portfolio to a basket of larger stocks that somewhat mirror the S&P 500 Index. Covered calls and secured puts are written on about 20% of these assets. The remaining portion of our assets (minimum of 25%) is invested in fixed income securities. Except for the minimum 25% in fixed income securities, the other percentages are current strategy rather than a legal restriction. To date the fixed income investments have been entirely in short-term government bills, notes and money market funds. It is our intention to gradually diversify among various non-government fixed income securities and to keep the overall duration under five years. The entire schedule of investments is included in this report, so give it a look.

Question 5. Who runs it and how stable is the management?

That would be me. I am a native of Philadelphia, Pennsylvania, but Houston, Texas has been my home for the past 22 years. I have an undergraduate degree in American History from Washington and Lee University. I started my career on the options floor of The Philadelphia Stock Exchange. I later worked on the options trading desk of Rotan Mosle and in the brokerage area at Paine Webber. In 1996, I founded West University Fund, Inc. a no-load mutual fund. In March of 2000 I came to Bridgeway to run the trading operation, and to start this fund. I have been married to the same wonderful woman for 17 years, and we have 2 great children. My commute to work is about 5 minutes if traffic is heavy, and I couldn't be happier doing what I do. I tell people that a large competitor down the street could double my pay, and I wouldn't even think about leaving Bridgeway. I mean it!

Bridgeway is an extraordinary place with some extraordinarily talented and dedicated people. Our methodology is 100% quantitative and is not dependent on one individual, but a team of people. We recently hired three new full-time people and now have 14. Last year we started an employee stock ownership plan
(ESOP) to give everyone who works on your Portfolio a financial interest in our success. The ESOP is just one of the things we're doing to encourage the longevity of our staff.

Question 6. What does it cost?

Bridgeway is fully "no-load," which means you pay no sales charges or "loads" of any kind to purchase or own this Portfolio. You can also purchase and sell our Portfolio without any fees, but many (not all) mutual fund marketplaces do charge their own fees. We are not available on a "no-transaction fee basis" at most fund marketplaces because we think this arrangement is ultimately more expensive for long-term shareholders.

A second category of expenses are operating expenses. Our expense ratio (after fee waiver) was 0.94% last fiscal year, which means that the daily net asset value reflects an adjustment of 0.94% to cover expenses like Bridgeway Capital Management's management fee, U.S. Bank's custodian fee, PricewaterhouseCoopers' audit fee, expenses to print and mail this letter, accounting expenses, and other miscellaneous expenses. The average balanced fund according to Morningstar has a ratio of about 1.28%.

Another expense item that is not included in the expense ratio calculation is the cost incurred in purchasing securities, or trading costs. We believe trading costs are as big a deal as the expense ratio. Because they are excluded from the expense ratio, they are much more difficult to track, so almost no one pays attention to them. There are two ways to keep trading costs down. One is to trade infrequently. The other is to work hard to minimize the cost per trade. Since we trade frequently with this Portfolio, we work very hard to keep the average trading costs low.

Barron's Article

Two Bridgeway Portfolios appeared on Barron's annual list of the 100 best funds in America. The Aggressive Investors I Portfolio was #24 on the list. Bridgeway Micro-Cap Limited Portfolio was #5. Although Aggressive Investors 1 is closed to new shareholders and Micro-Cap Limited is closed completely, we wanted you to be aware of the fund family's recognition.

The Worst Thing that Happened at Bridgeway in Fiscal Year 2002

TRANSLATION: The worst thing that happened at Bridgeway over the last year was a trading error.

Highlighting the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not revealed and acknowledged. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

A trading error was at the head of the list of what didn't go well in the last year. One of our traders did not follow our internal procedure and misread a ticker symbol as he was placing a large order with a broker on another Bridgeway portfolio. When the error was discovered at the end of the day, we "unwound" the trade on the following day, at the adviser's expense. The process cost the adviser about $175,000 - approximately half of one month's management fee from that Portfolio. (In accordance with Murphy's Law, errors of this type will almost always have a negative rather than positive result.) Within hours of the error, we formed a committee including our compliance officer, another representative of the investment management area, and myself to examine the sources of the error and to put preventative measures in place. Naturally, we would prefer that the error had not occurred however, we now have better procedures, additional trading staff, and a stronger commitment to zero trading errors.

One remarkable aspect of the trading error demonstrates a practice that we consider strength at Bridgeway. In many, probably most, investment advisory firms, the error would have been hidden. Management, the Board, and shareholders may never have learned about it. It would have been covered up and, I believe, ultimately the shareholders would have paid for it through lower performance. In our case, the shareholders were not disadvantaged, and we used it as a way to become stronger and more effective.

Pushing for Higher Standards

Recent articles have highlighted the efforts of some very high profile people in the mutual fund industry, notably John Bogle, Bill Miller, and William Gross, to become more active in pushing public companies toward better corporate governance, more disclosure, and especially more realistic pay packages for executives. One

Bridgeway shareholder encouraged Bridgeway to come out in support of these efforts, which I am hereby doing.

Conclusion

In closing, we would like to thank all shareholders for their support. We appreciate your feedback, so please call or write us with any questions or comments. We work for you and value your input.

Sincerely,



Richard P. Cancelmo, Jr.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2002

    Industry Company                          Shares        Value
    ----------------                          ------        -----
Common Stock - 54.3%
    Advertising - 0.3%
            Interpublic Group Cos Inc           630     $ 15,599

    Aerospace/Defense - 0.9%
            General Dynamics Corp               100       10,635
            Lockheed Martin Corp                270       18,765
            United Technologies Corp            210       14,259
                                                        --------
                                                          43,659
    Apparel - 0.2%
            VF Corp *                           250        9,803

    Auto Manufacturers - 1.4%
            Ford Motor Co                     3,600       57,600
            General Motors Corp                 240       12,828
                                                        --------
                                                          70,428
    Auto Parts & Equipment - 0.4%
            Cooper Tire & Rubber Co *         1,000       20,550

    Banks - 5.0%
            Bank of America Corp              2,000      140,720
            FleetBoston Financial Corp        1,000       32,350
            SouthTrust Corp                   1,750       45,710
            Wells Fargo & Co                    600       30,036
                                                        --------
                                                         248,816
    Beverages - 1.4%
            Coca-Cola Enterprises Inc           900       19,872
            Coors (Adolph)                      380       23,674
            Pepsi Bottling Group Inc            900       27,720
                                                        --------
                                                          71,266
    Chemicals - 0.8%
            Great Lakes Chemical Corp *         200        5,298
            Rohm & Haas Co                      850       34,417
                                                        --------
                                                          39,715
    Commercial Services - 2.3%
            Caremark Rx Inc *                 4,000       66,000
            Cendant Corp *                       72        1,143
            H&R Block Inc                       180        8,307
            McKesson Corp                       415       13,571
            Moody's Corp                        476       23,681
                                                        --------
                                                         112,702
    Computers - 0.6%
            Lexmark International Inc *         570       31,008

    Cosmetics/Personal Care - 0.7%
            Procter & Gamble Co                 400       35,720

    Diversified Financial Services - 3.3%
            Bear Stearns Cos Inc                700       42,840
            Countrywide Credit Ind Inc        1,100       53,075
            Freddie Mac                         560       34,272
            SLM Corp                            370       35,853
                                                        --------
                                                         166,040
    Electric - 1.5%
            American Electric Power Co Inc      265       10,605
            Dominion Resources Inc *            160       10,592
            Duke Energy Corp                    750       23,325
            Southern Co                       1,000       27,400
            TXU Corp                             30        1,547
                                                        --------
                                                          73,469
    Electronics - 0.4%
            Johnson Controls Inc                240       19,586

    Food - 1.4%
            Conagra Foods Inc                 1,200     $ 33,180
            JM Smucker Co *                       8          273
            Supervalu Inc                     1,440       35,323
                                                        --------
                                                          68,776
    Forest Products & Paper - 0.4%
            Georgia-Pacific Corp                270        6,637
            International Paper Co              270       11,767
                                                        --------
                                                          18,404
    Healthcare-Products - 1.9%
            Becton Dickinson & Co               820       28,249
            Johnson & Johnson                   500       26,130
            St Jude Medical Inc *               270       19,940
            Stryker Corp *                      380       20,334
                                                        --------
                                                          94,653
    Healthcare-Services - 1.0%
            HCA Inc *                           200        9,500
            Manor Care Inc *                    300        6,900
            Tenet Healthcare Corp *             292       20,893
            UnitedHealth Group Inc              110       10,071
                                                        --------
                                                          47,364
    Home Builders - 0.3%
            KB Home                             284       14,629

    Home Furnishings - 0.4%
            Maytag Corp *                       500       21,325

    Household Products/Wares - 0.2%
            Clorox Co                           200        8,270

    Insurance - 1.9%
            AMBAC Financial Group Inc           500       33,600
            American International Group         80        5,458
            MGIC Investment Corp                430       29,154
            Progressive Corp                    480       27,768
                                                        --------
                                                          95,980
    Internet - 1.0%
            Amazon.Com Inc *                  2,200       35,750
            Yahoo Inc *                       1,000       14,760
                                                        --------
                                                          50,510
    Leisure Time - 0.3%
            Brunswick Corp *                    370       10,360
            Sabre Holdings Corp *               200        7,160
                                                        --------
                                                          17,520
    Machinery-Const & Mining - 0.3%
            Caterpillar Inc                     280       13,706

    Machinery-Diversified - 0.2%
            Deere & Co                          230       11,017

    Media - 2.5%
            Comcast Corp *                    2,000       47,680
            McGraw-Hill Cos Inc                 600       35,820
            Meredith Corp                       230        8,821
            Tribune Co                          680       29,580
                                                        --------
                                                         121,901
    Metal Fabricate/Hardware - 1.5%
            Intermet Corp *                   5,000       53,700
            Worthington Industries *          1,140       20,634
                                                        --------
                                                          74,334

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                  June 30, 2002

    Industry Company                                                       Shares               Value
    ----------------                                                       ------               -----
    Mining - 0.1%
            Freeport-McMoRan Copper &
               Gold Inc *                                                    400         $     7,140

    Misc Manufacturing - 1.6%
            3M Co                                                            170              20,910
            ITT Industries Inc                                               800              56,480
                                                                                         -----------
                                                                                              77,390
    Oil & Gas - 2.7%
            Amerada Hess Corp                                                470              38,775
            ChevronTexaco Corp                                               350              30,975
            Exxon Mobil Corp                                                 760              31,099
            Royal Dutch Petroleum Co *                                       560              30,951
                                                                                         -----------
                                                                                             131,800
    Oil & Gas Services - 0.6%
            Halliburton Co *                                               1,950              31,083

    Packaging & Containers - 0.5%
            Ball Corp                                                        600              24,888

    Pharmaceuticals - 3.2%
            Bristol-Myers Squibb Co                                          600              15,420
            Cardinal Health Inc                                              500              30,705
            Forest Laboratories Inc *                                        431              30,515
            King Pharmaceuticals Inc *                                         -                   7
            Merck & Co Inc                                                   600              30,384
            Pfizer Inc                                                       850              29,750
            Pharmacia Corp *                                                 530              19,849
                                                                                         -----------
                                                                                             156,630
    Retail - 5.5%
            Autozone Inc *                                                   600              46,380
            Best Buy Co Inc *                                                  1                  18
            Dillard's Inc *                                                1,160              30,496
            JC Penney Co Inc Holding Co                                      661              14,555
            Lowe's Cos Inc *                                                 670              30,418
            Ltd Brands *                                                   1,000              21,300
            Sharper Image Corp *                                           2,000              40,300
            ShopKo Stores Inc *                                            4,000              80,800
            Walgreen Co                                                      170               6,567
                                                                                         -----------
                                                                                             270,834
    Savings & Loans - 0.7%
            Golden West Financial Corp                                       517              35,559

    Semiconductors - 1.8%
            Agere Systems Inc *                                               43                  60
            Agere Systems Inc *                                            1,058               1,588
            Broadcom Corp *                                                   50                 877
            Novellus Systems Inc *                                         1,200              40,800
            Texas Instruments Inc                                          1,970              46,689
                                                                                         -----------
                                                                                              90,014
    Software - 3.6%
            BMC Software Inc *                                             1,220              20,252
            First Data Corp                                                1,500              55,800
            IMS Health Inc *                                               1,380              24,771
            Intuit Inc *                                                     420              20,882
            Microsoft Corp *                                                 550              30,085
            Oracle Corp *                                                  2,660              25,190
                                                                                         -----------
                                                                                             176,980
    Telecommunications - 1.5%
            AT&T Corp                                                      1,050              11,235
            SBC Communications Inc                                         1,050              32,025
            Verizon Communications Inc                                       800              32,120
                                                                                         -----------
                                                                                              75,380
                                                                                         ===========
    Total Common Stock (Identified Cost $2,666,589)                                      $ 2,694,448

U.S. Government Obligations - 16.2%
    U.S. Treasury - 3.000% Notes due 01/31/2004                          100,000         $   100,780
    U.S. Treasury - 3.000% Notes due 02/29/2004                          200,000             201,380
    U.S. Treasury - 3.375% Notes due 04/30/2004                          300,000             303,390
    U.S. Treasury - 3.500% Notes due 11/15/2006                          200,000             196,760
    U.S. Treasury - 3.00% Notes due 11/30/03                             100,000             100,910
                                                                                         ===========
    Total U.S. Government Obligations (Identified Cost $893,182)                         $   903,220

Short-term Notes - 16.6%
    U.S. Treasury Bills - 07/05/2002                                     300,000             299,910
    U.S. Treasury Bills - 09/12/2002                                     300,000             298,950
    U.S. Treasury Bills - 11/07/2002                                     225,000             223,493
                                                                                         ===========
    Total Short-term Notes (Identified Cost $820,220)                                    $   822,353

Short-term Investments - 22.5%
    Money Market Funds - 22.5%
            Firstar U S Treasury Money Market
               Fund Institutional                                      1,116,238           1,116,238
                                                                                         ===========
    Total Short-term Investments (Identified Cost $1,116,238)                            $ 1,116,238

Covered Call Options Written - (0.2)%                              Contract Shares
            Amazon.com Jul 02 $17.50                                       2,200              (1,595)
            Bank of America Corp Jul 02 $80                                  400                 (50)
            Bank of America Corp Aug 02 $80                                1,200              (4,320)
            Ball Corp Aug 02 $50                                             600                 (90)
            Duke Energy Corp Jul 02 $35                                      700                 (70)
            Fleet Boston Financial Corp Aug 02 $30                         1,000              (3,200)
            Ford Motor Co Sep 02 $17.5                                     1,000                (500)
                                                                                         -----------
    Total Covered Calls (Premium received $13,195)                                       $    (9,825)

Put Options Written- (1.1)%
            Best Buy Co Inc Jul 02 $45                                     2,000             (17,500)
            Dow Chemical Co Aug 02 $30                                     2,000                (750)
            Dow Chemical Co Sep 02 $30                                     2,700              (1,688)
            Duke Energy Corp Jul 02 $35                                    1,000              (4,000)
            Fleet Boston Financial Corp Jul 02 $35                         2,100              (6,090)
            Fleet Boston Financial Corp Aug 02 $30                         1,400              (1,365)
            Ford Motor Co Sep 02 $15                                       1,500              (1,163)
            J.P. Morgan Chase Aug 02 $30                                     900              (1,035)
            J.P.  Morgan Chase Sept 02 $35                                 2,000              (7,100)
            PEP Boys - Manny Moe & Jack  Jul 02 $15                        2,500                (500)
            Coors Adolph Co Jul 02 $65                                     1,500              (5,100)
            Sharper Image Corp Jul 02 $20                                  2,000              (2,900)
            US Bancorp Sept 02 $22.5                                       2,500              (1,187)
            US Bancorp Sept 02 $22.5                                       3,500              (2,887)
                                                                                         -----------
    Total Put Options (Premium received $41,723)                                         $   (53,265)

Other Assets and Liabilities, net - (8.4)%                                                  (513,243)
                                                                                         -----------
Total Net Assets - 100.0%                                                                $ 4,959,926
                                                                                         ===========

----------
* Non-income producing security as no dividends were paid during the period from July 1, 2001 to June 30, 2002.

** The aggregate identified cost on a tax basis is $5,496,229. Gross unrealized appreciation and depreciation were $136,129 and $108,270, respectively, or net unrealized appreciation of $27,859.

See accompanying notes to financial statements.

                    BRIDGEWAY FUND, INC. - BALANCED PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2002

ASSETS:
      Investments at value (cost - $5,496,229)                                                        $5,536,259
      Receivable from adviser                                                                              1,828
      Receivable for investments sold                                                                    438,898
      Receivable for interest                                                                                805
      Receivable for dividends                                                                               695
                                                                                                      ----------
            Total assets                                                                               5,978,485
                                                                                                      ----------
LIABILITIES:
      Bank overdraft                                                                                     237,482
      Payable for investments purchased                                                                  717,120
      Accrued expenses                                                                                       865
      Call options written at value (premiums received  $13,195)                                           9,825
      Put options written at value (premiums received  $41,723)                                           53,267
                                                                                                      ----------
            Total liabilities                                                                          1,018,559
                                                                                                      ----------
      NET ASSETS (502,773 SHARES OUTSTANDING)                                                         $4,959,926
                                                                                                      ==========
      Net asset value, offering and redemption price per share ($4,959,926/502,773)                   $     9.87
                                                                                                      ==========
NET ASSETS REPRESENT:
      Paid-in capital                                                                                 $4,921,524
      Undistributed net investment income                                                                  2,486
      Undistributed net realized gain                                                                      4,058
      Net unrealized appreciation of investments                                                          31,858
                                                                                                      ----------
      NET ASSETS                                                                                      $4,959,926
                                                                                                      ==========

See accompanying notes to financial statements.

                    BRIDGEWAY FUND, INC. - BALANCED PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2002

INVESTMENT INCOME:

      Dividends                                                                                         $ 14,800
      Interest                                                                                            20,700
                                                                                                        --------
            Total income                                                                                  35,500

EXPENSES:
      Management fees                                                                                     15,310
      Registration fees                                                                                   12,400
      Accounting fees                                                                                      8,208
      Audit fees                                                                                           8,000
      Custody fees                                                                                         8,783
      Legal fees                                                                                             100
      Directors fees                                                                                          98
                                                                                                        --------
            Total expenses                                                                                52,899
      Less fees waived                                                                                   (23,518)
      Less expenses reimbursed                                                                            (5,396)
                                                                                                        --------
            Net expenses                                                                                  23,985
                                                                                                        --------

NET INVESTMENT INCOME                                                                                     11,515
                                                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                                                                     4,058
      Net change in unrealized appreciation                                                               31,858
                                                                                                        --------
      Net realized and unrealized gain                                                                    35,916
                                                                                                        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $ 47,431
                                                                                                        ========

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                 Year ended
                                                                June 30, 2002    June 30, 2001*
                                                                -------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                                     $     11,515      $          0
      Net realized gain on investments                                 4,058                 0
      Net change in unrealized appreciation                           31,858                 0
                                                                ------------      ------------
          Net increase (decrease) resulting from operations           47,431                 0
                                                                ------------      ------------
      Distributions to shareholders:
          From net investment income                                  (9,029)                0
          From realized gains on investments                               0                 0
                                                                ------------      ------------
            Total distributions to shareholders                       (9,029)                0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                 5,066,840           370,000
      Reinvestment of dividends                                        8,845                 0
      Cost of shares redeemed                                       (524,161)                0
                                                                ------------      ------------
          Net increase from Fund share transactions                4,551,524           370,000
                                                                ------------      ------------
          Net increase in net assets                               4,589,926           370,000
NET ASSETS:
      Beginning of period                                            370,000                 0
                                                                ------------      ------------
      End of period (including undistributed net investment
         income of $2,486)                                      $  4,959,926      $    370,000
                                                                ============      ============

Number of Fund shares:
      Sold                                                           519,117            37,000
      Issued on dividends reinvested                                     921                 0
      Redeemed                                                       (54,265)                0
                                                                ------------      ------------
          Net increase                                               465,773            37,000
      Outstanding at beginning of period                              37,000                 0
                                                                ------------      ------------
      Outstanding at end of period                                   502,773            37,000
                                                                ============      ============

----------
*     June 30, 2001 was initial offering.

See accompanying notes to financial statements.

                    BRIDGEWAY FUND, INC. - BALANCED PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)


                                                      Year ended
                                                     June 30, 2002       June 30, 2001*
                                                    --------------       --------------
PER SHARE DATA
      Net asset value,
          beginning of period                       $        10.00       $        10.00
                                                    --------------       --------------
      Income (loss) from investment operations:
              Net investment income                           0.04                 0.00
              Net realized and
                  unrealized loss                            (0.12)                0.00
                                                    --------------       --------------
      Total from investment operations                       (0.08)                0.00
                                                    --------------       --------------
      Less distributions to shareholders:
          Net investment income                              (0.05)                0.00
          Net realized gains                                  0.00                 0.00
                                                    --------------       --------------
      Total distributions                                    (0.05)                0.00
                                                    --------------       --------------

      Net asset value, end of period                $         9.87       $        10.00
                                                    ==============       ==============
TOTAL RETURN [1]                                              (0.8%)                0.0%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                     $    4,959,926       $      370,000
      Ratios to average net assets: [2]
          Expenses after waivers
              and reimbursements                              0.94%                0.00%
          Expenses before waivers
              and reimbursements                              2.07%                0.00%
          Net investment income after waivers
              and reimbursements                              0.49%                0.00%

      Portfolio turnover rate [2]                            112.5%                 0.0%

----------
[1] Not annualized for periods less than a year.

[2] Annualized for periods less than a year.

*   June 30, 2001 was initial offering.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Porftolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors. Bridgeway Capital Management, Inc. (the "Adviser") is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities, other than options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available bid price is used, also in accordance with the pricing policy established by the Fund's Board of Directors. Options are valued at the average of the closing bid and asked quotations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund provides for various investment options, including stocks, futures and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See Prospectus for additional risk information.)

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Balanced Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of the option transactions written by the Balanced Portfolio follows:

                                                        Call Options                  Put Options
                                                  ------------------------     --------------------------
                                                   Contracts    Premiums       Contracts        Premiums
                                                  ----------   -----------     ----------      ----------
            Outstanding June 30, 2001                     0    $         0              0      $        0
            Positions opened                            703        121,532          1,063         171,773
            Exercised                                  (179)       (36,321)          (192)        (31,303)
            Expired                                    (423)       (64,707)          (516)        (82,318)
            Closed                                      (30)        (7,310)           (82)        (16,429)
            Split                                         0              0              3               0
                                                  ----------   -----------     ----------      ----------
            Outstanding June 30, 2002                    71    $    13,194            276      $   41,723
                                                  ==========   ===========     ==========      ==========

            Market value June 30, 2002                         $     9,825                     $   53,267
                                                               ===========                     ==========


       In the year ended June 30, 2002 the Balanced Portfolio opened and closed four S&P 500 Index future contracts.

4.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser, a flat 0.6% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.94%.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Balanced Portfolio for any operating expenses above 0.94%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the year ended June 30, 2002. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $4,416,497 and $1,464,682, respectively, for the year ended June 30, 2002.

8.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:

                   Aggregate unrealized gain                                               $  136,129
                   Aggregate unrealized loss                                                  108,270
                   Net gain (loss)
                                                                                               27,859
                   Cost of investments
                                                                                            5,496,229

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


8.     Federal Income Taxes, Continued:

              Distributable Earnings
                    Ordinary income                                                          $  2,486
                    Long-term gains (capital losses)                                            4,058
                    Unrealized appreciation(depreciation)                                      27,859

              Tax Distributions
                    Ordinary income                                                          $  9,029
                    Long-term capital gains                                                         0

       During the year ended June 30, 2002, the Fund paid a dividend from net investment income of $0.0505 per share to shareholders of record.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in capital.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Balanced Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Balanced Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from inception to June 30, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.






September 16, 2002
Houston, Texas